                                                                                                                         EXECUTION COPY

                                                   RESIDENTIAL ACCREDIT LOANS, INC.,

                                                               Company,

                                                   RESIDENTIAL FUNDING CORPORATION,

                                                           Master Servicer,

                                                                  and

                                                 DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                                Trustee

                                                          SERIES SUPPLEMENT,

                                                    Dated as of September 1, 2006,

                                                                  TO

                                                           STANDARD TERMS OF
                                                    POOLING AND SERVICING AGREEMENT
                                                       dated as of March 1, 2006

                                            Mortgage Asset-Backed Pass-Through Certificates

                                                            SERIES 2006-QO7

                                                              (continued)
                                                                                                                                  PAGE

                                                       -iv-

                                                                                                                                  PAGE

                                                       -v-

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the Company.49

         Section 2.04.         Representations and Warranties of Sellers........................................52

         Section 2.05.         Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in

         Section 3.02          Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                               and Sellers' Obligations.........................................................55

         Section 3.03          Successor Subservicers...........................................................55

         Section 3.04          Liability of the Master Servicer.................................................55

         Section 3.05          No Contractual Relationship Between Subservicer and Trustee or Certificateholders55

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements; Certain

         Section 4.03.         Statements to Certificateholders; Statements to the Rating Agencies; Exchange Act Reporting 67

         Section 4.04.         Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer     67

         Section 9.01          Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the

                                                               EXHIBITS

         Exhibit One:      Mortgage Loan Schedule

         Exhibit Two:      Information to be Included in Monthly Distribution Date Statement

         Exhibit Three:    Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006

90

                                                                  81
         This is a Series  Supplement,  dated as of September 1, 2006 (the "Series  Supplement"),  to the Standard Terms of Pooling and
Servicing  Agreement,  dated as of March 1, 2006 and attached as Exhibit  Three hereto (the  "Standard  Terms" and,  together with this
Series  Supplement,  the "Pooling and Servicing  Agreement" or "Agreement"),  among  RESIDENTIAL  ACCREDIT LOANS,  INC., as the company
(together with its permitted  successors and assigns,  the "Company"),  RESIDENTIAL FUNDING  CORPORATION,  as master servicer (together with its permitted  successors and assigns,  the "Master  Servicer"),  and DEUTSCHE BANK TRUST COMPANY  AMERICAS,  as Trustee (together with its permitted successors and assigns, the "Trustee").

                                                        PRELIMINARY STATEMENT:

         The Company intends to sell mortgage asset-backed pass-through certificates (collectively,  the "Certificates"),  to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

         The terms and  provisions  of the  Standard  Terms are hereby  incorporated  by  reference  herein as though set forth in full herein.  If any term or  provision  contained  herein  shall  conflict  with or be  inconsistent  with any  provision  contained in the
Standard Terms, the terms and provisions of this Series  Supplement shall govern.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard  Terms.  The Pooling and  Servicing  Agreement  shall be dated as of the date of this
Series Supplement.

                                                                REMIC I

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Mortgage Loans and certain other related assets  subject to this  Agreement  (but  excluding the Interest  Shortfall  Reserve Fund, the
Yield Maintenance  Agreement Reserve Fund, the Yield Maintenance Floor Agreement Reserve Fund, the Yield Maintenance  Agreement and the
Yield Maintenance Floor Agreement) as a real estate mortgage  investment conduit (a "REMIC") for federal income tax purposes,  and such segregated  pool of assets will be  designated  as "REMIC I." The Class R-I  Certificates  will  represent  the sole Class of "residual interests"  in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under  federal  income tax law. The following  table irrevocably sets forth the designation,  remittance rate (the  "Uncertificated  REMIC I Pass-Through Rate") and initial  Uncertificated
Principal  Balance for each of the "regular  interests" in REMIC I (the "REMIC I Regular  Interests").  The "latest  possible  maturity date"  (determined  solely for  purposes  of  satisfying  Treasury  regulation  Section  1.860G-1(a)(4)(iii))  for each REMIC I Regular
Interest shall be the Maturity Date.  None of the REMIC I Regular Interests will be certificated.

                                 UNCERTIFICATED
                                    REMIC I
                           -------------------------        INITIAL UNCERTIFICATED            LATEST POSSIBLE
      DESIGNATION              PASS-THROUGH RATE              PRINCIPAL BALANCE                MATURITY DATE
           LT1                     Variable(1)                 $1,548,950,650.37             September 25, 2046
           LT2                     Variable(1)                    $77,209.39                 September 25, 2046
           LT3                        0.00%                       $77,809.75                 September 25, 2046
           LT4                     Variable(1)                    $77,809.75                 September 25, 2046
____________
(1)      Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                               REMIC II

         As provided  herein,  the REMIC  Administrator  will elect to treat the  segregated  pool of assets  consisting of the REMIC I
Regular  Interests as a REMIC for federal  income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC II."
The Class R-II  Certificates  will  represent the sole Class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions
(as defined  herein) under federal income tax law. The following table  irrevocably  sets forth the  designation,  remittance rate (the
"Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated  Principal Balance for each of the "regular interests" in REMIC
II (the "REMIC II Regular  Interests").  The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury regulation  Section  1.860G-1(a)(4)(iii))  for each REMIC II Regular  Interest shall be the Maturity Date. None of the REMIC II Regular
Interests will be certificated.

                                 UNCERTIFICATED
                                    REMIC II
                           -------------------------        INITIAL UNCERTIFICATED            LATEST POSSIBLE
      DESIGNATION              PASS-THROUGH RATE              PRINCIPAL BALANCE                MATURITY DATE
     SB-IO and SB-PO                   (1)                       $7,751,403.86               September 25, 2046
          I-A-1                    Variable(2)                  $461,703,000.00              September 25, 2046
          I-A-2                    Variable(2)                  $57,713,000.00               September 25, 2046
          I-A-3                    Variable(2)                  $57,713,000.00               September 25, 2046
         II-A-1                    Variable(2)                  $335,962,000.00              September 25, 2046
         II-A-2                    Variable(2)                  $41,995,000.00               September 25, 2046
         II-A-3                    Variable(2)                  $41,995,000.00               September 25, 2046
         III-A-1                   Variable(2)                  $156,605,000.00              September 25, 2046
         III-A-2                   Variable(2)                  $179,768,000.00              September 25, 2046
         III-A-3                   Variable(2)                  $37,954,000.00               September 25, 2046
         III-A-4                   Variable(2)                  $41,591,000.00               September 25, 2046
           M-1                     Variable(2)                  $30,229,000.00               September 25, 2046
           M-2                     Variable(2)                  $27,904,000.00               September 25, 2046
           M-3                     Variable(2)                   $9,300,000.00               September 25, 2046
           M-4                     Variable(2)                  $22,478,000.00               September 25, 2046
           M-5                     Variable(2)                  $16,277,000.00               September 25, 2046
           M-6                     Variable(2)                  $10,077,000.00               September 25, 2046
           M-7                     Variable(2)                  $13,176,000.00               September 25, 2046
____________
(1)      The Class SB  Certificates will accrue interest as described in the definition of Accrued Certificate  Interest.  The Class SB
         Certificates will not accrue interest on their Certificate  Principal  Balance.  Amounts paid, or deemed paid, to the Class SB
         Certificates shall be deemed to first be paid to REMIC II Regular Interests SB-IO and SB-PO as set forth herein.

(2)      Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.

                                                               REMIC III

         As provided  herein,  the REMIC  Administrator  will elect to treat the segregated  pool of assets  consisting of the REMIC II
Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC III."
The Class R-III  Certificates  will represent the sole Class of "residual  interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation,  type,  Pass-Through Rate,  aggregate initial
Certificate Principal Balance or Uncertificated  Principal Balance, as applicable,  Maturity Date, initial ratings and certain features for each of the "regular  interests"  in REMIC III  (the  "REMIC III  Regular  Interests")  and the Class P  Certificates.  The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section  1.860G-1(a)(4)(iii))  for each REMIC
III Regular Interest shall be the Maturity Date.  REMIC III Regular Interests SB-IO and SB-PO will not be certificated.

                                AGGREGATE
                                 INITIAL
                PASS-THROUGH    CERTIFICATE                               MATURITY            S&P/             MINIMUM
 DESIGNATION       RATE     PRINCIPAL BALANCE       FEATURES               DATE          MOODY'S/FITCH     DENOMINATIONS
                Adjustable   $461,703,000.00      Super Senior/
 Class I-A-1    Rate(1)(3)                       Adjustable Rate    September 25, 2046    AAA/Aaa/AAA       $100,000.00
 Class I-A-2    Adjustable   $57,713,000.00     Senior Mezzanine/                                           $100,000.00
                Rate(1)(3)                       Adjustable Rate    September 25, 2046    AAA/Aaa/AAA
 Class I-A-3    Adjustable   $57,713,000.00      Senior Support/                                            $100,000.00
                Rate(1)(3)                       Adjustable Rate    September 25, 2046    AAA/Aaa/AAA
 Class II-A-1   Adjustable   $335,962,000.00      Super Senior/                                             $100,000.00
                Rate(1)(3)                       Adjustable Rate    September 25, 2046    AAA/Aaa/AAA
 Class II-A-2   Adjustable   $41,995,000.00     Senior Mezzanine/                                           $100,000.00
                Rate(1)(3)                       Adjustable Rate    September 25, 2046    AAA/Aaa/AAA
 Class II-A-3   Adjustable   $41,995,000.00      Senior Support/                                            $100,000.00
                Rate(1)(3)                       Adjustable Rate    September 25, 2046    AAA/Aaa/AAA
Class III-A-1   Adjustable   $156,605,000.00      Super Senior/                                             $100,000.00
                Rate(2)(3)                       Adjustable Rate    September 25, 2046    AAA/Aaa/AAA
Class III-A-2   Adjustable   $179,768,000.00      Super Senior/                                             $100,000.00
                Rate(2)(3)                       Adjustable Rate    September 25, 2046    AAA/Aaa/AAA
Class III-A-3   Adjustable   $37,954,000.00       Super Senior/                                             $100,000.00
                Rate(2)(3)                       Adjustable Rate    September 25, 2046    AAA/Aaa/AAA
                Adjustable   $41,591,000.00      Senior Support/
Class III-A-4   Rate(2)(3)                            Adjustable    September 25, 2046    AAA/Aaa/AAA       $100,000.00
                                                      Rate
                                  $0.00           Senior/Fixed
   Class X1                                      Rate/ Interest     September 25, 2046    AAA/Aaa/AAA
                  0.90%                               Only                                                 $2,000,000.00
                                  $0.00           Senior/Fixed
   Class X2       1.27%                          Rate/ Interest     September 25, 2046    AAA/Aaa/AAA      $2,000,000.00
                                                      Only
                                  $0.00           Senior/Fixed
   Class X3       1.50%                          Rate/ Interest     September 25, 2046    AAA/Aaa/AAA      $2,000,000.00
                                                      Only
  Class M-1     Adjustable   $30,229,000.00    Mezzanine/Adjustable                       AA+/Aaa/AA+       $100,000.00
                Rate(2)(3)                            Rate          September 25, 2046
  Class M-2     Adjustable   $27,904,000.00    Mezzanine/Adjustable                       AA/Aa1/AA+        $100,000.00
                Rate(2)(3)                            Rate          September 25, 2046
  Class M-3     Adjustable    $9,300,000.00    Mezzanine/Adjustable                        AA/Aa2/AA        $100,000.00
                Rate(2)(3)                            Rate          September 25, 2046
  Class M-4     Adjustable   $22,478,000.00    Mezzanine/Adjustable                        A+/A1/A+         $250,000.00
                Rate(2)(3)                            Rate          September 25, 2046
  Class M-5     Adjustable   $16,277,000.00    Mezzanine/Adjustable                      BBB+/A3/BBB+       $250,000.00
                Rate(2)(3)                            Rate          September 25, 2046
  Class M-6     Adjustable   $10,077,000.00    Mezzanine/Adjustable                      BBB-/Baa2/BBB      $250,000.00
                Rate(2)(3)                            Rate          September 25, 2046
  Class M-7     Adjustable   $13,176,000.00    Mezzanine/Adjustable                       BB/Ba2/BBB-       $250,000.00
                Rate(2)(3)                            Rate          September 25, 2046

--------------
  SB-IO and
    SB-PO          (4)        $7,751,403.86        Subordinate      September 25, 2046        N/R               N/A
                   N/A             N/A          Prepayment Charge   September 25, 2046        N/R               N/A
  Class P(5)

(1)      The  REMIC  III  Regular  Interests,  ownership  of  which is  represented  by the  Class  I-A  Certificates  and  Class  II-A
Certificates,  will accrue  interest at a per annum rate equal to the lesser of (i) MTA plus the related  Margin for such  Distribution
Date and (ii) the MTA Floaters Net Rate Cap.

(2)      The REMIC III Regular Interests,  ownership of which is represented by the Class III-A Certificates and Class M  Certificates,
will accrue interest at a per annum rate equal to the lesser of (i) LIBOR plus the related Margin for such  Distribution  Date and (ii)
the LIBOR Floaters Net Rate Cap.

(3)      The Class A  Certificates  and Class M Certificates  will also entitle their Holders to receive certain payments in respect of
Basis Risk  Shortfalls  from Holders of the Class SB  Certificates  from amounts to which the Holders of the Class SB  Certificates  is entitled and from amounts received under the Yield  Maintenance  Agreement,  Yield Maintenance Floor Agreement and, with respect to the initial  Distribution  Date, certain payments in respect of the Interest Shortfall Reserve Fund, which payments will not be part of the entitlement of the REMIC III Regular Interests evidenced by such Certificates.

(4)      The Class SB  Certificates will accrue interest as described in the definition of Accrued Certificate  Interest.  The Class SB
Certificates  will not  accrue  interest  on their  Certificate  Principal  Balance.  Amounts  paid,  or deemed  paid,  to the Class SB
Certificates  shall be deemed to first be paid to REMIC II Regular  Interests  SB-IO and SB-PO.  Any  amounts  deemed  paid to REMIC II
Regular Interests SB-IO and SB-PO shall be deemed to be paid to REMIC III Regular Interests SB-IO and SB-PO, respectively.

(5)      The Class P Certificates will not represent ownership of an interest in any REMIC.

                                                               REMIC IV

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of REMIC
III  Regular  Interests  SB-IO and SB-PO as a REMIC for  federal  income  tax  purposes,  and such  segregated  pool of assets  will be designated as "REMIC IV." The Class R-X  Certificates  will  represent the sole Class of "residual  interests" in REMIC IV for purposes of the REMIC Provisions under federal income tax law. The following table  irrevocably  sets forth the designation,  Pass-Through  Rate and initial  Certificate  Principal  Balance for the single  "regular  interest"  in REMIC IV (the  "REMIC IV Regular  Interest").  The
"latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section  1.860G-1(a)(4)(iii)) for the
REMIC IV Regular Interest shall be the Maturity Date.

                                                            INITIAL CERTIFICATE              LATEST POSSIBLE
       DESIGNATION             PASS-THROUGH RATE             PRINCIPAL BALANCE                MATURITY DATE
           SB                     Variable(1)                                               September 25, 2046
                                                               $7,751,403.86
____________
 (1)     The Class SB  Certificates will accrue interest as described in the definition of Accrued Certificate  Interest.  The Class SB
         Certificates will not accrue interest on their Certificate  Principal  Balance.  The REMIC IV Regular Interest will not have a
         Pass-Through  Rate, but will be entitled to 100% of all amounts paid or deemed paid on REMIC III Regular  Interests  SB-IO and
         SB-PO.

         The  Group I Loans  have an  aggregate  Cut-off  Date  Principal  Balance  equal to  $633,164,144.05.  The  Group I Loans  are payment-option  adjustable-rate  first lien Mortgage Loans with a negative amortization feature having terms to maturity at origination or  modification  of generally not more than 40 years.  The Group II Loans have an aggregate  Cut-off Date  Principal  Balance equal to
$460,725,945.83.  The Group II Loans are payment option adjustable rate first lien Mortgage Loans with a negative  amortization feature having terms to maturity at  origination  or  modification  of generally not more than 40 years.  The Group III Loans have an aggregate
Cut-off Date Principal  Balance equal to  $456,301,313.98.  The Group III Loans are payment option  adjustable rate first lien Mortgage
Loans with a negative  amortization  feature  having terms to maturity at  origination  or  modification  of generally not more than 40 years.

         In  consideration  of the mutual  agreements  herein  contained,  the Company,  the Master  Servicer and the Trustee  agree as follows:

ARTICLE I

                                                              DEFINITIONS

SECTION 1.01.     DEFINITIONS.

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date, an amount equal to (a) in the case of each Class of
Class A  Certificates  and Class M  Certificates,  interest  accrued  during the related  Interest  Accrual  Period on the  Certificate
Principal Balance thereof  immediately  prior to such  Distribution  Date at the related  Pass-Through Rate and (b) in the case of each
Class of Class X Certificates,  interest accrued during the related Interest Accrual Period on the related Notional Amount  immediately prior to that Distribution Date at the related Pass-Through Rate.

         The amount of  Accrued  Certificate  Interest  on each  Class of  Certificates  shall be  reduced by the amount of  Prepayment
Interest  Shortfalls on the related  Mortgage Loans during the prior calendar month to the extent not covered by Compensating  Interest pursuant to  Section 3.16  and by Relief Act  Shortfalls  on the related  Mortgage  Loans  during the related Due Period on the related
Mortgage Loans allocable to such Class of Certificates for that Distribution  Date. The portion of any Prepayment  Interest  Shortfalls or Relief  Act  Shortfalls  allocated  to the  Class A  Certificates  will be based  upon the  related  Senior  Percentage  of all such reductions with respect to the related  Mortgage Loans,  such  reductions to be allocated among the related Class A  Certificates,  pro rata, on the basis of Accrued  Certificate  Interest payable on such  Distribution  Date absent such reductions,  with the remainder of such  reductions  allocated  among the Holders of all Classes of Class M  Certificates,  pro rata, on the basis of Accrued  Certificate
Interest payable on such Distribution Date absent such reductions.

         Accrued  Certificate  Interest  with  respect  to any  Distribution  Date and any  Class of Class A  Certificates  and Class M
Certificates  shall further be reduced by the interest portion of Realized Losses allocated to that Class of  Certificates  pursuant to
Section 4.05.

         Accrued  Certificate  Interest with respect to the Class III-A  Certificates and the Class M Certificates  shall accrue on the basis of the actual number of days in the related  Interest  Accrual  Period and a 360-day year.  Accrued  Certificate  Interest on the
Class I-A, Class II-A and Class X Certificates shall accrue on the basis of a 360-day year divided into twelve 30-day months.

         With respect to each Distribution Date and the Class SB  Certificates,  interest accrued during the preceding Interest Accrual
Period at the related  Pass-Through Rate on the related Notional Amount,  immediately prior to such Distribution  Date,  reduced by any interest  shortfalls  with  respect to the  Mortgage  Loans,  including  Prepayment  Interest  Shortfalls  to the extent not covered by
Compensating  Interest pursuant to Section 3.16 or by Excess Cash Flow pursuant to  Section 4.02(c)(iii)  and (iv). Accrued Certificate
Interest  on the  Class SB  Certificates  shall  accrue on the basis of a 360-day  year and the  actual  number of days in the  related
Interest Accrual Period.

         Adjustment  Date:  With  respect  to each  Mortgage  Loan,  each  date set  forth  in the  related  Mortgage  Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Available  Distribution  Amount:  As to any  Distribution  Date and each Loan Group,  as determined  separately  for each Loan
Group,  an amount equal to (a) the sum of (i) the amount  relating to the Mortgage Loans on deposit in the Custodial  Account as of the close of business on the immediately preceding  Determination Date, including any Subsequent  Recoveries,  and amounts deposited in the
Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account  Deposit Date,  (iii) any amount  deposited in the Certificate  Account on the related
Certificate  Account Deposit Date pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the Certificate
Account  pursuant to Section  4.07 or Section  9.01,  (v) any amount that the Master  Servicer is not  permitted  to withdraw  from the
Custodial  Account or the  Certificate  Account  pursuant to Section  3.16(e),  (vi) the proceeds of any Pledged Assets received by the
Master  Servicer,  reduced  by (b) the sum as of the close of  business  on the  immediately  preceding  Determination  Date of (v) any payments or  collections  consisting  of Prepayment  Charges on the Mortgage  Loans that were  received  during the related  Prepayment
Period; (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for Future  Distribution and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial  Account in respect of the Mortgage Loans pursuant to clauses  (ii)-(x),  inclusive,  of Section
3.10(a).

         Available  Funds Rate: With respect to any  Distribution  Date, a per annum rate equal to (i) the product of (x) the Available
Distribution  Amount  for all Loan  Groups  and (y) a  fraction,  the  numerator  of which  is 12 and the  denominator  of which is the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

         Basis Risk Shortfall:  With respect to the Class I-A  Certificates and Class II-A  Certificates and any Distribution  Date, an
amount equal to the excess,  if any, of  (i) Accrued  Certificate  Interest for that  Class calculated  at a rate equal to MTA plus the related Margin over (ii) Accrued  Certificate  Interest for that Class at the Net WAC Rate for such Distribution  Date; plus any unpaid
Basis Risk Shortfall from prior  Distribution  Dates,  plus interest  thereon to the extent not previously  paid from Excess Cash Flow, the Yield Maintenance Agreement or the Yield Maintenance Floor Agreement.

         With respect to the Class III-A  Certificates  and Class M  Certificates  and any  Distribution  Date,  an amount equal to the excess, if any, of (i) Accrued  Certificate  Interest for that  Class calculated  at a rate equal to LIBOR plus the related Margin over
(ii) Accrued  Certificate  Interest for that Class at the Net WAC Rate for such Distribution Date; plus any unpaid Basis Risk Shortfall from prior  Distribution  Dates,  plus interest thereon to the extent not previously paid from Excess Cash Flow, the Yield  Maintenance
Agreement or the Yield Maintenance Floor Agreement.

         Book-Entry Certificate:  The Class A, Class X and Class M Certificates.

         Capitalization  Reimbursement  Amount:  As to any  Distribution  Date and Loan  Group,  the amount of  Advances  or  Servicing
Advances that were added to the Stated  Principal  Balance of the Mortgage Loans in such Loan Group during the prior calendar month and reimbursed to the Master Servicer or the related  Subservicer on or prior to such Distribution  Date pursuant to Section  3.10(a)(vii), plus the Capitalization  Reimbursement  Shortfall Amount remaining  unreimbursed from any prior Distribution Date and reimbursed to the
Master Servicer or the related Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount: As to any Distribution Date and Loan Group, the amount, if any, by which the amount of Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of the  Mortgage  Loans in such Loan Group during the preceding  calendar  month  exceeds the amount of principal  payments on the Mortgage  Loans  included in the portion of the
Available Distribution Amount related to that Loan Group and Distribution Date.

         Certificate:  Any Class A, Class X, Class M, Class SB, Class R or Class P Certificate.

         Certificate  Account:  The  separate  account or accounts  created and  maintained  pursuant to Section  4.01 of the  Standard
Terms,  which shall be entitled "DEUTSCHE BANK TRUST COMPANY AMERICAS,  as trustee,  in trust for the registered Holders of Residential
Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QO7" and which must be an Eligible Account.

         Certificate  Principal  Balance:  With  respect  to  any  Class  A  Certificate  or  Class  M  Certificate,  on  any  date  of determination,  an amount equal to (i) the initial  Certificate  Principal Balance of such Certificate as specified on the face thereof minus (ii) the sum of (x) the aggregate of all amounts  previously  distributed  with respect to such  Certificate  (or any predecessor
Certificate)  and applied to reduce the Certificate  Principal  Balance  thereof  pursuant to Section 4.02(c) and (y), the aggregate of all  reductions in  Certificate  Principal  Balance deemed to have occurred in connection  with Realized  Losses which were  previously allocated  to such  Certificate  (or any  predecessor  Certificate)  pursuant  to Section  4.05;  provided  that,  with  respect to any
Distribution Date, the Certificate Principal Balance of (i) the Class I-A Certificates and  Class M Certificates  will be increased, in each case to the extent of Realized  Losses  previously  allocated  thereto and  remaining  unreimbursed,  by the  Subsequent  Recovery
Allocation  Amount for Loan Group I in the following  order of priority:  first to the Class I-A  Certificates,  pro rata,  and then to the Class M-1, Class M-2, Class M-3, Class M-4,  Class M-5, Class M-6 and Class  M-7 Certificates,  in that order,  (ii) the Class II-A
Certificates and Class M Certificates  will be increased,  in each case to the extent of Realized Losses  previously  allocated thereto and remaining  unreimbursed,  by the Subsequent Recovery Allocation Amount for Loan Group II in the following order of priority: to the
Class II-A  Certificates,  pro rata,  and then to the Class M-1, Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6 and Class M-7
Certificates,  in that order and (iii) the Class III-A  Certificates  and Class M Certificates  will be increased,  in each case to the extent of Realized Losses previously  allocated thereto and remaining  unreimbursed,  by the Subsequent  Recovery Allocation Amount for
Loan Group III in the following  order of priority:  to the Class III-A  Certificates,  pro rata, and then to the Class M-1, Class M-2,
Class M-3,  Class M-4,  Class M-5, Class M-6 and Class M-7  Certificates,  in that order. With respect to any Class SB Certificate,  on any date of determination,  an amount equal to the Percentage Interest evidenced by such Certificate,  multiplied by an amount equal to
(i) the  excess,  if any,  of (A) the then  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  over (B) the then  aggregate
Certificate  Principal Balance of the Class A Certificates and Class M Certificates  then outstanding,  which represents the sum of (i)
the initial  Uncertificated  Principal  Balance of REMIC II Regular Interest SB-PO, as reduced by Realized Losses allocated thereto and payments deemed made thereon,  and (ii) accrued and unpaid  interest on REMIC II Regular  Interest SB-IO, as reduced by Realized Losses allocated thereto.  The Class R Certificates will not have a Certificate Principal Balance.

         Class I-A Certificate Group:  The Class I-A Certificates.

         Class I-A Certificates:  Collectively, the Class I-A-1 Certificates, Class I-A-2 Certificates and Class I-A-3 Certificates.

         Class  I-A-1  Certificate:  Any one of the  Class  I-A-1  Certificates,  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior to the Class I-A-2,  Class  I-A-3,  Class M,
Class SB,  and Class R  Certificates with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC
Provisions,  (ii) the right to  receive  Basis Risk  Shortfalls  and (iii) the right to receive  payments  under the Yield  Maintenance
Agreement and the Yield Maintenance Floor Agreement.

         Class I-A-1 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.800% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.800% per annum.

         Class  I-A-2  Certificate:  Any one of the  Class  I-A-2  Certificates,  executed  by the  Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed hereto as Exhibit A,  senior to the Class I-A-3, Class M,  Class SB and Class R
Certificates  with  respect to  distributions  and the  allocation  of  Realized  Losses in  respect  of Group I  Loans as set forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield  Maintenance  Agreement and the
Yield Maintenance Floor Agreement.

         Class I-A-2 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.800% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.800% per annum.

         Class  I-A-3  Certificate:  Any one of the  Class  I-A-3  Certificates,  executed  by the  Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed hereto as Exhibit A,  senior to the Class M,  Class SB and Class R Certificates with respect to  distributions  and the  allocation of Realized  Losses in respect of Group I Loans as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield  Maintenance  Agreement and the Yield Maintenance
Floor Agreement.

         Class I-A-3 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.800% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.800% per annum.

         Class II-A Certificate Group:  The Class II-A Certificates.

         Class  II-A  Certificates:   Collectively,  the  Class  II-A-1  Certificates,  Class  II-A-2  Certificates  and  Class  II-A-3
Certificates.

         Class  II-A-1  Certificate:  Any one of the Class  II-A-1  Certificates,  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class II-A-2,  Class II-A-3,  Class M,
Class SB and Class R  Certificates  with respect to distributions and the allocation of Realized Losses in respect of Group II Loans as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC
Provisions,  (ii) the right to  receive  Basis Risk  Shortfalls  and (iii) the right to receive  payments  under the Yield  Maintenance
Agreement and the Yield Maintenance Floor Agreement.

         Class II-A-1 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first possible
Optional  Termination  Date,  0.850% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.850% per annum.

         Class  II-A-2  Certificate:  Any one of the Class  II-A-2  Certificates,  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class  II-A-3,  Class M,  Class SB and
Class R  Certificates  with respect to distributions and the allocation of Realized Losses in respect of Group II Loans as set forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield  Maintenance  Agreement and the
Yield Maintenance Floor Agreement.

         Class II-A-2 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first possible
Optional  Termination  Date,  0.850% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.850% per annum.

         Class  II-A-3  Certificate:  Any one of the Class  II-A-3  Certificates,  executed  by the Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed hereto as Exhibit A,  senior to the Class M,  Class SB and Class R Certificates with respect to  distributions  and the allocation of Realized  Losses in respect of Group II Loans as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield  Maintenance  Agreement and the Yield Maintenance
Floor Agreement.

         Class II-A-3 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first possible
Optional  Termination  Date,  0.850% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.850% per annum.

         Class III-A Certificate Group:  The Class III-A Certificates.

         Class  III-A  Certificates:   Collectively,  the  Class  III-A-1  Certificates,  Class  III-A-2  Certificates,  Class  III-A-3
Certificates and Class III-A-4 Certificates.

         Class  III-A-1  Certificate:  Any one of the Class  III-A-1  Certificates,  executed by the Trustee and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit A,  senior to the Class  III-A-4,  Class M,  Class SB and
Class R  Certificates with respect to distributions and the allocation of Realized Losses in respect of Group III Loans as set forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield  Maintenance  Agreement and the
Yield Maintenance Floor Agreement.

         Class III-A-1 Margin:  With respect to any Distribution  Date prior to the second  Distribution  Date after the first possible
Optional  Termination  Date,  0.100% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.200% per annum.

         Class  III-A-2  Certificate:  Any one of the Class  III-A-2  Certificates,  executed by the Trustee and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit A,  senior to the Class  III-A-4,  Class M,  Class SB and
Class R  Certificates with respect to distributions and the allocation of Realized Losses in respect of Group III Loans as set forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield  Maintenance  Agreement and the
Yield Maintenance Floor Agreement.

         Class III-A-2 Margin:  With respect to any Distribution  Date prior to the second  Distribution  Date after the first possible
Optional  Termination  Date,  0.205% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.410% per annum.

         Class  III-A-3  Certificate:  Any one of the Class  III-A-3  Certificates,  executed by the Trustee and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit A,  senior to the Class  III-A-4,  Class M,  Class SB and
Class R  Certificates with respect to distributions and the allocation of Realized Losses in respect of Group III Loans as set forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield  Maintenance  Agreement and the
Yield Maintenance Floor Agreement.

         Class III-A-3 Margin:  With respect to any Distribution  Date prior to the second  Distribution  Date after the first possible
Optional  Termination  Date,  0.305% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.610% per annum.

         Class  III-A-4  Certificate:  Any one of the Class  III-A-4  Certificates,  executed by the Trustee and  authenticated  by the
Certificate Registrar substantially in the form annexed hereto as Exhibit A,  senior to the Class M,  Class SB and Class R Certificates with respect to  distributions  and the allocation of Realized Losses in respect of Group III Loans as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield  Maintenance  Agreement and the Yield Maintenance
Floor Agreement.

         Class III-A-4 Margin:  With respect to any Distribution  Date prior to the second  Distribution  Date after the first possible
Optional  Termination  Date,  0.305% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.610% per annum.

         Class A Certificates:  Collectively, the Class I-A Certificates, Class II-A Certificates, Class III-A Certificates.

         Class A Principal  Distribution  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal  Distribution  Amount for that Distribution
Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     (i) the Principal Distribution Amount for that Distribution Date; and

     (ii)the excess, if any, of (A) the aggregate Certificate  Principal Balance of the Class A Certificates  immediately prior to that
     Distribution  Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage  and (2) the aggregate
     Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and
     (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M  Certificates:  Collectively,  the Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6 and Class M-7
Certificates.

         Class M-1  Certificate:  Any one of the Class M-1  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed to the Standard  Terms as Exhibit B, senior to the Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6, Class M-7, Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC
Provisions,  (ii) the right to  receive  Basis Risk  Shortfalls  and (iii) the right to receive  payments  under the Yield  Maintenance
Agreement and the Yield Maintenance Floor Agreement.

         Class M-1  Margin:  With  respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.410% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.615% per annum.

         Class M-1  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount or (ii) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the  aggregate  Certificate  Principal Balance of the Class A  Certificates
(after  taking  into  account  the  payment of the  Class A  Principal  Distribution  Amount for that  Distribution  Date) and  (2) the
Certificate  Principal  Balance of the  Class M-1  Certificates  immediately  prior to that  Distribution  Date over (B) the  lesser of
(x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate Stated Principal Balance of the Mortgage Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate  Stated
Principal  Balance  of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that  Distribution  Date,  over the
Overcollateralization Floor.

         Class M-2  Certificate:  Any one of the Class M-2  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed to the Standard  Terms as Exhibit B, senior to the Class M-3, Class M-4, Class M-5, Class
M-6, Class M-7, Class SB and Class R Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in
Section 4.05,  and  evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,
(ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield  Maintenance  Agreement and the
Yield Maintenance Floor Agreement.

         Class M-2  Margin:  With  respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.430% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.645% per annum.

         Class M-2  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount and the Class M-1  Principal  Distribution
Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution Amount and the Class M-1 Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the  aggregate  Certificate  Principal Balance of the Class A  Certificates
and  Class M-1  Certificates  (after  taking into account the payment of the Class A  Principal  Distribution  Amount and the Class M-1
Principal  Distribution  Amount for that Distribution  Date) and (2) the  Certificate  Principal Balance of the Class M-2  Certificates
immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and
(2) the  aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution
Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit B, senior to the Class M-4,  Class M-5, Class M-6, Class M-7, Class SB
and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section  4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield  Maintenance  Agreement and the Yield Maintenance
Floor Agreement.

         Class M-3  Margin:  With  respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.450% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.675% per annum.

         Class M-3  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution Amount
and the  Class M-2  Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger Event is not in effect for that
Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the aggregate Certificate  Principal Balance of the Class A,  Class M-1 and
Class M-2  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1 Principal
Distribution  Amount and the Class M-2  Principal  Distribution  Amount for that Distribution Date) and (2) the  Certificate  Principal
Balance of the Class M-3  Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the
Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the Class M-4  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit B, senior to the Class M-5, Class M-6, Class M-7, Class SB and Class R
Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive Basis Risk
Shortfalls and (iii) the right to receive payments under the Yield Maintenance Agreement and the Yield Maintenance Floor Agreement.

         Class M-4  Margin:  With  respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.650% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.975% per annum.

         Class M-4  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the Class M-2 Principal  Distribution  Amount and the Class M-3 Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution  Amount, the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount and the Class M-3
Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A,  Class M-1,
Class M-2  and  Class M-3  Certificates  (after  taking into  account the payment of the Class A  Principal  Distribution  Amount,  the
Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount and the Class M-3 Principal  Distribution Amount
for that  Distribution  Date) and  (2) the  Certificate  Principal  Balance of the  Class M-4  Certificates  immediately  prior to that
Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the aggregate Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess, if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form  annexed  hereto  as  Exhibit  B,  senior  to the  Class  M-6,  Class  M-7,  Class SB and Class R
Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive Basis Risk
Shortfalls and (iii) the right to receive payments under the Yield Maintenance Agreement and the Yield Maintenance Floor Agreement.

         Class M-5  Margin:  With  respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  1.250% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 1.875% per annum.

         Class M-5  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the Class M-2  Principal  Distribution  Amount, the Class M-3 Principal  Distribution  Amount and the Class M-4 Principal  Distribution
Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the Class M-3
Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A,  Class M-1,
Class M-2,  Class M-3 and Class M-4  Certificates (after taking into account the payment of the Class A Principal  Distribution Amount, the Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount, the Class M-3 Principal Distribution Amount
and the  Class M-4  Principal  Distribution  Amount  for that  Distribution  Date) and  (2) the  Certificate  Principal  Balance of the
Class M-5  Certificates  immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the  product of (1) the  applicable
Subordination  Percentage and (2) the  aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-6  Certificate:  Any one of the Class M-6  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form  annexed  hereto as Exhibit B, senior to the Class M-7,  Class SB and Class R  Certificates  with respect to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section  4.05,  and  evidencing  (i) an  interest designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield Maintenance Agreement and the Yield Maintenance Floor Agreement.

         Class M-6  Margin:  With  respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  2.000% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 3.000% per annum.

         Class M-6  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal Distribution Amount
and the  Class M-5  Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger Event is not in effect for that
Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the Class M-3
Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A,  Class M-1,
Class M-2,  Class M-3,  Class M-4  and  Class M-5  Certificates  (after  taking  into  account  the  payment of the  Class A  Principal
Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the Class M-3
Principal  Distribution  Amount, the Class M-4 Principal  Distribution Amount and the Class M-5 Principal  Distribution Amount for that
Distribution  Date) and (2) the  Certificate  Principal  Balance of the Class M-6  Certificates  immediately prior to that Distribution
Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  Stated  Principal
Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution
Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any one of the Class M-7  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class SB  Certificates  and Class R Certificates  with respect to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section  4.05,  and  evidencing  (i) an  interest designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive Basis Risk Shortfalls and (iii) the right to receive payments under the Yield Maintenance Agreement and the Yield Maintenance Floor Agreement.

         Class M-7  Margin:  With  respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  2.000% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 3.000% per annum.

         Class M-7  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the Class M-2  Principal  Distribution  Amount,  the Class M-3  Principal  Distribution  Amount, the Class M-4  Principal  Distribution
Amount, the Class M-5 Principal  Distribution  Amount and the Class M-6 Principal  Distribution Amount or (ii) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the Class M-3
Principal  Distribution  Amount, the Class M-4  Principal  Distribution  Amount, the Class M-5  Principal  Distribution  Amount and the
Class M-6 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class A,  Class M-1,
Class M-2,  Class M-3,  Class M-4, Class M 5 and Class M-6 Certificates (after taking into account the payment of the Class A Principal
Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the Class M-3
Principal  Distribution  Amount, the Class M-4  Principal  Distribution  Amount, the Class M-5  Principal  Distribution  Amount and the
Class M-6  Principal  Distribution  Amount for that  Distribution  Date) and (2) the  Certificate  Principal  Balance of the  Class M-7
Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination
Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class P  Certificate:  Any one of the Class P  Certificates  executed  by the  Trustee and  authenticated  by the  Certificate
Registrar substantially in the form annexed to the Standard Terms as Exhibit C-I.

         Class R Certificate:  Any one of the Class R-I, Class R-II, Class R-III or Class R-X Certificates.

         Class R-I  Certificate:  Any one of the Class R-I  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and  evidencing an interest  designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class R-II Certificate:  Any one of the Class R-II  Certificates  executed by the Trustee and authenticated by the Certificate
Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and  evidencing an interest  designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Class  R-III  Certificate:  Any  one of the  Class  R-III  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a
"residual interest" in REMIC III for purposes of the REMIC Provisions.

         Class R-X  Certificate:  Any one of the Class R-X  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and  evidencing an interest  designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

         Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed hereto as Exhibit R,  subordinate  to the Class A, Class X and Class M Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing  ownership of the REMIC IV
Regular Interest  designated as the single "regular  interest" in REMIC IV for purposes of the REMIC Provisions,  together with certain obligations with respect to payments of Basis Risk Shortfalls.

         Class X Certificates:  Collectively, the Class X1, Class X2 and Class X3 Certificates.

         Class X1  Certificate:  Any one of the Class X1  Certificates  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed hereto as  Exhibit A-1,  senior to the Class M,  Class SB and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

         Class X2  Certificate:  Any one of the Class X2  Certificates  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed hereto as  Exhibit A-1,  senior to the Class M,  Class SB and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

         Class X3  Certificate:  Any one of the Class X3  Certificates  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed hereto as  Exhibit A-1,  senior to the Class M,  Class SB and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

         Closing Date:  September 29, 2006.

         Corporate  Trust Office:  The principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this Agreement shall be  administered,  which office at the date of the execution of this instrument is located at 1761
East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation, RALI 2006-QO7.

         Custodial  File:  Any  mortgage  loan  document  in the  Mortgage  File that is  required  to be  delivered  to the Trustee or
Custodian pursuant to Section 2.01(b) of this Agreement.

         Cut-off Date Principal Balance:  $1,550,191,403.86.

         Cut-off Date:  September 1, 2006.

         Deferred  Interest:  The amount of interest  which is deferred and added to the  principal  balance of a Mortgage  Loan due to negative  amortization.  For purposes of REMIC I, Deferred  Interest shall be allocated to REMIC I Regular Interest LT1 in reduction of the portion of the  Uncertificated  Accrued Interest  thereon  distributable  on the related  Distribution  Date and shall result in an increase in the  principal  balance  thereof to the extent of such  reduction.  For purposes of REMIC II,  Deferred  Interest  shall be allocated to the REMIC II Regular  Interests in amounts  equal to the Deferred  Interest  allocated  to their  Related  Certificate  or
Certificates  (in the case of the Class X1  Certificates  and the Class X2  Certificates,  allocated  among REMIC II Regular  Interests
I-A-1,  I-A-2 and I-A-3,  pro rata according to their respective  Uncertificated  Principal  Balances,  and in the case of the Class X3
Certificates,  allocated among REMIC II Regular Interests I-A-1, I-A-2, I-A-3,  II-A-1,  II-A-2 and II-A-3, pro rata according to their respective Uncertificated Principal Balances).

         Determination Date:  With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

         Discount Net Mortgage Rate:  Not applicable.

         Due Period:  With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

         Excess Bankruptcy Loss:  Not applicable.

         Excess Cash Flow:  With respect to any  Distribution  Date, an amount equal to the sum of (a) the excess of (i) the  Available
Distribution  Amount for all Loan Groups for that Distribution Date over (ii) the sum of (A) the Interest  Distribution Amount for that
Distribution Date and (B) the  Principal  Remittance  Amount for that  Distribution  Date and (b) the  Overcollateralization  Reduction
Amount, if any, for that Distribution Date.

         Excess Fraud Loss:  Not applicable.

         Excess   Overcollateralization   Amount:   With  respect  to  any  Distribution   Date,  the  excess,   if  any,  of  (a)  the
Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

         Excess Special Hazard Loss:  Not applicable.

         Excess Subordinate Principal Amount:  Not applicable.

         Expense Fee Rate:  With respect to any Mortgage  Loan as of any date of  determination,  the sum of the Servicing Fee Rate and the rate per annum at which the Subservicing Fee accrues.

         Gross Margin:  With respect to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated
on the Mortgage Loan Schedule  attached hereto as the "NOTE MARGIN," which  percentage is added to the related Index on each Adjustment
Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and
the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Group I Cut-off Date Principal Balance:  $633,164,144.05.

         Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

         Group I Principal  Distribution  Amount:  For any  Distribution  Date,  the product of (x) the Class A Principal  Distribution
Amount for such  Distribution  Date and (y) a fraction,  the  numerator  of which is the  portion of the  Principal  Allocation  Amount related to the Group I Loans for such  Distribution  Date and the  denominator of which is the Principal  Allocation  Amount for all of the Mortgage Loans for such Distribution Date.

         Group II Cut-off Date Principal Balance:  $460,725,945.83.

         Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

         Group II Principal  Distribution  Amount:  For any  Distribution  Date, the product of (x) the Class A Principal  Distribution
Amount for such  Distribution  Date and (y) a fraction,  the  numerator  of which is the  portion of the  Principal  Allocation  Amount related to the Group II Loans for such  Distribution  Date and the denominator of which is the Principal  Allocation  Amount for all of the Mortgage Loans for such Distribution Date.

         Group III Cut-off Date Principal Balance:  $456,301,313.98.

         Group III Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group III Loans.

         Group III Principal  Distribution  Amount:  For any Distribution  Date, the product of (x) the Class A Principal  Distribution
Amount for such  Distribution  Date and (y) a fraction,  the  numerator  of which is the  portion of the  Principal  Allocation  Amount related to the Group III Loans for such  Distribution  Date and the denominator of which is the Principal  Allocation Amount for all of the Mortgage Loans for such Distribution Date.

         Index:  With respect to any Mortgage Loan and as to any Adjustment  Date therefor,  the related index as stated in the related
Mortgage Note.

         Initial Subordinate Class Percentage:  Not applicable.

         Insolvency  Proceeding:  The  commencement,  after the date this  Agreement,  of any bankruptcy,  insolvency,  readjustment of debt,  reorganization,  marshalling of assets and liabilities or similar proceedings by or against any Person, the commencement,  after the date hereof,  of any proceedings by or against any Person for the winding up or liquidation of its affairs,  or the consent,  after the date hereof, to the appointment of a trustee, conservator,  receiver or liquidator in any bankruptcy,  insolvency,  readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

         Interest Accrual Period:  (i) With respect to the Class I-A, Class II-A and Class X Certificates  and any  Distribution  Date,
the calendar month  preceding the month in which such  Distribution  Date occurs and (ii) with respect to the Class III-A,  Class M and
Class SB Certificates and any  Distribution  Date, the period  beginning on the prior  Distribution  Date (or, in the case of the first
Distribution Date, the Closing Date) and ending on the day immediately preceding the Distribution Date.

         Interest  Carryforward  Amount: With respect to any Class of Class A Certificates or Class M Certificates and any Distribution
Date,  the sum of (a) the excess,  if any, of (i) Accrued  Certificate  Interest  for such Class  assuming the related Net Rate Cap for such  Distribution  Date was  calculated  using the Net WAC Rate over (ii) Accrued  Certificate  Interest  for such Class  assuming the related Net Rate Cap for such Distribution  Date was calculated using the Available Funds Rate and (b) any amount  calculated  pursuant to clause (a) on any previous Distribution Date and remaining unpaid, plus interest thereon at the related Pass-Through Rate.

         Interest  Distribution  Amount:  For any  Distribution  Date,  the  aggregate  of the  amounts  payable  pursuant  to  Section
4.02(c)(i).

         Interest Only Certificates:  The Class X Certificates.

         Interest Shortfall Reserve Fund:  The reserve fund created pursuant to Section 4.09.

         Interest Shortfall Reserve Fund Amount:  $1,785,000.00.

         LIBOR:  With respect to any  Distribution  Date,  the  arithmetic  mean of the London  interbank  offered rate  quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR  Business  Day:  Any day other  than (i) a Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,
England are required or authorized to by law to be closed.

         LIBOR Certificates:  The Class III-A Certificates and Class M Certificates.

         LIBOR Floaters Net Rate Cap: With respect to the Class III-A  Certificates  and the Class M Certificates  and any Distribution
Date,  (i) the  lesser of the Net WAC Rate and the  Available  Funds Rate minus  (ii) an amount  equal to (1) the  aggregate  amount of
Accrued  Certificate  Interest  payable to the Class X Certificates  for such  Distribution  Date  multiplied by 12, divided by (2) the aggregate Stated Principal Balance of the Mortgage Loans immediately  prior to such  Distribution  Date,  adjusted to an actual/360 day rate.

         LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR Business Day immediately  preceding the commencement of the related Interest Accrual Period.

         Liquidation Proceeds:  As defined in the Standard Terms but excluding Subsequent Recoveries.

         Loan Group:  Any of Loan Group I, Loan Group II or Loan Group III.

         Loan Group I:  The group of Mortgage Loans comprised of the Group I Loans.

         Loan Group II:  The group of Mortgage Loans comprised of the Group II Loans.

         Loan Group III:  The group of Mortgage Loans comprised of the Group III Loans.

         Margin:  The Class I-A-1 Margin,  Class I-A-2 Margin,  Class I-A-3 Margin,  Class II-A-1 Margin,  Class II-A-2  Margin,  Class
II-A-3 Margin,  Class III-A-1 Margin,  Class III-A-2 Margin,  Class III-A-3 Margin,  Class III-A-4 Margin,  Class M-1 Margin, Class M-2
Margin, Class M-3 Margin, Class M-4 Margin, Class M-5 Margin, Class M-6 Margin or Class M-7 Margin, as applicable.

         Marker Rate: With respect to the Class SB  Certificates,  REMIC II Regular  Interest SB-IO or REMIC III Regular Interest SB-IO
and any  Distribution  Date, a per annum rate equal to two (2) times the weighted  average of the  Uncertificated  REMIC I Pass-Through
Rates for REMIC I Regular Interest LT2 and REMIC I Regular Interest LT3.

         Maturity Date:  September 25, 2046, the Distribution  Date in the month of the latest scheduled  maturity date of any Mortgage
Loan.

         Maximum  Mortgage  Rate: As to any Mortgage  Loan,  the per annum rate  indicated in Mortgage Loan  Schedule  hereto  attached hereto as the "NOTE CEILING,"  which rate is the maximum  interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum Net  Mortgage  Rate:  As to any  Mortgage  Loan and any date of  determination,  the Maximum  Mortgage  Rate minus the
Expense Fee Rate.

         Mortgage Loan Schedule:  The list or lists of the Mortgage Loans  attached  hereto as Exhibit One,  segregated for the Group I
Loans, Group II Loans and Group III Loans, (and as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage
Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

         (i)      the Mortgage Loan identifying number ("RFC LOAN #");

         (ii)     the maturity of the Mortgage Note ("MATURITY DATE");

         (iii)    the Mortgage Rate as of origination ("ORIG RATE");

         (iv)     the Mortgage Rate as of the Cut-off Date ("CURR RATE");

         (v)      the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

         (vi)     the  scheduled  monthly  payment of  principal,  if any,  and  interest as of the Cut-off  Date  ("ORIGINAL P & I" or
"CURRENT P & I");

         (vii)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");

         (viii)   the Maximum Mortgage Rate ("NOTE CEILING");

         (ix)     the maximum Net Mortgage Rate ("NET CEILING");

         (x)      the Note Margin ("NOTE MARGIN");

         (xi)     the Note Margin ("NOTE MARGIN");

         (xii)    the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

         (xiii)   the rounding of the semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD");

         (xiv)    the Loan-to-Value Ratio at origination ("LTV");

         (xv)     the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV
FEE");

         (xvi)    a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation residence; and

         (xvii)   a code "N" under the column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a  non-owner  occupied residence.

         Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Mortgage Rate:  With respect to any Mortgage Loan, the interest rate borne by the related  Mortgage Note, or any  modification thereto other than a Servicing  Modification.  The Mortgage Rate on each  Mortgage  Loan will adjust on each  Adjustment  Date to equal the sum (rounded to the nearest  multiple of one eighth of one percent (0.125%) or up to the nearest  one-eighth of one percent,  which are  indicated by a "U" on the Mortgage Loan  Schedule,  except in the case of the Mortgage  Loans  indicated by an "X" on the Mortgage
Loan Schedule  under the heading "NOTE  METHOD"),  of the related  Index plus the Note Margin,  in each case subject to the  applicable
Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         MTA:  With respect to any  Distribution  Date,  the  twelve-month  moving  average  monthly  yield on United  States  Treasury securities, expressed on a per annum basis, determined in accordance with Section 1.03.

         MTA  Determination  Date: For each Interest  Accrual Period,  fifteen days prior to the  commencement of that Interest Accrual
Period.

         MTA Floaters  Net Rate Cap:  With  respect to the Class I-A  Certificates  and Class II-A  Certificates  and any  Distribution
Date,  (i) the  lesser of the Net WAC Rate and the  Available  Funds Rate minus  (ii) an amount  equal to (1) the  aggregate  amount of
Accrued  Certificate  Interest  payable on the Class X Certificates  for such  Distribution  Date  multiplied by 12, divided by (2) the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

         Net  Mortgage  Rate:  With  respect  to any  Mortgage  Loan as of any date of  determination,  a per annum  rate  equal to the
Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net Rate Cap:  With  respect to any Class of Class I-A  Certificates  and Class II-A  Certificates,  the MTA Floaters Net Rate
Cap.  With respect to any Class of Class III-A Certificates and Class M Certificates, the LIBOR Floaters Net Rate Cap.

         Net WAC Rate:  With  respect to any  Distribution  Date,  a per annum  rate  (which  will not be less than zero)  equal to the weighted  average of the Net Mortgage  Rates of the Mortgage  Loans using the Net Mortgage Rates in effect on the Mortgage Loans during the related Due Period.

         Note Margin:  With respect to each Mortgage  Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated
in Exhibit One hereto as the "NOTE MARGIN," which  percentage is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum Mortgage Rate) the
interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Notional  Amount:  As of any Distribution  Date, with respect to the Class X1  Certificates,  an amount equal to the aggregate
Certificate  Principal  Balance of the Class I-A  Certificates  immediately  prior to such  Distribution  Date (for federal  income tax purposes expressed as the aggregate  Uncertificated  Principal Balance of REMIC II Regular Interests I-A-1, I-A-2 and I-A-3 immediately prior to such  Distribution  Date). The initial  Notional Amount of the Class X1 Certificates is equal to  approximately  $577,129,000.
As of any  Distribution  Date,  with  respect  to the  Class X2  Certificates,  an amount  equal to the  product  of (i) the  aggregate
Certificate  Principal Balance of the Class I-A Certificates  immediately prior to such date (for federal income tax purposes expressed as the aggregate  Uncertificated  Principal  Balance of REMIC II Regular  Interests I-A-1,  I-A-2 and I-A-3  immediately  prior to such
Distribution  Date) and (ii) a fraction,  the numerator of which is $419,952,000 and the denominator of which is the aggregate  initial
Certificate  Principal  Balance of the Class I-A  Certificates.  The initial  Notional  Amount of the Class X2 Certificates is equal to approximately  $419,952,000.  As of any Distribution  Date, with respect to the Class X3  Certificates,  an amount equal to the product of (i) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates and Class II-A  Certificates  immediately  prior to that  Distribution  Date (for federal  income tax purposes  expressed as the  aggregate  Uncertificated  Principal  Balance of REMIC II
Regular Interests I-A-1,  I-A-2,  I-A-3,  II-A-1,  II-A-2 and II-A-3  immediately prior to such Distribution Date) and (ii) a fraction, the numerator of which is  $450,000,000  and the denominator of which is the aggregate  initial  Certificate  Principal  Balance of the
Class  I-A  Certificates  and  Class  II-A  Certificates.  The  initial  Notional  Amount  of the  Class  X3  Certificates  is equal to approximately  $450,000,000.  As of any Distribution Date, with respect to the Class SB Certificates,  an amount equal to the aggregate
Uncertificated Principal Balance of the REMIC I Regular Interests immediately prior to such date.

         Offered Certificates:  The Class A, Class X and Class M Certificates.

         Optional  Termination  Date: Any  Distribution  Date on or after which the aggregate  Stated  Principal  Balance (after giving effect to distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Principal
Balance.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the  excess,  if any, of (a) the  aggregate  Stated
Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution  Date over
(b) the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates immediately prior to such date.

         Overcollateralization Floor: An amount equal to the product of 0.50% and the Cut-off Date Principal Balance.

         Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess Cash Flow for that
Distribution  Date (to the extent not used to cover the amounts  described in clauses  (b)(iv)(2),  (v) and  (vi) of the  definition of
Principal  Distribution  Amount as of such Distribution Date) and (b) the excess of (1) the Required  Overcollateralization  Amount for
such Distribution Date over (2) the Overcollateralization Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the Excess  Overcollateralization
Amount  is,  after  taking  into  account  all other  distributions  to be made on such  Distribution  Date,  greater  than  zero,  the
Overcollateralization  Reduction  Amount  shall be  equal  to the  lesser  of  (i) the  Excess  Overcollateralization  Amount  for that
Distribution Date and (ii) the Principal Remittance Amount on such Distribution Date.

         Pass-Through Rate:

o        With respect to the Class I-A  Certificates and Class II-A  Certificates and any Distribution  Date, a per annum rate equal to the lesser of (i) MTA plus the related Margin for such  Distribution  Date and (ii) the MTA Floaters Net Rate Cap for
                  such Distribution Date.

o        With respect to the Class III-A  Certificates and Class M Certificates  and any  Distribution  Date, a per annum rate equal to the lesser of (i) LIBOR plus the related Margin for such  Distribution  Date and (ii) the LIBOR Floaters Net Rate Cap
                  for such Distribution Date.

o        With respect to the Class X1 Certificates and any Distribution Date, 0.90% per annum.

o        With respect to the Class X2 Certificates and any Distribution Date, 1.27% per annum.

o        With respect to the Class X3 Certificates and any Distribution Date, 1.50% per annum.

o        With  respect to the Class SB  Certificates,  REMIC II Regular  Interest  SB-IO or REMIC III  Regular  Interest  SB-IO and any
                  Distribution  Date, a per annum rate equal to the excess,  if any, of (x) the Net WAC Rate for such Distribution Date over (y) two (2) times the Marker Rate for such  Distribution  Date.  For federal  income tax purposes the  foregoing rate is  expressed  as the  percentage  equivalent  of a fraction,  (a) the  numerator of which is the sum of (i) the
                  Uncertificated  REMIC I  Pass-Through  Rate for REMIC I Regular  Interest  LT1 minus the  Marker  Rate,  applied to a notional  amount  equal  to the  Uncertificated  Principal  Balance  of  REMIC  I  Regular  Interest  LT1,  (ii)  the
                  Uncertificated  REMIC I  Pass-Through  Rate for REMIC I Regular  Interest  LT2 minus the  Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance  of REMIC I  Regular  Interest  LT2 and  (iii) the
                  Uncertificated  REMIC I Pass-Through Rate for REMIC I Regular Interest LT4 minus twice the Marker Rate,  applied to a notional  amount  equal  to the  Uncertificated  Principal  Balance  of  REMIC  I  Regular  Interest  LT4 and (b) the
                  denominator of which is the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests.

o        The Class P Certificates are not entitled to interest on any amounts due.

         Prepayment  Assumption:  The  prepayment  assumption to be used for  determining  the accrual of original  issue  discount and premium and market  discount on the  Certificates  for federal income tax purposes,  which assumes  constant  prepayment  rates in each month as indicated in the following table:

            MONTH                         CPR (1)                      CPR(2)                       CPR(3)
        September 2006                20.0000000000%               10.0000000000%               10.0000000000%
         October 2006                 21.8181818182%               10.0000000000%               10.6250000000%
        November 2006                 23.6363636364%               10.0000000000%               11.2500000000%
        December 2006                 25.4545454545%               10.0000000000%               11.8750000000%
         January 2007                 27.2727272727%               10.0000000000%               12.5000000000%
        February 2007                 29.0909090909%               10.0000000000%               13.1250000000%
          March 2007                  30.9090909091%               10.0000000000%               13.7500000000%
          April 2007                  32.7272727273%               10.0000000000%               14.3750000000%
           May 2007                   34.5454545455%               10.0000000000%               15.0000000000%
          June 2007                   36.3636363636%               10.0000000000%               15.6250000000%
          July 2007                   38.1818181818%               10.0000000000%               16.2500000000%
         August 2007                  40.0000000000%               10.0000000000%               16.8750000000%
        September 2007                40.0000000000%               45.0000000000%               17.5000000000%
         October 2007                 40.0000000000%               45.0000000000%               18.1250000000%
        November 2007                 40.0000000000%               45.0000000000%               18.7500000000%
        December 2007                 40.0000000000%               45.0000000000%               19.3750000000%
         January 2008                 40.0000000000%               45.0000000000%               20.0000000000%
        February 2008                 40.0000000000%               45.0000000000%               20.6250000000%
          March 2008                  40.0000000000%               40.0000000000%               21.2500000000%
          April 2008                  40.0000000000%               40.0000000000%               21.8750000000%
           May 2008                   40.0000000000%               40.0000000000%               22.5000000000%
          June 2008                   40.0000000000%               40.0000000000%               23.1250000000%
          July 2008                   40.0000000000%               40.0000000000%               23.7500000000%
         August 2008                  40.0000000000%               40.0000000000%               24.3750000000%
        September 2008                40.0000000000%               35.0000000000%               25.0000000000%
         October 2008                 40.0000000000%               35.0000000000%               25.0000000000%
        November 2008                 40.0000000000%               35.0000000000%               25.0000000000%
        December 2008                 40.0000000000%               35.0000000000%               25.0000000000%
         January 2008                 40.0000000000%               35.0000000000%               25.0000000000%
        February 2008                 40.0000000000%               35.0000000000%               25.0000000000%
          March 2008                  40.0000000000%               35.0000000000%               25.0000000000%
          April 2008                  40.0000000000%               35.0000000000%               25.0000000000%
           May 2008                   40.0000000000%               35.0000000000%               25.0000000000%
          June 2008                   40.0000000000%               35.0000000000%               25.0000000000%
          July 2008                   40.0000000000%               35.0000000000%               25.0000000000%
         August 2008                  40.0000000000%               35.0000000000%               25.0000000000%
        September 2008                40.0000000000%               35.0000000000%               45.0000000000%
         October 2008                 40.0000000000%               35.0000000000%               45.0000000000%
        November 2008                 40.0000000000%               35.0000000000%               45.0000000000%
        December 2008                 40.0000000000%               35.0000000000%               45.0000000000%
         January 2009                 40.0000000000%               35.0000000000%               45.0000000000%
        February 2009                 40.0000000000%               35.0000000000%               45.0000000000%
          March 2009                  40.0000000000%               35.0000000000%               40.0000000000%
          April 2009                  40.0000000000%               35.0000000000%               40.0000000000%
           May 2009                   40.0000000000%               35.0000000000%               40.0000000000%
          June 2009                   40.0000000000%               35.0000000000%               40.0000000000%
          July 2009                   40.0000000000%               35.0000000000%               40.0000000000%
         August 2009                  40.0000000000%               35.0000000000%               40.0000000000%
September 2009 and thereafter         40.0000000000%               35.0000000000%               35.0000000000%
         (1)      For loans with no prepayment penalty.
         (2)      For loans with prepayment penalty terms of one year.
         (3)      For loans with prepayment penalty terms of three years.

         Prepayment  Charge:  With respect to any Mortgage Loan, the charges or premiums,  if any,  received in connection  with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

         Prepayment  Charge Loan: Any Mortgage Loan for which a Prepayment  Charge may be assessed and to which such Prepayment  Charge the Class P Certificates are entitled, as indicated on the Mortgage Loan Schedule.

         Principal  Allocation Amount:  With respect to any Distribution Date, the sum of (a) the Principal  Remittance Amount for that
Distribution  Date,  (b) any Realized  Losses covered by amounts  included in clause (iv) of the  definition of Principal  Distribution
Amount and (c) the aggregate  amount of the principal  portion of Realized Losses on the Mortgage Loans in the calendar month preceding that  Distribution  Date, to the extent covered by Excess Cash Flow included in clause (v) of the definition of Principal  Distribution
Amount;  provided,  however,  that on any  Distribution  Date on which there are (i)  insufficient  Subsequent  Recoveries to cover all unpaid Realized Losses on the Mortgage Loans described in clause (b) above, in determining the Group I Principal  Distribution  Amount,
Group II Principal  Distribution Amount and Group III Principal  Distribution  Amount,  Subsequent  Recoveries will be allocated to the
Class I-A, Class II-A and Class III-A  Certificates,  pro rata,  based on the principal  portion of unpaid  Realized  Losses from prior
Distribution Dates on the Group I Loans, Group II Loans and Group III Loans,  respectively,  and (ii) insufficient  Excess Cash Flow to cover all Realized  Losses on the Mortgage  Loans  described in clause (c) above,  in  determining  the Group I Principal  Distribution
Amount,  Group II Principal  Distribution Amount and Group III Principal  Distribution Amount, the Excess Cash Flow remaining after the allocation  described  in clause (b) or (i) above,  as  applicable,  will be  allocated  to the Class I-A,  Class II-A and Class  III-A
Certificates,  pro rata,  based on the  principal  portion of  Realized  Losses  incurred  during the  calendar  month  preceding  that
Distribution Date on the Group I Loans, Group II Loans and Group III Loans, respectively.

         Principal  Distribution  Amount:  With  respect  to any  Distribution  Date,  the  lesser of (a) the  excess of (x)  Available
Distribution Amount for all Loan Groups over (y) the Interest Distribution Amount and (b) the sum of:

         (i)      except to the extent applied to offset Deferred  Interest the principal  portion of each Monthly Payment  received or
Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

         (ii)     except to the  extent  applied to offset  Deferred  Interest  the  Stated  Principal  Balance  of any  Mortgage  Loan
repurchased  during the related  Prepayment  Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section  2.02,  2.03,  2.04 or 4.07 and the amount of any  shortfall  deposited  in the  Custodial  Account in  connection  with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

         (iii)    except to the extent applied to offset Deferred Interest the principal portion of all other unscheduled  collections, other than Subsequent  Recoveries,  on the Mortgage Loans received (or deemed to have been so received) during the prior calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period,  including,  without limitation,  Curtailments,
Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds and Principal  Prepayments,  to the extent applied by the Master Servicer as recoveries of principal pursuant to Section 3.14;

         (iv)     the lesser of  (1) Subsequent  Recoveries for such  Distribution  Date and (2) the  principal portion of any Realized
Losses allocated to any Class of Class A, Class X or Class M Certificates on a prior Distribution Date and remaining unpaid;

         (v)      the lesser of (1) the  Excess Cash Flow for such  Distribution  Date after being  applied to pay Accrued  Certificate
Interest on the Class M Certificates  pursuant to Section  4.02(c)(iii) and amounts available from the Yield Maintenance  Agreement and
Yield  Maintenance  Floor  Agreement  pursuant to Section  4.02(i) and (2) the  principal  portion of any Realized  Losses incurred (or deemed to have been  incurred) on any Mortgage Loans in the calendar month  preceding such  Distribution  Date to the extent covered by
Excess  Cash Flow for such  Distribution  Date after  being  applied to pay Accrued  Certificate  Interest on the Class M  Certificates
pursuant to Section  4.02(c)(iii) and amounts  available from the Yield  Maintenance  Agreement and Yield  Maintenance  Floor Agreement
pursuant to Section 4.02(i); and

         (vi)     the lesser of (a) the Excess  Cash Flow for such  Distribution  Date after being  applied to pay Accrued  Certificate
Interest on the Class M Certificates  pursuant to Section  4.02(c)(iii) and amounts available from the Yield Maintenance  Agreement and
Yield  Maintenance  Floor Agreement  pursuant to Section  4.02(i),  to the extent not used pursuant to clause (v) of this definition on such Distribution Date, and (b) the amount of any Overcollateralization Increase Amount for such Distribution Date;

         minus

         (vii)    (A) the amount of any  Overcollateralization  Reduction Amount for such  Distribution  Date and (B) the amount of any
Capitalization Reimbursement Amount for such Distribution Date.

         Principal Only Certificates:  None.

         Principal  Remittance  Amount:  With respect to any Distribution  Date, all amounts  described in clauses (b)(i) through (iii)
of the definition of Principal Distribution Amount for that Distribution Date.

         Record  Date:  With  respect  to each  Distribution  Date and the  Class  I-A,  Class  II-A and Class X  Certificates  and the
Definitive  Certificates,  the close of business on the last  Business Day of the month next  preceding  the month in which the related
Distribution  Date  occurs,  except in the case of the first  Record Date which shall be the Closing  Date.  With  respect to the Class
III-A  Certificates and Class M Certificates,  the Business Day immediately  preceding such  Distribution Date for so long as the Class
III-A  Certificates and Class M Certificates are Book-Entry  Certificates,  otherwise the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

         Regular Certificates:  The Class A, Class X, Class M and Class SB Certificates.

         Related Certificates:        (A) For each REMIC II Regular Interest,  the Class or Classes of Certificates  shown opposite the name of such REMIC II Regular Interest in the following table:

------------------------------------------------------------ ---------------------------------------------------------
REMIC II Regular Interest                                    Classes of Certificates
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
SB-IO and SB-PO                                              SB
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
I-A-1                                                        I-A-1, X1, X2, X3
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
I-A-2                                                        I-A-2, X1, X2, X3
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
I-A-3                                                        I-A-3, X1, X2, X3
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
II-A-1                                                       II-A-1, X3
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
II-A-2                                                       II-A-2, X3
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
II-A-3                                                       II-A-3, X3
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
III-A-1                                                      III-A-1
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
III-A-2                                                      III-A-2
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
III-A-3                                                      III-A-3
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
III-A-4                                                      III-A-4
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
M-1                                                          M-1
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
M-2                                                          M-2
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
M-3                                                          M-3
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
M-4                                                          M-4
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
M-5                                                          M-5
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
M-6                                                          M-6
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
M-7                                                          M-7
------------------------------------------------------------ ---------------------------------------------------------

         Related Group:  With respect to the Class I-A Certificates,  the Group I Loans.  With respect to the Class II-A  Certificates, the Group II Loans.  With respect to the Class III-A Certificates, the Group III Loans.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans  resulting  from the Relief Act or similar  legislation or regulations.

         REMIC Accrued  Interest:  For any  Distribution  Date,  for each Class of Class X  Certificates,  one month's  interest at the related  Pass-Through  Rate on the related  Notional  Amount;  for the Class SB  Certificates,  the  excess,  if any of (i) one month's interest on the aggregate  principal  balance of the Mortgage  Loans at a rate equal to the weighted  average of the Net Mortgage Rates over (ii) the sum of (A) one month's interest on the Class A Certificates  and Class M Certificates,  calculated at a rate equal to the lesser of (a) LIBOR plus the related  Margin or MTA plus the related  Margin,  as applicable,  and (b) the weighted  average of the Net
Mortgage  Rates  reduced by the product of 12 and a fraction the  numerator of which is the sum of the REMIC  Accrued  Interest for the
Class X Certificates and the denominator of which is the aggregate  principal  balance of the Mortgage Loans, and (B) the REMIC Accrued
Interest for the Class X Certificates.

         REMIC I:  The segregated pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be administered  hereunder,  exclusive of Interest  Shortfall  Reserve Fund,  the Yield  Maintenance  Agreement  Reserve  Fund,  the Yield
Maintenance  Floor Agreement Reserve Fund, the Yield  Maintenance  Agreement and the Yield  Maintenance Floor Agreement,  which are not assets of any REMIC, with respect to which a separate REMIC election is to be made, consisting of:

         (i)      the Mortgage Loans and the related Mortgage Files;

         (ii)     all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off  Date (other than Monthly
Payments  due in the month of the  Cut-off  Date) as shall be on deposit in the  Custodial  Account or in the  Certificate  Account and
identified as belonging to the Trust Fund;

         (iii)    property  which  secured a Mortgage  Loan and which has been  acquired for the benefit of the  Certificateholders  by foreclosure or deed in lieu of foreclosure;

         (iv)     the hazard insurance policies and Primary Insurance Policies pertaining to the Mortgage Loans, if any; and

         (v)      all proceeds of clauses (i) through (iv) above.

         REMIC I Available Distribution Amount:  The Available Distribution Amount.

         REMIC I Distribution  Amount:  For any Distribution  Date, the REMIC I Available  Distribution  Amount shall be distributed to the REMIC I Regular Interests and the Class R-I Certificates in the following amounts and priority:

         (i)      first, to each of the REMIC I Regular Interests, pro rata, in an amount equal to (A) their Uncertificated Accrued
Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates, in the case of REMIC I Regular Interest LT1 each such amount having first been reduced by any Deferred Interest for the related
Distribution Date;

         (ii)     second, in an amount equal to the remainder of the REMIC I Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows:

                  (A)      in respect of REMIC I Regular Interests LT2, LT3 and LT4, their respective Principal Distribution Amounts;

                  (B)      in respect of REMIC I Regular Interest LT1 any remainder until the Uncertificated Principal Balance thereof is reduced to zero; and

                  (C)      any remainder in respect of REMIC I Regular Interests LT2, LT3 and LT4, pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

         (iii)    third, any remaining amounts to the Holders of the Class R-I Certificates.

         REMIC I Principal  Reduction Amounts:  For any Distribution  Date, the amounts by which the Uncertificated  Principal Balances of the REMIC I Regular  Interests will be reduced on such  Distribution Date by the allocation of Realized Losses and Deferred Interest and the distribution of principal, determined as follows:

                  For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

                  Y1 =     the Uncertificated  Principal Balance of REMIC I Regular Interest LT1 after distributions and the allocation of Deferred Interest and Realized Losses on the prior Distribution Date.

                  Y2 =     the Uncertificated  Principal Balance of REMIC I Regular Interest LT2 after distributions and the allocation of Deferred Interest and Realized Losses on the prior Distribution Date.

                  Y3 =     the Uncertificated  Principal Balance of REMIC I Regular Interest LT3 after distributions and the allocation of Deferred Interest and Realized Losses on the prior Distribution Date.

                  Y4 =     the Uncertificated  Principal Balance of REMIC I Regular Interest LT4 after distributions and the allocation of Deferred Interest and Realized Losses on the prior Distribution Date (note:  Y3 = Y4).

                  AY1 =    the REMIC I Regular Interest LT1 Principal Reduction Amount.

                  AY2 =    the REMIC I Regular Interest LT2 Principal Reduction Amount.

                  AY3 =    the REMIC I Regular Interest LT3 Principal Reduction Amount.

                  AY4 =    the REMIC I Regular Interest LT4 Principal Reduction Amount.

                  P0 =     the aggregate  Uncertificated Principal Balance of the REMIC I Regular Interests after distributions and the allocation of Deferred Interest and Realized Losses on the prior Distribution Date.

                  P1 =     the aggregate  Uncertificated Principal Balance of the REMIC I Regular Interests after distributions and the allocation of Deferred Interest and Realized Losses to be made on such Distribution Date.

                  AP =     P0 - P1 = the aggregate of the REMIC I Principal Reduction Amounts.

                        =  the  aggregate of the Deferred  Interest and principal  portions of Realized  Losses to be allocated to, and the principal  distributions to be made on, the Certificates on such Distribution  Date (including  distributions of accrued and unpaid interest on the Class X and Class SB Certificates for prior Distributions Dates).

                  R0 =     the weighted  average of the Net Mortgage  Rates  (stated as a monthly  rate) after giving effect to amounts distributed and Realized Losses and Deferred Interest allocated on the prior Distribution Date.

                  R1 =     the weighted  average of the Net Mortgage Rates (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses and Deferred Interest to be allocated on such Distribution Date.

                  a =      (Y2 + Y3)/P0.  The initial  value of a on the Closing Date for use on the first  Distribution  Date shall be
0.0001.

                  a0 =     the lesser of (A) the sum of (1) for all  Classes of Class A  Certificates  of the product for each Class of
(i) the monthly  interest rate (as limited by the Net WAC Rate, if applicable) for such Class  applicable for  distributions to be made on such Distribution Date and (ii) the aggregate  Certificate  Principal Balance for such Class after  distributions and the allocation of Realized Losses and Deferred  Interest on the prior  Distribution  Date and (2) for all Classes of Class X Certificates of the REMIC
Accrued Interest for such Class and (B) R0*P0.

                  a1  =    the lesser of (A) the sum of (1) for all  Classes of Class A  Certificates  of the product for each Class of
(i) the monthly  interest rate (as limited by the Net WAC Rate, if applicable) for such Class  applicable for  distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate  Certificate  Principal Balance for such Class after distributions and the  allocation  of  Realized  Losses and  Deferred  Interest to be made on such  Distribution  Date and (2) for all Classes of Class X
Certificates of the REMIC Accrued Interest for such Class and (B) R1*P1.

                  Then, based on the foregoing definitions:

                  AY1 =    AP - AY2 - AY3 - AY4;

                  AY2 =    (a/2){( a0R1 - a1R0)/R0R1};

                  AY3 =    aAP - AY2; and

                  AY4 =    AY3.

                  if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

                  (1)      If AY2, as so determined, is negative, then

                  AY2 = 0;

                  AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

                  AY4 = AY3; and

                  AY1 = AP - AY2 - AY3 - AY4.

                  (2)      If AY3, as so determined, is negative, then

                  AY3 = 0;

                  AY2 = a{  a0R1P1 - a1R0P0 }/{2R1R0P1 -  a1R0};

                  AY4 = AY3; and

         AY1 = AP - AY2 - AY3 - AY4.

         REMIC I  Realized  Losses:  Realized  Losses on the  Mortgage  Loans shall be allocated  to the REMIC I  Regular  Interests as follows:  Realized  Losses on the  Mortgage  Loans shall be  allocated  among the REMIC I Regular  Interests  as follows:  The interest portion of Realized  Losses,  if any,  shall be  allocated  among  the REMIC I Regular  Interests  pro rata  according to the amount of interest accrued but unpaid thereon,  in reduction  thereof.  Any interest portion of Realized Losses in excess of the amount allocated pursuant  to the  preceding  sentence  shall be treated as a  principal  portion of  Realized  Losses  and  allocated  pursuant  to the succeeding  sentence.  The principal  portion of Realized  Losses,  if any, shall be allocated (a) first, to REMIC I Regular  Interests
LT2, LT3 and LT4, pro rata according to the Principal  Reduction  Amount thereof,  to the extent of such Principal  Reduction Amount in reduction of the  Uncertificated  Principal Balance of such REMIC I Regular  Interest,  (b) second, to REMIC I Regular Interest LT1, in reduction of the  Uncertificated  Principal  Balance  thereof,  and (c) third, to REMIC I Regular  Interests LT2, LT3 and LT4, pro rata according to the Uncertificated Principal Balance thereof remaining after the application of clause (b) above, in reduction thereof.

         REMIC I Regular Interests:  REMIC I Regular Interests LT1, LT2, LT3 and LT4.

         REMIC I  Regular  Interest  LT1: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial
Uncertificated  Principal  Balance,  bears interest at the related  Uncertificated  REMIC I  Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular  Interest LT1 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to REMIC I Regular
Interest LT1 on such Distribution Date.

         REMIC I  Regular  Interest  LT2: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial
Uncertificated  Principal  Balance,  bears interest at the related  Uncertificated  REMIC I  Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular  Interest LT2 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to REMIC I Regular
Interest LT2 on such Distribution Date.

         REMIC I  Regular  Interest  LT3: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial
Uncertificated  Principal  Balance,  bears interest at the related  Uncertificated  REMIC I  Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular  Interest LT3 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to REMIC I Regular
Interest LT3 on such Distribution Date.

         REMIC I  Regular  Interest  LT4: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial
Uncertificated  Principal  Balance,  bears interest at the related  Uncertificated  REMIC I  Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular  Interest LT4 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to REMIC I Regular
Interest LT4 on such Distribution Date.

         REMIC II:  The segregated pool of assets subject hereto,  constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II Available  Distribution  Amount:  For any Distribution  Date, the amounts deemed distributed with respect to REMIC II on account of the REMIC I Regular Interests pursuant to Section 4.02(b).

         REMIC II Distribution  Amount: For any Distribution Date, the REMIC II Available  Distribution  Amount shall be distributed to the  REMIC II  Regular  Interests  and the  Class R-II  Certificates  as  follows:  to each  REMIC II  Regular  Interest  in respect of
Uncertificated  Accrued  Interest  thereon and the  Uncertificated  Principal  Balance  thereof,  the amount  distributed in respect of interest and principal on the Related  Certificates  (with such amounts having the same character as interest or principal with respect to the REMIC II Regular  Interest as they have with respect to the Related  Certificate or  Certificates  and, in the case of the Class
X1 Certificates and the Class X2 Certificates,  allocated among REMIC II Regular  Interests I-A-1,  I-A-2 and I-A-3, pro rata according to their  respective  Uncertificated  Principal  Balances,  and in the case of the  Class X3  Certificates,  allocated  among  REMIC II
Regular Interests I-A-1,  I-A-2,  I-A-3,  II-A-1,  II-A-2 and II-A-3, pro rata according to their respective  Uncertificated  Principal
Balances).  Any remaining  amount of the REMIC II Available  Distribution  Amount shall be distributed to the holders of the Class R-II
Certificates.

         REMIC II Regular  Interests:  REMIC II  Regular  Interests SB-IO,  SB-PO,  I-A-1,  I-A-2,  I-A-3,  II-A-1,  II-A-2 and II-A-3,
III-A-1, III-A-2, III-A-3, III-A-4, M-1, M-2, M-3, M-4, M-5, M-6 and M-7.

         REMIC II Regular  Interest SB-PO: A separate  non-certificated  beneficial  ownership  interest in REMIC II issued  hereunder, designated  as a regular  interest  in  REMIC II  and held as an asset of REMIC III.  REMIC II  Regular  Interest  SB-PO  shall have no entitlement  to  interest,  and shall be entitled to  distributions  of principal  subject to the terms and  conditions  hereof,  in an aggregate  amount equal to the initial  Certificate  Principal  Balance of the Class SB  Certificates  as set forth in the  Preliminary
Statement hereto.

         REMIC II Regular  Interest SB-IO: A separate  non-certificated  beneficial  ownership  interest in REMIC II issued  hereunder, designated  as a regular  interest  in  REMIC II  and held as an asset of REMIC III.  REMIC II  Regular  Interest  SB-IO  shall have no entitlement  to  principal,  and shall be entitled to  distributions  of interest  subject to the terms and  conditions  hereof,  in an aggregate amount equal to the interest  distributable  with respect to the Class SB  Certificates  pursuant to the terms and conditions hereof.

         REMIC III:  The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  with  respect to which a separate  REMIC  election  is to be made,  consisting  of the  REMIC II  Regular
Interests.

         REMIC III Regular Interest SB-PO: A separate  non-certificated  beneficial  ownership  interest in REMIC III issued hereunder, designated  as a regular  interest  in  REMIC III  and held as an asset of REMIC IV.  REMIC III  Regular  Interest  SB-PO shall have no entitlement  to  interest,  and shall be entitled to  distributions  of principal  subject to the terms and  conditions  hereof,  in an aggregate  amount equal to the initial  Certificate  Principal  Balance of the Class SB  Certificates  as set forth in the  Preliminary
Statement hereto.

         REMIC III Regular Interest SB-IO: A separate  non-certificated  beneficial  ownership  interest in REMIC III issued hereunder, designated  as a regular  interest  in  REMIC III  and held as an asset of REMIC IV.  REMIC III  Regular  Interest  SB-IO shall have no entitlement  to  principal,  and shall be entitled to  distributions  of interest  subject to the terms and  conditions  hereof,  in an aggregate amount equal to the interest  distributable  with respect to the Class SB  Certificates  pursuant to the terms and conditions hereof.

         REMIC III Regular  Interests:  REMIC III Regular Interests SB-IO and SB-PO,  together with the Class A  Certificates,  Class M
Certificates  and Class X  Certificates,  exclusive  of the rights of such  Certificates  to payments of Basis Risk  Shortfalls  and to payments derived from the Yield Maintenance Agreement.

         REMIC IV: The  segregated  pool of assets  subject  hereto,  constituting a portion of the primary trust created hereby and to be administered  hereunder,  with respect to which a separate REMIC election is to be made,  consisting of REMIC III  Regular Interests
SB-IO and SB-PO.

         REMIC IV Regular  Interest:  The separate  beneficial  ownership  interest in REMIC IV issued  hereunder  and  designated as a
"regular  interest" in REMIC IV, the ownership of which is evidenced by the Class SB  Certificates.  The REMIC IV Regular Interest will not have a  Pass-Through  Rate,  but will be entitled to 100% of all amounts  distributed  or deemed  distributed  on REMIC III Regular
Interests SB-IO and SB-PO.

         Required  Overcollateralization  Amount:  With  respect to any  Distribution  Date (i) prior to the Stepdown  Date,  an amount equal to 0.50% of the aggregate Cut-off Date Principal  Balance;  (ii) on or after the Stepdown Date but prior to the Distribution Date in October 2012,  provided a Trigger Event is not in effect,  the greater of (x) 1.25% of the outstanding  aggregate  Stated  Principal
Balance of the Mortgage Loans after giving effect to distributions  made on that  Distribution  Date and (y) the  Overcollateralization
Floor;  (iii) on or after the Stepdown Date and on or after the Distribution  Date in October 2012,  provided a Trigger Event is not in effect,  the greater of (x) 1.00% of the outstanding  aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions  made on that  Distribution  Date and (y) the  Overcollateralization  Floor;  or (iv) on or after the Stepdown  Date if a
Trigger Event is in effect, the Required  Overcollateralization  Amount for the immediately preceding  Distribution Date; provided that the Required  Overcollateralization  Amount may be reduced so long as written confirmation is obtained from each rating agency that the reduction will not reduce the ratings  assigned to the Class A Certificates  and Class M  Certificates  by that rating agency below the lower of the then-current ratings or the ratings assigned to those certificates as of the closing date by that rating agency.

         Senior Certificate:  Any one of the Class A Certificates or Class X Certificates.

         Senior  Enhancement  Percentage:  With respect to any  Distribution  Date, the percentage  obtained by dividing (x) the sum of
(i) the aggregate  Certificate  Principal Balance of the Class M Certificates and (ii) the  Overcollateralization  Amount, in each case prior to the  distribution of the Principal  Distribution  Amount on such  Distribution  Date, by (y) the aggregated  Stated  Principal
Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Senior  Percentage:  With respect to each Loan Group and any Distribution  Date, the percentage equal to the lesser of (x) the aggregate  Certificate  Principal Balances of the related Class A  Certificates  immediately prior to such Distribution Date divided by the aggregate Stated Principal  Balance of the Mortgage Loans in such Loan Group  immediately  prior to such  Distribution Date and (y)
100%.

         Sixty-Plus  Delinquency  Percentage:  With respect to any  Distribution  Date on or after the Stepdown  Date,  the  arithmetic average,  for each of the three  consecutive  Distribution  Dates ending with such Distribution  Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for the applicable Due Date preceding that Distribution Date,  including  Mortgage Loans in foreclosure,  REO
Properties and Mortgage Loans in bankruptcy over (y) the aggregate  Stated Principal  Balance of all of the Mortgage Loans  immediately preceding that Distribution Date.

         Stated  Principal  Balance:  With  respect to any  Mortgage  Loan or related REO  Property,  as of any date of  determination,
(i) the sum of (a) the Cut-off Date Principal  Balance of the Mortgage Loan plus (b) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification and (c) any amount by which the Stated Principal Balance of the Mortgage Loan has been  increased for Deferred  Interest  pursuant to the terms of the related  Mortgage Note on or prior to the
Distribution  Date, minus (ii) the sum of (a) the  aggregate of the principal  portion of the Monthly Payments due with respect to such
Mortgage Loan or REO Property  during each Due Period  commencing  with the first Due Period after the Cut-off Date and ending with the
Due Period  relating to the most recent  Distribution  Date which were  received or with respect to which an Advance was made,  (b) all
Principal  Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance  Proceeds,  Liquidation  Proceeds and REO
Proceeds,  to the extent  applied by the Master  Servicer as recoveries of principal in accordance  with  Section 3.14  with respect to such Mortgage Loan or REO Property,  in each case which were distributed  pursuant to Section 4.02 on any previous  Distribution  Date, and (c) any  Realized Loss incurred with respect to such Mortgage Loan  allocated to  Certificateholders  with respect  thereto for any previous Distribution Date.

         Stepdown  Date:  The earlier to occur of (1) the  Distribution  Date  following the  Distribution  Date on which the aggregate
Certificate  Principal  Balance of the Class A Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution
Date in October 2009 and (y) the first  Distribution  Date on which the Senior  Enhancement  Percentage is greater than or equal to (a)
on any Distribution  Date prior to the Distribution Date in October 2012,  22.1250028670%  and (b) on any Distribution Date on or after the Distribution Date in October 2012, 17.7000022936%.

         Subordination  Percentage:  With  respect to each  Class of Class A  Certificates  and Class M  Certificates,  the  respective approximate percentage set forth in the table below:

                                        Class                  Percentage (1)       Percentage (2)
                                          A                       77.875%               82.300%
                                         M-1                      82.750%               86.200%
                                         M-2                      87.250%               89.800%
                                         M-3                      88.750%               91.000%
                                         M-4                      92.375%               93.900%
                                         M-5                      95.000%               96.000%
                                         M-6                      96.625%               97.300%
                                         M-7                      98.750%               99.000%
                           (1)      For any Distribution Date prior to the Distribution Date in October 2012.
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                           (2)      For any Distribution Date in October 2012 or thereafter.

         Subsequent  Recovery  Allocation  Amount:  With respect to a Loan Group,  that portion of the Principal  Allocation  Amount in respect of that Loan Group attributable to the amounts described in clause (iv) of the definition of Principal Distribution Amount.

         Trigger  Event:  A Trigger Event is in effect with respect to any  Distribution  Date if (a) on or after the Stepdown Date the
Sixty-Plus  Delinquency  Percentage,  as determined on that Distribution Date, exceeds 40.58% prior to the Distribution Date in October
2011, or 50.72% on or after the Distribution Date in October 2011, of the Senior  Enhancement  Percentage for that Distribution Date or
(b) on or after the  Distribution  Date in October 2008 the aggregate  amount of Realized  Losses on the Mortgage Loans as a percentage of the initial aggregate Stated Principal Balance as of the Cut-Off Date exceeds the applicable amount set forth below:

o        October 2008 to September 2009: 0.15% with respect to October 2008, plus an additional 1/12th of 0.25% for each month through September 2009.

o        October 2009 to September 2010: 0.40% with respect to October 2009, plus an additional 1/12th of 0.30% for each month through September 2010.

o        October 2010 to September 2011: 0.70% with respect to October 2010, plus an additional 1/12th of 0.25% for each month through September 2011.

o        October 2011 to September 2012: 0.95% with respect to October 2011, plus an additional 1/12th of 0.40% for each month through September 2012.

o        October 2012 to September 2013: 1.35% with respect to October 2012, plus an additional 1/12th of 0.10% for each month through September 2013.

o        October 2013 and thereafter: 1.45%.

         2006-QO7 REMIC:  Any of REMIC I, REMIC II, REMIC III or REMIC IV, as the case may be.

         Uncertificated  Accrued Interest:  With respect to any Uncertificated  Regular Interest for any Distribution Date, one month's interest at the related  Uncertificated  REMIC I Pass-Through Rate,  Uncertificated REMIC II Pass-Through Rate or Pass-Through Rate, as
applicable,  for such  Distribution  Date,  accrued on the  Uncertificated  Principal  Balance or  Uncertificated  Notional Amount,  as
applicable,  immediately prior to such Distribution  Date.  Uncertificated  Accrued Interest for the  Uncertificated  Regular Interests
shall  accrue  on the  basis of a 360-day  year  consisting  of twelve  30-day  months.  For  purposes  of  calculating  the  amount of
Uncertificated  Accrued  Interest for the REMIC I Regular  Interests and REMIC II Regular  Interests  for any  Distribution  Date,  any
Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by  Compensating  Interest) for any  Distribution
Date shall be allocated among the REMIC I Regular Interests and REMIC II Regular  Interests,  respectively,  pro rata, based on, and to the extent of,  Uncertificated  Accrued Interest, as calculated without application of this sentence.  Uncertificated  Accrued Interest on each of REMIC II Regular  Interest SB-PO and REMIC III Regular  Interest  SB-PO shall be zero.  Uncertificated  Accrued  Interest on each of REMIC II Regular Interest and SB-IO REMIC III Regular Interest SB-IO for each  Distribution  Date shall equal the REMIC Accrued
Interest for the Class SB Certificates.

         Uncertificated  Notional  Amount:  With respect to REMIC II Regular  Interest SB-IO or REMIC III Regular  Interest SB-IO,  the
Notional Amount for the Class SB Certificates.

         Uncertificated  Principal Balance:  The principal amount of any Uncertificated  Regular Interest outstanding as of any date of determination.  The  Uncertificated  Principal  Balance of each  Uncertificated  Regular  Interest shall never be less than zero.  With respect to REMIC III Regular  Interest SB-PO the initial amount set forth with respect thereto in the Preliminary  Statement as reduced by  distributions  deemed  made in respect  thereof  pursuant  to  Section 4.02  and  Realized  Losses  allocated  thereto  pursuant to
Section 4.05.

         Uncertificated  Regular  Interests:  The REMIC I Regular  Interests,  the REMIC II  Regular  Interests  and REMIC III  Regular
Interests SB-IO and SB-PO.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to any  Distribution  Date and (i) REMIC I Regular  Interests LT1 and
LT2, the Net WAC Rate, (ii) REMIC I Regular  Interest LT3, zero (0.00%),  and (iii) REMIC I Regular Interest LT4, twice (2) the Net WAC
Rate.

         Uncertificated  REMIC II  Pass-Through  Rate:  With  respect to each REMIC II Regular  Interest  (other  than REMIC II Regular
Interests  SB-IO  and  SB-PO)  and any  Distribution  Date,  the sum of the  Pass-Through  Rates  for its  Related  Certificates,  such
Pass-Through  Rates first modified in the case of a Related  Certificate  that is a Class X-2 or Class X-3  Certificate as described in the succeeding two sentences.  The  Pass-Through  Rate for the Class X-2 Certificate  shall be multiplied by a fraction whose numerator is 419,952 and whose  denominator is 577,129.  The  Pass-Through  Rate for the Class X-3 Certificate  shall be multiplied by a fraction whose numerator is 450,000 and whose denominator is 997,081.

         Underwriter:  UBS Securities LLC.

         Yield Maintenance Agreement:  The interest rate cap corridor transaction  confirmation,  dated as of the Closing Date, between the Trustee,  on behalf of the Trust Fund, and the Yield  Maintenance  Agreement  Provider,  relating to the Class A  Certificates  and
Class M Certificates, or any replacement, substitute, collateral or other arrangement in lieu thereof.

         Yield  Maintenance  Agreement  Excess Amount:  For any  Distribution  Date, the excess,  if any, of (i) amounts paid under the
Yield Maintenance Agreement over (ii) the related Yield Maintenance Agreement Payment.

         Yield Maintenance  Agreement Payment: For any Distribution Date, the payment, if any, to the  Certificateholders  from amounts paid under the Yield  Maintenance  Agreement in respect of such  Distribution  Date. With respect to any  Distribution  Date, the Yield
Maintenance  Agreement  Payment  shall be an amount equal to the product of (i) the excess,  if any, of (x) the lesser of (A) LIBOR (as determined under the Yield  Maintenance  Agreement) and (B) the amount set forth for that Distribution Date under "Cap Rate Schedule A"
in the Yield  Maintenance  Agreement over (y) the amount set forth for that  Distribution Date under "Cap Rate Schedule B" in the Yield
Maintenance  Agreement,  (ii) the lesser of (x) the aggregate  Certificate  Principal  Balance of the Class A Certificates  and Class M
Certificates  immediately prior to that  Distribution Date and (y) the amount set forth for that Distribution Date under  "Amortization
Schedule" in the Yield Maintenance Agreement and (iii) (x) 30 divided by (y) 360.

         Yield  Maintenance  Agreement  Provider:  UBS AG and its successors and assigns or any party to any  replacement,  substitute, collateral or other arrangement in lieu thereof.

         Yield Maintenance Agreement Reserve Fund: The reserve fund created pursuant to Section 4.10(a)(i).

         Yield Maintenance Floor Agreement:  The interest rate floor transaction  confirmation,  dated as of the Closing Date,  between the Trustee,  on behalf of the Trust Fund, and the Yield  Maintenance  Agreement  Provider,  relating to the Class A  Certificates  and
Class M Certificates, or any replacement, substitute, collateral or other arrangement in lieu thereof.

         Yield  Maintenance  Floor Agreement Excess Amount:  For any Distribution  Date, the excess,  if any, of (i) amounts paid under the Yield Maintenance Floor Agreement over (ii) the related Yield Maintenance Floor Agreement Payment.

         Yield Maintenance Floor Agreement Payment:  For any Distribution  Date, the payment,  if any, to the  Certificateholders  from amounts  paid under the Yield  Maintenance  Floor  Agreement in respect of such  Distribution  Date.  With respect to any  Distribution
Date,  the Yield  Maintenance  Floor  Agreement  Payment shall be an amount equal to the product of (i) the excess,  if any, of (x) the lesser of (A) LIBOR (as determined  under the Yield  Maintenance  Floor  Agreement) and (B) the amount set forth for that  Distribution
Date under "Floor Rate Schedule A" in the Yield  Maintenance  Floor Agreement over (y) the amount set forth for that  Distribution Date under "Floor Rate Schedule B" in the Yield  Maintenance  Floor Agreement,  (ii) the lesser of (x) the aggregate  Certificate  Principal
Balance of the Class A Certificates and Class M Certificates  immediately  prior to that Distribution Date and (y) the amount set forth for that  Distribution  Date under  "Amortization  Schedule" in the Yield  Maintenance  Floor Agreement and (iii) (x) 30 divided by (y)
360.

         Yield Maintenance Floor Agreement Reserve Fund: The reserve fund created pursuant to Section 4.10(a)(ii).

SECTION 1.02.     DETERMINATION OF LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business  Day,  then on the next  succeeding  Business  Day,  LIBOR shall be  established  by the Trustee and, as to any Interest
Accrual  Period,  will equal the rate for one month United States dollar  deposits that appears on the Dow Jones  Telerate  Screen Page
3750 as of 11:00 a.m.,  London  time,  on such LIBOR Rate  Adjustment  Date.  "Dow Jones  Telerate  Screen Page 3750" means the display designated  as page 3750 on the  Telerate  Service  (or such other page as may  replace  page 3750 on that  service  for the purpose of displaying  London  interbank  offered  rates of major  banks).  If such rate does not  appear on such page (or such  other page as may replace  that page on that  service,  or if such  service is no longer  offered,  LIBOR  shall be so  established  by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after  consultation with the Master  Servicer),  the rate will be the Reference  Bank Rate.  The  "Reference  Bank Rate" will be  determined on the basis of the rates at which  deposits in
U.S.  Dollars are offered by the reference  banks (which shall be any three major banks that are engaged in  transactions in the London interbank  market,  selected by the Trustee after  consultation  with the Master Servicer) as of 11:00 a.m.,  London time, on the LIBOR
Rate  Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the LIBOR  Certificates  then  outstanding.  The Trustee will request the principal London office of each of the  reference  banks to provide a quotation of its rate.  If at least two such  quotations  are  provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next multiple of 1/16%.  If on such date fewer than two  quotations are  provided  as  requested,  the rate will be the  arithmetic  mean of the rates  quoted by one or more major banks in New York City, selected by the Trustee after  consultation  with the Master Servicer,  as of 11:00 a.m., New York City time, on such date for loans in
U.S.  Dollars  to  leading  European  banks for a period of one  month in  amounts  approximately  equal to the  aggregate  Certificate
Principal Balance of the LIBOR  Certificates then  outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior Distribution Date;  provided however,  if, under the priorities  described above, LIBOR for a Distribution Date would be based on
LIBOR for the previous Distribution Date for the third consecutive  Distribution Date, the Trustee,  after consultation with the Master
Servicer,  shall  select an  alternative  comparable  index (over which the Trustee has no  control),  used for  determining  one-month
Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

         The  establishment  of LIBOR by the  Trustee  and the  Master  Servicer  on any  LIBOR  Rate  Adjustment  Date and the  Master
Servicer's  subsequent  calculation of the Pass-Through  Rate applicable to the LIBOR  Certificates  for the relevant  Interest Accrual
Period, in the absence of manifest error, will be final and binding.

         Promptly  following  each LIBOR Rate  Adjustment  Date the Trustee  shall supply the Master  Servicer  with the results of its determination  of LIBOR on such date.  Furthermore,  the Trustee will supply to any  Certificateholder  so  requesting  by telephone by calling (800) 735-7777 the Pass-Through Rate on the LIBOR  Certificates for the current and the immediately  preceding Interest Accrual
Period.

SECTION 1.03.     DETERMINATION OF MTA.

         MTA for any Interest Accrual Period will be determined as described below.

         MTA shall be established by the Trustee for each Interest  Accrual Period.  MTA is a per annum rate equal to the  twelve-month moving  average  monthly yield on United States  Treasury  securities  adjusted to a constant  maturity of one year as published by the
Federal  Reserve Board in statistical  Release No.  H.15(519),  or the Release,  determined by averaging the monthly yield for the most recent twelve  months.  The MTA used for each Interest  Accrual  Period will be the most recent MTA figure  available as of the related
MTA Determination Date.  If MTA is no longer available, the new index relating to the Class X Certificates will be LIBOR.

         The  establishment  of MTA by the  Trustee  and  the  Master  Servicer's  subsequent  calculation  of the  Pass-Through  Rates applicable to the Class A Certificates for the relevant  Interest Accrual Period,  in the absence of manifest error,  will be final and binding.

         Promptly  following  each MTA  Determination  Date the  Trustee  shall  supply the  Master  Servicer  with the  results of its determination of MTA on such date.

SECTION 1.04.     USE OF WORDS AND PHRASES.

         "Herein," "hereby," "hereunder," "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent words refer to the Pooling and
Servicing  Agreement as a whole. All references  herein to Articles,  Sections or Subsections  shall mean the  corresponding  Articles,
Sections and  Subsections in the Pooling and Servicing  Agreement.  The  definitions set forth herein include both the singular and the plural.

ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                   ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.     CONVEYANCE OF MORTGAGE LOANS.

         (a)      (See Section 2.01(a) of the Standard Terms).

         (b)      In connection with such assignment,  except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the
Company does hereby (1) with respect to each  Mortgage  Loan  deliver to the Master  Servicer (or an affiliate of the Master  Servicer)
each of the documents or  instruments  described in clause (ii) below (and the Master  Servicer  shall hold (or cause such affiliate to hold) such documents or instruments  in trust for the use and benefit of all present and future  Certificateholders),  (2) with respect to each MOM Loan,  deliver to and deposit with the Trustee,  or the Custodian on behalf of the Trustee,  the  documents or  instruments described in clauses (i) and (v) below,  (3) with respect to each  Mortgage  Loan that is not a MOM Loan but is registered on the MERS(R)
System,  deliver to and deposit with the Trustee, or to the Custodian on behalf of the Trustee, the documents or instruments  described in clauses (i), (iv) and (v) below,  (4) with respect to each  Mortgage Loan that is not a MOM Loan and is not  registered on the MERS(R)
System,  deliver to and deposit with the Trustee, or to the Custodian on behalf of the Trustee, the documents or instruments  described in clauses (i), (iii), (iv) and (v) below:

                  (i)      The original Mortgage Note,  endorsed without recourse in blank or to the order of the Trustee,  and showing an unbroken chain of endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage Note, an original lost note affidavit from the related Seller or Residential  Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii)     The original Mortgage,  noting the presence of the MIN of the Mortgage Loan and language indicating that the
         Mortgage Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  with  evidence of recording  indicated  thereon or a copy of the Mortgage with evidence of recording indicated thereon;

                  (iii)    The original  Assignment  of the Mortgage to the Trustee with evidence of recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

                  (iv)     The original recorded  assignment or assignments of the Mortgage showing an unbroken chain of title from the originator  thereof to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is  registered on the MERS(R)
         System and noting the presence of a MIN) with evidence of  recordation  noted thereon or attached  thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                  (v)      The original of each  modification,  assumption  agreement or preferred loan agreement,  if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement;

         (c)      The Company may, in lieu of delivering  the original of the documents  set forth in Sections  2.01(b)(iii),  (iv) and
(v) (or copies  thereof) to the Trustee or to the Custodian on behalf of the Trustee,  deliver such  documents to the Master  Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future  Certificateholders  until such time as is set forth in the next  sentence.  Within thirty  Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Sections  2.01(b)(iii),  (iv) and (v) (or copies thereof) for any Mortgage Loan and
(ii) a written  request by the Trustee to deliver those  documents  with respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

         The parties  hereto  agree that it is not intended  that any Mortgage  Loan be included in the Trust Fund that is either (i) a
"High-Cost  Home Loan" as defined in the New Jersey Home  Ownership Act effective  November 27, 2003,  (ii) a "High-Cost  Home Loan" as
defined in the New Mexico Home Loan  Protection  Act effective  January 1, 2004,  (iii) a "High Cost Home Mortgage  Loan" as defined in the  Massachusetts  Predatory  Home Loan  Practices  Act effective  November 7, 2004 or (iv) a "High-Cost  Home Loan" as defined in the
Indiana House Enrolled Act No. 1229, effective as of January 1, 2005.

         (d)      Notwithstanding  the  provisions of Section  2.01(c),  in connection  with any Mortgage  Loan, if the Company  cannot deliver the original of the Mortgage, any assignment,  modification,  assumption agreement or preferred loan agreement (or copy thereof as permitted by Section  2.01(b)) with evidence of recording  thereon  concurrently  with the execution and delivery of this  Agreement because of (i) a delay caused by the public recording office where such Mortgage,  assignment,  modification,  assumption  agreement or preferred  loan  agreement  as the  case may be,  has been  delivered  for  recordation,  or (ii) a delay  in the  receipt  of  certain information  necessary to prepare the related assignments,  the Company shall deliver or cause to be delivered to the Trustee or to the
Custodian  on behalf of the  Trustee  a copy of such  Mortgage,  assignment,  modification,  assumption  agreement  or  preferred  loan agreement.

         The Company shall  promptly  cause to be recorded in the  appropriate  public office for real property  records the Assignment referred to in clause (iii) of Section  2.01(b),  except (a) in states where,  in the opinion of counsel  acceptable to the Trustee and the Master  Servicer,  such recording is not required to protect the Trustee's  interests in the Mortgage Loan against the claim of any subsequent  transferee  or any  successor  to or creditor  of the Company or the  originator  of such  Mortgage  Loan or (b) if MERS is identified  on the Mortgage or on a properly  recorded  assignment of the Mortgage as the mortgagee of record solely as nominee for the
Seller and its  successors  and  assigns.  If any  Assignment  is lost or  returned  unrecorded  to the  Company  because of any defect therein,  the Company shall prepare a substitute  Assignment,  or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance  with this  paragraph.  The Company shall  promptly  deliver or cause to be delivered to the  applicable  person described in Section  2.01(b) any  Assignment or substitute  Assignment  (or copy thereof)  recorded in connection  with this paragraph with evidence of recording indicated thereon at the time specified in Section 2.01(c).

         If the Company  delivers to the Trustee or to the  Custodian  on behalf of the Trustee  any  Mortgage  Note or  Assignment  of
Mortgage in blank,  the Company shall,  or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note and Assignment of Mortgage in the name of the Trustee in conjunction  with the Interim  Certification  issued by the  Custodian,  as  contemplated  by
Section 2.02.

         In connection  with the  assignment of any Mortgage Loan  registered on the MERS(R)System,  the Company  further agrees that it will cause,  at the  Company's  own expense,  within 30 Business  Days after the Closing  Date,  the MERS(R)System to indicate that such
Mortgage  Loans  have  been  assigned  by the  Company  to the  Trustee  in  accordance  with this  Agreement  for the  benefit  of the
Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance with this Agreement)
in such  computer  files (a) the code in the field which  identifies  the  specific  Trustee and (b) the code in the field "Pool Field"
which  identifies the series of the  Certificates  issued in connection  with such Mortgage  Loans.  The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph  with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         (e)      (See Section 2.01(e) of the Standard Terms).

         (f)      It is  intended  that the  conveyance  by the Company to the Trustee of the  Mortgage  Loans as provided  for in this
Section 2.01 be and the  Uncertificated  Regular  Interests,  if any (as provided for in Section  2.06),  be construed as a sale by the
Company to the Trustee of the  Mortgage  Loans and any  Uncertificated  Regular  Interests  for the benefit of the  Certificateholders.
Further,  it is not  intended  that such  conveyance  be deemed to be a pledge of the  Mortgage  Loans and any  Uncertificated  Regular
Interests  by the Company to the Trustee to secure a debt or other  obligation  of the  Company.  Nonetheless,  (a) this  Agreement  is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the New York Uniform  Commercial Code and
the Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance  provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the  Company to the Trustee of a security  interest  in all of the  Company's  right  (including  the power to  convey  title  thereto),  title  and  interest,  whether  now  owned or  hereafter  acquired,  in and to any and all  general intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit accounts, certificates of deposit, goods,  letters of credit,  advices of credit and investment  property and other property of whatever kind or description  now existing or hereafter acquired  consisting of, arising from or relating to any of the following:  (A) the Mortgage Loans,  including the related
Mortgage Note,  the Mortgage,  any insurance  policies and all other  documents in the related  Mortgage File, (B) all amounts  payable pursuant to the Mortgage Loans in accordance with the terms thereof,  (C) any Uncertificated  Regular Interests and (D) all proceeds of the conversion,  voluntary or involuntary,  of the foregoing into cash,  instruments,  securities or other property,  including without limitation all amounts from time to time held or invested in the Certificate  Account or the Custodial Account,  whether in the form of cash,  instruments,  securities or other  property and (2) an assignment by the Company to the Trustee of any security  interest in any and all of  Residential  Funding's  right  (including  the power to convey title  thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment  Agreement;  (c) the possession by the Trustee, any Custodian on behalf of the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute  instruments,  money,  payment  intangibles, negotiable documents,  goods, deposit accounts,  letters of credit, advices of credit, investment property,  certificated securities or chattel paper shall be deemed to be  "possession  by the secured  party," or  possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable  jurisdiction as in effect (including,  without  limitation,  Sections 8-106,  9-313, 9-314 and
9-106 thereof);  and (d) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations from persons
holding  such  property,   shall  be  deemed  notifications  to,  or  acknowledgments,   receipts  or  confirmations  from,  securities
intermediaries,  bailees or agents of, or persons  holding for (as  applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's  direction,  Residential  Funding and the Trustee shall, to the extent  consistent with this
Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement  were  determined to create a security interest in the Mortgage Loans, any  Uncertificated  Regular  Interests and the other property  described above, such security interest would be  determined  to be a perfected  security  interest of first  priority  under  applicable  law and will be  maintained  as such throughout the term of this  Agreement.  Without  limiting the  generality of the  foregoing,  the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Company,  all filings  necessary to maintain the  effectiveness  of any original  filings  necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect  the  Trustee's  security  interest in or lien on the
Mortgage Loans and any Uncertificated  Regular Interests,  as evidenced by an Officers'  Certificate of the Company,  including without limitation (x)  continuation  statements,  and (y) such other  statements as may be occasioned by (1) any change of name of Residential
Funding,  the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2) any change of type or jurisdiction of organization of Residential  Funding or the Company,  (3) any transfer of any interest of Residential  Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential  Funding or the Company in any Uncertificated Regular Interest.

         (g)      The Master Servicer hereby  acknowledges  the receipt by it of each Initial Monthly Payment Fund. The Master Servicer shall hold each Initial  Monthly  Payment Fund in the Custodial  Account and shall include the related  Initial Monthly Payment Fund in the Available  Distribution Amount for the each Loan Group for the initial  Distribution Date.  Notwithstanding  anything herein to the contrary,  neither  Initial  Monthly  Payment Fund shall be an asset of any REMIC.  To the extent that either Initial  Monthly  Payment
Fund  constitutes  a reserve  fund for federal  income tax  purposes,  (1) it shall be an outside  reserve fund and not an asset of any
REMIC,  (2) it shall be owned by the Seller and (3) amounts  transferred  by any REMIC to such  Initial  Monthly  Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

         (h)      (See Section 2.01(h) of the Standard Terms).

         (i)      In connection with such assignment,  and contemporaneously with the delivery of this Agreement, the Company delivered or caused to be delivered  hereunder to the Trustee,  the Yield  Maintenance  Agreement  and Yield  Maintenance  Floor  Agreement  (the
delivery of which shall  evidence  that the fixed  payment for each of the Yield  Maintenance  Agreement  and Yield  Maintenance  Floor
Agreement  has been paid and the Trustee and the Trust Fund shall have no further  payment  obligation  thereunder  and that such fixed payment has been authorized hereby).

SECTION 2.02.     ACCEPTANCE BY TRUSTEE.

                  The Trustee  acknowledges  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed agent of the Trustee) of the  documents  referred to in Section  2.01(b)(i)  above  (except that for  purposes of such  acknowledgement  only, a
Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent,  holds and will hold such  documents and the other  documents  constituting  a part of the  Custodial  Files  delivered  to it, or the  Custodian  as its  agent,  and the rights of
Residential Funding with respect to any Pledged Assets,  Additional  Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or Custodian  (the Custodian
being so  obligated  under a  Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review  each  Custodial  File delivered  to it  pursuant  to  Section  2.01(b)  within 45 days  after the  Closing  Date to  ascertain  that all  required  documents
(specifically as set forth in Section 2.01(b)),  have been executed and received,  and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate
(the "Interim  Certification")  to the effect that all documents  required to be delivered  pursuant to Section 2.01(b) above have been executed and received and that such  documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule,  except for any exceptions  listed on Schedule A attached to such Interim  Certification.  Upon delivery of the  Custodial  Files by the Company or the
Master  Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement,  and based solely upon a receipt or  certification  executed by the  Custodian,  receipt by the  respective  Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

                  If the Custodian,  as the Trustee's agent, finds any document or documents constituting a part of a Custodial File to be missing or defective,  the Custodian  shall promptly so notify the Master  Servicer and the Company.  Pursuant to Section 2.3 of the
Custodial  Agreement,  the Custodian will notify the Master Servicer,  the Company and the Trustee of any such omission or defect found by it in respect of any  Custodial  File held by it in respect of the items  reviewed  by it pursuant to the  Custodial  Agreement.  If such omission or defect  materially and adversely affects the interests of the  Certificateholders,  the Master Servicer shall promptly notify  Residential  Funding of such  omission or defect and  request  Residential  Funding to correct or cure such  omission or defect within 60 days from the date the Master  Servicer was notified of such omission or defect and, if Residential  Funding does not correct or cure such omission or defect within such period,  require  Residential Funding to purchase such Mortgage Loan from the Trust Fund at its Purchase  Price,  within 90 days from the date the Master  Servicer was notified of such  omission or defect;  provided that if the omission or defect  would cause the  Mortgage  Loan to be other than a "qualified  mortgage"  as defined in Section  860G(a)(3)  of the
Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The  Purchase  Price for any such Mortgage Loan shall be deposited by the Master  Servicer in the Custodial  Account  maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Master Servicer,  the Trustee
or the  Custodian,  as the case may be, shall release the contents of any related  Mortgage File in its possession to the owner of such
Mortgage  Loan (or such owner's  designee),  and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in Residential  Funding or its designee any Mortgage  Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the  obligation  of  Residential  Funding to so cure or purchase any  Mortgage  Loan as to which a material and adverse defect in or omission of a constituent  document exists shall constitute the sole remedy  respecting such defect or omission  available to Certificateholders or the Trustee on behalf of the Certificateholders.

SECTION 2.03.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE COMPANY.

(a)      For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b)      The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing Date
(or, if otherwise specified below, as of the date so specified):

(i)      No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal  and interest as of the Cut-off Date and no Mortgage
                  Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii)     The  information  set forth in Exhibit One hereto with respect to each  Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii)    The  Mortgage  Loans are  payment-option  adjustable-rate  Mortgage  Loans with a negative  amortization  feature with Monthly
                  Payments due, with respect to a majority of the Mortgage  Loans, on the first day of each month and terms to maturity at origination or modification of not more than 40 years;

(iv)     To the best of the Company's  knowledge,  except with respect to three Mortgage  Loans,  representing no more than 0.1% of the aggregate Stated Principal  Balance of the Mortgage Loans if a Mortgage Loan is secured by a Mortgaged  Property with a  Loan-to-Value  Ratio at  origination  in excess of 80%, such  Mortgage Loan is the subject of a Primary  Insurance
                  Policy that insures (a) at least 35% of the Stated  Principal  Balance of the  Mortgage  Loan at  origination  if the
                  Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30% of the Stated Principal Balance of the Mortgage
                  Loan at origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the
                  Loan-to-Value  Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value  Ratio is between 85.00% and 80.01%.  To the best of the Company's  knowledge,  each such Primary  Insurance  Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v)      The issuers of the Primary Insurance Policies are insurance companies whose claims-paying  abilities are currently  acceptable to each Rating Agency;

(vi)     No more than 0.6% of the Group I Loans by aggregate Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged
                  Properties  located in any one zip code area in  California,  and no more than 0.4% of the Group I Loans by aggregate
                  Stated Principal Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area outside  California;  no more than 0.8% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off
                  Date are secured by Mortgaged  Properties  located in any one zip code area in  California,  and no more than 0.6% of the Group II Loans by aggregate Stated Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties located  in any one zip code area  outside  California;  and no more  than  0.7% of the Group III Loans by  aggregate
                  Stated Principal Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area in California,  and no more than 0.5% of the Group III Loans by aggregate Stated Principal  Balance as of the Cut-off
                  Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii)    The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program
                  Guide,  including  flood  insurance if required  under the National  Flood  Insurance  Act of 1968,  as amended.  The
                  Mortgage  requires  the  Mortgagor  to maintain  such  casualty  insurance  at the  Mortgagor's  expense,  and on the
                  Mortgagor's  failure to do so,  authorizes  the holder of the Mortgage to obtain and maintain  such  insurance at the
                  Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii)   Immediately  prior to the  assignment  of the Mortgage  Loans to the Trustee,  the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien,  encumbrance or security interest (other than rights to servicing and related  compensation) and such assignment validly transfers  ownership of the Mortgage Loans to the
                  Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix)     No more than  90.10% of the Group I Loans by  aggregate  Stated  Principal  Balance as of the Cut-off  Date were  underwritten under a reduced loan  documentation  program,  no more than 0.62% of the Group I Loans by aggregate  Stated Principal
                  Balance as of the Cut-off Date were  underwritten  under a no-stated  income  program,  and no more than 0.76% of the
                  Group I Loans by aggregate Stated  Principal  Balance as of the Cut-off Date were  underwritten  under a no income/no asset  program;  no more than 93.08% of the Group II Loans by aggregate  Stated  Principal  Balance as of the Cut-off
                  Date were  underwritten  under a reduced  loan  documentation  program,  no more than  0.25% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program,  and no more than 0.20% of the Group II Loans by aggregate Stated Principal  Balance as of the Cut-off Date were underwritten under a no income/no  asset  program;  and no more than 88.84% of the Group III Loans by aggregate  Stated  Principal
                  Balance as of the Cut-off Date were underwritten  under a reduced loan documentation  program,  no more than 0.41% of the Group III Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten  under a no-stated
                  income  program,  and no more than  0.21% of the Group III Loans by  aggregate  Stated  Principal  Balance  as of the
                  Cut-off Date were underwritten under a no income/no asset program;

(x)      Except with respect to no more than 8.40% of the Group I Loans by aggregate Stated  Principal  Balance as of the Cut-off Date, no more than 4.06% of the Group II Loans by  aggregate  Stated  Principal  Balance as of the Cut-off Date and no more than 6.87% of the Group III Loans by  aggregate  Stated  Principal  Balance as of the  Cut-off  Date,  the  Mortgagor
                  represented in its loan application  with respect to the related  Mortgage Loan that the Mortgaged  Property would be owner-occupied;

(xi)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)    Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury  Regulation Section
                  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9) without  reliance on the provisions of Treasury  Regulation  Section
                  1.860G-2(a)(3) or Treasury Regulation Section  1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to  be  treated  as a  "qualified  mortgage"  notwithstanding  its  failure  to  meet  the  requirements  of  Section
                  860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

(xiii)   A policy of title  insurance  was  effective as of the closing of each  Mortgage  Loan and is valid and binding and remains in full  force  and  effect,  unless  the  Mortgaged  Properties  are  located  in the  State of Iowa and an  attorney's certificate has been provided as described in the Program Guide;

(xiv)    No Mortgage Loan is a Cooperative Loan;

(xv)     With respect to each Mortgage Loan  originated  under a "streamlined"  Mortgage Loan program  (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing  thereof),  the related Seller has represented  that  either  (a) the value of the  related  Mortgaged  Property  as of the date the  Mortgage  Loan was originated  was not less than the  appraised  value of such  property at the time of  origination  of the  refinanced
                  Mortgage Loan or (b) the Loan-to-Value  Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)    Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii)   None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii)  Six of the Mortgage Loans, representing approximately 0.1% of the Mortgage Loans, have been made to International Borrowers;

(xix)    No Mortgage Loan provides for payments that are subject to reduction by  withholding  taxes levied by any foreign  (non-United
                  States) sovereign government; and

(xx)     None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the  representations  and warranties set forth in this Section  2.03(b) shall survive  delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a  breach  of any of the representations  and  warranties  set forth in this  Section  2.03(b)  that  materially  and  adversely  affects the  interests  of the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (the
Custodian being so obligated under a Custodial Agreement);  provided,  however, that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of discovery.
Within 90 days of its  discovery  or its receipt of notice of breach,  the Company  shall  either (i) cure such breach in all  material respects or (ii) purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;
provided that the Company shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs  within two years  following  the Closing  Date;  provided  that if the  omission or defect  would cause the
Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and  conditions as provided in Section 2.04 for  substitutions  by  Residential  Funding.  It is  understood  and agreed that the obligation  of the  Company to cure such breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the Certificateholders.

SECTION 2.04.     REPRESENTATIONS AND WARRANTIES OF SELLERS.(See Section 2.04 of the Standard Terms)

SECTION 2.05.     EXECUTION AND AUTHENTICATION OF  CERTIFICATES/ISSUANCE  OF CERTIFICATES  EVIDENCING  INTERESTS IN REMIC I, REMIC II,
REMIC III AND REMIC IV.

         The Trustee  acknowledges  the  assignment to it of the Mortgage  Loans and the delivery of the Custodial  Files to it, or the
Custodian on its behalf,  subject to any  exceptions  noted,  together with the  assignment  to it of all other assets  included in the
Trust Fund and/or the  applicable  REMIC,  receipt of which is hereby  acknowledged.  Concurrently  with such  delivery and in exchange therefor,  the Trustee,  pursuant to the written request of the Company executed by an officer of the Company,  has executed and caused to be  authenticated  and delivered to or upon the order of the Company the Class R-I  Certificates in authorized  denominations  which together  with the REMIC I Regular  Interests,  evidence  the entire  beneficial  interest in REMIC I, the Class R-II  Certificates  in authorized  denominations which together with the REMIC II Regular Interests,  evidence the entire beneficial interest in REMIC II, the
Class R-III  Certificates  in  authorized  denominations  which  together  with the REMIC III Regular  Interests,  evidence  the entire beneficial  interest in REMIC III and the Class R-X Certificates in authorized  denominations  which together with the REMIC IV Regular
Interest, evidence the entire beneficial interest in REMIC IV.

SECTION 2.06.     CONVEYANCE OF UNCERTIFICATED REGULAR INTERESTS; ACCEPTANCE BY THE TRUSTEE.

         The Company,  as of the Closing Date,  and  concurrently  with the execution and delivery  hereof,  does hereby assign without recourse all the right,  title and interest of the Company in and to the Uncertificated  Regular Interests to the Trustee,  in the case of the  REMIC I  Regular  Interests,  for the  benefit  of the  Holders  of each  Class  of  Certificates  (other  than the  Class  R-I
Certificates),  in the case of the REMIC II Regular Interests, for the benefit of the Holders of each Class of Certificates (other than the Class R-I  Certificates  and Class R-II  Certificates),  and in the case of REMIC III Regular  Interests  SB-IO and SB-PO,  for the
benefit of the Holders of the Class SB and Class R-X  Certificates.  The Trustee  acknowledges  receipt of the  Uncertificated  Regular
Interests  and  declares  that it holds and will hold the same in trust for the  exclusive  use and  benefit of all  present and future
Holders of each  Class of  Certificates  (other  than the Class R-I  Certificates)  in the case of the REMIC I Regular  Interests,  all present and future Holders of each Class of Certificates  (other than the Class R-I  Certificates  and Class R-II  Certificates) in the
case of the REMIC II Regular  Interests and all present and future  Holders of the Class SB and Class R-X  Certificates  in the case of
REMIC III Regular  Interests  SB-IO and SB-PO.  The rights of the Holders of (i) each Class of  Certificates  (other than the Class R-I
Certificates)  to receive  distributions  from the  proceeds  of REMIC II,  (ii) each Class of  Certificates  (other than the Class R-I
Certificates  and the Class R-II  Certificates)  to receive  distributions  from the  proceeds  of REMIC III and (iii) the Class SB and
Class R-X  Certificates,  to  receive  distributions  from the  proceeds  of REMIC IV in  respect of such  Classes,  and all  ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

SECTION 2.07.     ISSUANCE OF CERTIFICATES EVIDENCING INTERESTS IN REMIC III AND REMIC IV.

         The Trustee  acknowledges the assignment to it of the  Uncertificated  Regular  Interests and,  concurrently  therewith and in exchange therefor,  pursuant to the written request of the Company executed by an officer of the Company,  the Trustee has executed and caused to be authenticated  and delivered to or upon the order of the Company,  all Classes of Certificates  (other than the Class R-I,
Class R-II, Class SB, Class P and Class R-X Certificates) in authorized  denominations,  which evidence the entire beneficial  interest in REMIC III, and the Class SB and Class R-X Certificates in authorized  denominations,  which evidence the entire beneficial  interest in REMIC IV.

SECTION 2.08.     PURPOSES AND POWERS OF THE TRUST.  (See Section 2.08 of the Standard Terms.)

SECTION 2.09.     AGREEMENT REGARDING ABILITY TO DISCLOSE.

         The Company,  the Master Servicer and the Trustee hereby agree,  notwithstanding any other express or implied agreement to the contrary,  that  any and all  Persons,  and any of  their  respective  employees,  representatives,  and  other  agents  may  disclose, immediately  upon  commencement  of  discussions,  to any and all Persons,  without  limitation of any kind,  the tax treatment and tax structure of the  transaction  and all materials of any kind  (including  opinions or other tax  analyses)  that are provided to any of them relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax treatment" and "tax structure"
are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                            ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         SECTION 3.01      MASTER SERVICER TO ACT AS SERVICER.  (See Section 3.01 of the Standard Terms)

         SECTION 3.02      SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS; ENFORCEMENT OF SUBSERVICERS' AND SELLERS'
                           OBLIGATIONS.  (See Section 3.02 of the Standard Terms)

         SECTION 3.03      SUCCESSOR SUBSERVICERS.  (See Section 3.03 of the Standard Terms)

         SECTION 3.04      LIABILITY OF THE MASTER SERVICER.  (See Section 3.04 of the Standard Terms)

         SECTION 3.05      NO CONTRACTUAL RELATIONSHIP BETWEEN SUBSERVICER AND TRUSTEE OR CERTIFICATEHOLDERS.  (See Section 3.05 of
                           the Standard Terms)

         SECTION 3.06      ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY TRUSTEE.  (See Section 3.06 of the Standard Terms)

         SECTION 3.07      COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; DEPOSIT TO CUSTODIAL ACCOUNT.

         (a)      (See Section 3.07(a) of the Standard Terms)

         (b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided  herein,  the following  payments and  collections remitted by  Subservicers  or received by it in respect of the Mortgage Loans  subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i)      All payments on account of principal,  including  Principal  Prepayments  made by Mortgagors on the Mortgage
         Loans and the  principal  component of any  Subservicer  Advance or of any REO  Proceeds  received in  connection  with an REO
         Property for which an REO Disposition has occurred;

                  (ii)     All payments on account of interest at the Adjusted  Mortgage Rate on the Mortgage Loans,  including Buydown
         Funds,  if any, and the interest  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an
         REO Property for which an REO Disposition has occurred;

                  (iii)    Insurance  Proceeds,  Subsequent  Recoveries and  Liquidation  Proceeds (net of any related  expenses of the
         Subservicer);

                  (iv)     All proceeds of any  Mortgage  Loans  purchased  pursuant to Section  2.02,  2.03,  2.04 or 4.07  (including amounts received from Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the Compliance With Laws  Representation  and all amounts required to be deposited in  connection  with the  substitution  of a Qualified  Substitute  Mortgage Loan pursuant to Section
         2.03 or 2.04);

                  (v)      Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

                  (vi)     All amounts  transferred  from the Certificate  Account to the Custodial  Account in accordance with Section
         4.02(a);

                  (vii)    Any amounts  realized by the  Subservicer  and received by the Master  Servicer in respect of any Additional
         Collateral;

                  (viii)   Any amounts received by the Master Servicer in respect of Pledged Assets; and

                  (ix)     Any amounts  received by the Master  Servicer in connection  with any  Prepayment  Charges on the Prepayment
         Charge Loans.

         The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being  understood  and agreed that, without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of payments in respect of principal and interest on the Mortgage  Loans due on or before the Cut-off Date) and payments or  collections in the nature of late payment charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.
In the event any amount not required to be deposited in the  Custodial  Account is so  deposited,  the Master  Servicer may at any time withdraw such amount from the  Custodial  Account,  any provision  herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust funds  created for mortgage  pass-through  certificates  of other series and may contain other funds  respecting  payments on Mortgage Loans  belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such  commingling  of funds,  the Master  Servicer  shall keep records that  accurately  reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07 received in any calendar month,  the Master Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received  (and any related  Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c)               (See Section 3.07(c) of the Standard Terms)

         (d)               (See Section 3.07(d) of the Standard Terms)

         (e)      Notwithstanding  Section  3.07(a),  The  Master  Servicer  shall not waive (or  permit a  Subservicer  to waive)  any
Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws  relating to creditors'  rights  generally,  (ii) the  enforcement  thereof is illegal,  or any local,  state or federal agency has threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration  in  connection  with a  foreclosure  or other  involuntary  payment or (iv) such  waiver is standard  and customary  in  servicing  similar  Mortgage  Loans and  relates to a default or a  reasonably  foreseeable  default  and would,  in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total  proceeds  taking into account the value of such  Prepayment
Charge  and the  related  Mortgage  Loan.  In no event  will the  Master  Servicer  waive a  Prepayment  Charge  in  connection  with a refinancing  of a Mortgage  Loan that is not  related to a default or a  reasonably  foreseeable  default.  If a  Prepayment  Charge is waived,  but does not meet the standards  described above,  then the Master Servicer is required to deposit into the Custodial  Account the amount of such  waived  Prepayment  Charge at the time that the amount  prepaid on the  related  Mortgage  Loan is  required  to be deposited  into the  Custodial  Account.  Notwithstanding  any other  provisions  of this  Agreement,  any payments  made by the Master
Servicer in respect of any waived  Prepayment  Charges  pursuant to this  Section  shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

         SECTION 3.08.     SUBSERVICING ACCOUNTS; SERVICING ACCOUNTS   (See Section 3.08 of the Standard Terms)

         SECTION 3.09.     ACCESS TO CERTAIN  DOCUMENTATION  AND  INFORMATION  REGARDING  THE  MORTGAGE  LOANS (See Section 3.09 of the
                           Standard Terms)

         SECTION 3.10.     PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT     (See Section 3.10 of the Standard Terms)

         SECTION 3.11.     MAINTENANCE  OF THE PRIMARY  INSURANCE  POLICIES;  COLLECTIONS  THEREUNDER(See  Section 3.11 of the Standard
                           Terms)

         SECTION 3.12.     MAINTENANCE OF FIRE INSURANCE AND  OMISSIONS AND FIDELITY COVERAGE (See Section 3.12 of the Standard Terms)

         SECTION 3.13.     ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AND  MODIFICATION AGREEMENTS; CERTAIN ASSIGNMENTS(See
                           Section 3.13 of the Standard Terms)

         SECTION 3.14.     REALIZATION UPON DEFAULTED MORTGAGE LOANS (See Section 3.14 of the Standard Terms)

         SECTION 3.15.     TRUSTEE TO COOPERATE; RELEASE OF CUSTODIAL FILES

(a)      Upon  becoming  aware  of the  payment  in full of any  Mortgage  Loan,  or upon  the  receipt  by the  Master  Servicer  of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  the Master  Servicer  will  immediately notify the Trustee (if it holds the  related  Custodial  File) or the  Custodian  by a  certification  of a  Servicing  Officer  (which certification  shall  include a statement  to the effect that all amounts  received or to be received in  connection  with such payment which  are  required  to be  deposited  in the  Custodial  Account  pursuant  to  Section  3.07  have  been or  will be so  deposited), substantially  in one of the forms  attached  as Exhibit F to the  Standard  Terms,  or, in the case of the  Custodian,  an  electronic request in a form acceptable to the Custodian,  requesting  delivery to it of the Custodial  File.  Within two Business Days of receipt of such  certification  and request,  the Trustee shall release,  or cause the Custodian to release,  the related Custodial File to the
Master  Servicer.  The Master  Servicer is authorized to execute and deliver to the  Mortgagor  the request for  reconveyance,  deed of reconveyance or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage
Note with,  as  appropriate,  written  evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)
System of such Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all instruments of satisfaction or  cancellation or of partial or full release.  No expenses  incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)      From time to time as is appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master  Servicer shall deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer  substantially  in one of the forms attached as
Exhibit F to the Standard  Terms,  or, in the case of the  Custodian,  an electronic  request in a form  acceptable  to the  Custodian, requesting  that  possession of all, or any document  constituting  part of, the Custodial File be released to the Master  Servicer and certifying as to the reason for such release and that such release will not  invalidate any insurance  coverage  provided in respect of the Mortgage  Loan under any Required  Insurance  Policy.  Upon  receipt of the  foregoing,  the Trustee  shall  deliver,  or cause the
Custodian  to deliver,  the  Custodial  File or any  document  therein to the Master  Servicer.  The Master  Servicer  shall cause each
Custodial  File or any document  therein so released to be returned to the Trustee,  or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists,  unless (i) the Mortgage Loan has been  liquidated and the Liquidation  Proceeds relating to the Mortgage  Loan have been  deposited  in the  Custodial  Account or (ii) the  Custodial  File or such  document has been delivered  directly or through a Subservicer to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing legal action or other  proceedings for the foreclosure of the Mortgaged  Property either  judicially or  non-judicially,  and the Master  Servicer  has  delivered  directly  or through a  Subservicer  to the Trustee a  certificate  of a
Servicing  Officer  certifying as to the name and address of the Person to which such Custodial File or such document was delivered and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage Loan, the Trustee shall cause the Custodian to deliver the Request for Release with respect  thereto to the Master  Servicer  upon deposit of the related  Liquidation  Proceeds in the Custodial Account.

(c)      The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary, any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure or trustee's sale in respect of a
Mortgaged  Property or to any legal action  brought to obtain  judgment  against any  Mortgagor on the Mortgage  Note or Mortgage or to
obtain a  deficiency  judgment,  or to enforce any other  remedies or rights  provided by the  Mortgage  Note or Mortgage or  otherwise available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the Master  Servicer  shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee will not  invalidate  any insurance  coverage  under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the
Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         SECTION 3.16.     SERVICING AND OTHER COMPENSATION; COMPENSATING INTEREST

                  (a)      (See Section 3.16(a) of the Standard Terms)

                  (b)      Additional  servicing  compensation in the form of assumption fees, late payment charges,  investment income on amounts in the Custodial Account or the Certificate  Account or otherwise (but not including  Prepayment  Charges) shall be retained by the Master  Servicer or the  Subservicer to the extent provided  herein,  subject to clause (e) below.  Prepayment charges shall be deposited  into the  Certificate  Account and shall be paid on each  Distribution  Date to the Holders of the
         Class P Certificates.

                  (c)      (See Section 3.16(c) of the Standard Terms)

                  (d)      (See Section 3.16(d) of the Standard Terms)

                  (e)      (See Section 3.16(e) of the Standard Terms)

         SECTION 3.17.     REPORTS TO THE TRUSTEE AND THE COMPANY      (See Section 3.17 of the Standard Terms)

         SECTION 3.18.     ANNUAL STATEMENT AS TO COMPLIANCE AND SERVICING ASSESSMENT   (See Section 3.18 of the Standard Terms)

         SECTION 3.19.     ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT(See Section 3.19 of the Standard Terms)

         SECTION 3.20.     RIGHTS OF THE COMPANY IN RESPECT OF THE MASTER SERVICER      (See Section 3.20 of the Standard Terms)

         SECTION 3.21.     ADMINISTRATION OF BUYDOWN FUNDS    (See Section 3.21 of the Standard Terms)

         SECTION 3.22      ADVANCE FACILITY (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                                    PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     CERTIFICATE ACCOUNT.  (See Section 4.01 of the Standard Terms.)

SECTION 4.02.     DISTRIBUTIONS.

(a)      On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee)  shall  allocate and  distribute  the
Available  Distribution  Amount to the extent on deposit in the Certificate Account for such date to the interests issued in respect of
REMIC I, REMIC II, REMIC III and REMIC IV as specified in this Section.

(b)      (1)               On each  Distribution  Date, the REMIC I Distribution  Amount shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests in the amounts and with the priorities set forth in the definition thereof.

                           (2)      On each  Distribution  Date, the REMIC II  Distribution  Amount shall be distributed by REMIC II to
REMIC III on account of the REMIC II Regular Interests in the amounts and with the priorities set forth in the definition thereof.

                           (3)      Notwithstanding  the  distributions on the REMIC I Regular Interests and REMIC II Regular Interests
described in this Section  4.02(b),  distribution of funds from the  Certificate  Account shall be made only in accordance with Section
4.02(c).

(c)      On each  Distribution  Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each  Certificateholder  of record on the next preceding Record Date (other than as provided in Section 9.01 of the
Standard  Terms  respecting  the final  distribution)  either in  immediately  available  funds (by wire  transfer or otherwise) to the account of such  Certificateholder at a bank or other entity having appropriate  facilities therefor, if such  Certificateholder has so notified the Master  Servicer or the Paying  Agent,  as the case may be, or, if such  Certificateholder  has not so notified the Master
Servicer or the Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register,  such  Certificateholder's  share (which share with respect to each Class of Certificates,  shall be based on the aggregate of the Percentage  Interests  represented by Certificates  of the applicable  Class held by such Holder) of the following amounts,  in the  following  order of  priority,  in each case to the  extent of the  Available  Distribution  Amount on deposit in the
Certificate  Account (except that, with respect to clause (xiv) below, such distribution  shall be to the extent of Prepayment  Charges on deposit in the Certificate Account):

(i)      (A)      first, to the Class X  Certificateholders,  on a pro rata basis based upon the amount of Accrued Certificate Interest accrued for such Classes,  the Accrued Certificate  Interest payable on the Class X Certificates with respect to such
                  Distribution  Date,  plus any related amounts  accrued  pursuant to this clause (i)(A) but remaining  unpaid from any prior Distribution Date, with interest thereon at the related  Pass-Through Rate, to be paid from and in reduction of the Available Distribution Amount for all Loan Groups for such Distribution Date;

                                    (B)     second,  to the  Class A  Certificateholders,  on a pro rata basis based upon the amount of
                  Accrued  Certificate  Interest  accrued for such Classes,  the Accrued  Certificate  Interest  payable on the Class A
                  Certificates with respect to such Distribution  Date, plus any related amounts accrued pursuant to this clause (i)(B)
                  but remaining  unpaid from any prior  Distribution  Date, with interest thereon at the related  Pass-Through  Rate as adjusted  from time to time,  which amount shall be paid from and in reduction of the Available  Distribution  Amount for all Loan Groups for such Distribution Date remaining after  distributions of interest to the Class X Certificates for that date;

                                    (C)     third, to the Class M-1  Certificates,  Accrued  Certificate  Interest due thereon for such
                  Distribution Date;

                                    (D)     fourth,  to the Class M-2 Certificates  Accrued  Certificate  Interest due thereon for such
                  Distribution Date;

                                    (E)     fifth,  to the Class M-3  Certificates  Accrued  Certificate  Interest due thereon for such
                  Distribution Date;

                                    (F)     sixth, to the Class M-4  Certificates,  Accrued  Certificate  Interest due thereon for such
                  Distribution Date;

                                    (G)     seventh, to the Class M-5 Certificates  Accrued  Certificate  Interest due thereon for such
                  Distribution Date;

                                    (H)     eighth,  to the Class M-6 Certificates  Accrued  Certificate  Interest due thereon for such
                  Distribution Date; and

                                    (I)     ninth, to the Class M-7  Certificates,  Accrued  Certificate  Interest due thereon for such
                  Distribution Date;

(ii)     to the Class A  Certificateholders  and the Class M  Certificateholders  from the amount,  if any, of  Available  Distribution
                  Amount  remaining  after the  foregoing  distributions,  the  Principal  Distribution  Amount,  which amount shall be allocated in the manner and priority set forth in Section 4.02(d),  until the aggregate Certificate Principal Balance of each Class of Class A Certificates  has been reduced to zero and the aggregate  Certificate  Principal  Balance of each Class of Class M Certificates has been reduced to zero;

(iii)    to the Class M  Certificateholders  from the amount, if any, of Excess Cash Flow remaining after the foregoing  distributions, the amount of any Accrued  Certificate  Interest,  together with interest thereon at the related  Pass-Through  Rate, remaining  unpaid from prior  Distribution  Dates,  such  payments to be  allocated  to the Class M  Certificates  in numerical order of priority;

(iv)     to the Class A  Certificateholders  and Class M  Certificateholders  from the amount,  if any,  of Excess Cash Flow  remaining after the foregoing  distributions,  the amount of any related  Prepayment  Interest  Shortfalls  with respect to the
                  Mortgage Loans for that  Distribution  Date, to the extent not covered by Compensating  Interest on such Distribution
                  Date, which amount shall be allocated to the Class A Certificateholders  and Class M Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto for such Distribution Date;

(v)      to the Class A  Certificateholders  and Class M  Certificateholders  from the amount,  if any,  of Excess Cash Flow  remaining after the foregoing  distributions,  the amount of any Prepayment  Interest  Shortfalls  allocated  thereto remaining unpaid from prior  Distribution  Dates together with interest thereon at the related  Pass-Through Rate in effect for
                  such  Distribution  Date,  which  amount  shall  be  allocated  to  the  Class  A  Certificateholders   and  Class  M
                  Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls remaining unpaid;

(vi)     to pay the Holders of the Class A Certificates and Class M Certificates,  on a pro rata basis,  based on Relief Act Shortfalls allocated thereto for such Distribution Date, the amount of any Relief Act Shortfalls  allocated thereto with respect to the Mortgage Loans for such Distribution Date,

(vii)    to pay to the Holders of the Class A Certificates,  the principal portion of any Realized Losses previously  allocated thereto that remain unreimbursed as of such Distribution Date, to be allocated concurrently as follows:

                                    (A)     to the Class I-A  Certificateholders,  in  accordance  with the  principal  portion  of any
                  Realized Losses previously allocated thereto in reduction of the Certificate  Principal Balances thereof that remains unreimbursed as of such Distribution  Date, with such amount to be paid sequentially to the Class I-A-1,  Class I-A-2 and Class I-A-3 Certificateholders, in that order;

                                    (B)     to the Class II-A  Certificateholders,  in  accordance  with the  principal  portion of any
                  Realized Losses previously  allocated thereto in reduction of the Certificate  Principal Balance thereof that remains unreimbursed  as of such  Distribution  Date,  with such amount to be paid  sequentially  to the Class II-A-1,  Class
                  II-A-2 and Class II-A-3 Certificateholders, in that order; and

                                    (C)     to the Class III-A  Certificateholders,  in accordance  with the  principal  portion of any
                  Realized Losses previously  allocated thereto in reduction of the Certificate  Principal Balance thereof that remains unreimbursed as of such Distribution Date, with such amount to be paid sequentially, as follows:

                                            (a) to the Class  III-A-1,  Class  III-A-2 and Class III-A-3  Certificateholders,  on a pro
                  rata basis; and

                                            (b) to the Class III-A-4 Certificateholders;

(viii)   to pay to the Holders of the Class M Certificates,  the principal portion of any Realized Losses previously  allocated thereto that remains unreimbursed as of such Distribution Date, with such payments to be allocated  sequentially to the Class
                  M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificateholders, in that order;

(ix)     to the Holders of the Class A  Certificates,  pro rata,  and then  sequentially  to the Class M-1, Class M-2, Class M-3, Class
                  M-4,  Class M-5,  Class M-6 and Class M-7  Certificateholders,  in that  order,  any  Interest  Carryforward  Amounts allocated thereto that remain unreimbursed;

(x)      to the Holders of the Class A  Certificates  and Class M Certificates  from the amount,  if any, of Excess Cash Flow remaining after the foregoing  distributions the amount of any related Basis Risk Shortfall on such Certificates  (after giving effect,  with respect to the initial  Distribution  Date, to payments made from the Interest Shortfall Reserve Fund), which amount shall be allocated  first,  to the Class A Certificates on a pro rata basis,  based on their  respective
                  Basis Risk Shortfalls for such  Distribution  Date, and then,  sequentially,  to the Class M-1, Class M-2, Class M-3,
                  Class M-4, Class M-5, Class M-6 and Class M-7 Certificateholders, in that order;

(xi)     to the Holders of the Class P Certificates,  all amounts  representing  Prepayment Charges in respect of the Prepayment Charge
                  Loans received during the related Prepayment Period;

(xii)    to the Holders of the Class SB Certificates,  from the amount,  if any, of the Available  Distribution  Amount remaining after the  foregoing  distributions,  the  sum  of (I)  Accrued  Certificate  Interest  thereon,  (II)  the  amount  of any
                  Overcollateralization  Reduction  Amount for such  Distribution  Date and (III) for any  Distribution  Date after the
                  Certificate  Principal  Balance of each Class A  Certificate  and Class M Certificate  has been reduced to zero,  the
                  Overcollateralization Amount; and

(xiii)   to the Holders of the Class R Certificates, the balance, if any, of the Available Distribution Amount.

         All payments of amounts in respect of Basis Risk  Shortfalls  made pursuant to Section  4.02(c)(x)  shall,  for federal income tax purposes,  be deemed to have been  distributed  from REMIC IV to Holders of the Class SB Certificates  and then paid outside of any
REMIC to the  recipients  thereof  pursuant to an interest  rate cap  contract.  By  accepting  their  Certificates  the Holders of the
Certificates  agree to treat such payments in the manner  described in the  preceding  sentence for purposes of filing their income tax returns.

(d)      The Principal  Distribution  Amount  payable to the Class A  Certificateholders  and the Class M  Certificateholders  shall be distributed as follows:

(i)      first,  concurrently,  (A) the Group I Principal  Distribution  Amount shall be  distributed,  pro rata,  to the  Class I-A-1,
                  Class I-A-2  and  Class I-A-3  Certificates  in each case until the  Certificate  Principal  Balance thereof has been reduced to zero, (B) the Group II Principal Distribution Amount shall be distributed,  pro rata, to the Class II-A-1,
                  Class II-A-2 and Class II-A-3  Certificates,  in each case until the Certificate  Principal  Balance thereof has been reduced to zero and (C) the Group III Principal Distribution Amount shall be distributed, concurrently, as follows:

                                    (a)     90.0001923456%,  sequentially,  to the Class  III-A-1,  Class  III-A-2  and  Class  III-A-3
                  Certificates,  in that order, in each case until the Certificate  Principal Balance thereof has been reduced to zero;
                  and

                                    (b)     9.9998076544% to the Class III-A-4  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

(ii)     second, concurrently as follows:

                                    (A)     the Group I Principal  Distribution  Amount to the Class II-A  Certificates and Class III-A
                  Certificates  (with the amount  distributed to the Class II-A  Certificates  to be applied in the manner and priority described in Section  4.02(d)(i)(B)  above, and the amount  distributed to the Class III-A Certificates to be applied in the manner and priority  described in Section  4.02(d)(i)(C)  above), on a pro rata basis in accordance with their respective  Certificate  Principal  Balances,  until the Certificate  Principal Balances thereof have been reduced to zero;

                                    (B)     the Group II Principal  Distribution  Amount to the Class I-A  Certificates and Class III-A
                  Certificates  (with the amount  distributed  to the Class I-A  Certificates  to be applied in the manner and priority described in Section  4.02(d)(i)(A)  above, and the amount  distributed to the Class III-A Certificates to be applied in the manner and priority  described in Section  4.02(d)(i)(C)  above), on a pro rata basis in accordance with their respective  Certificate  Principal  Balances,  until the Certificate  Principal Balances thereof have been reduced to zero; and

                                    (C)     the Group III Principal  Distribution  Amount to the Class I-A  Certificates and Class II-A
                  Certificates  (with the amount  distributed  to the Class I-A  Certificates  to be applied in the manner and priority described in Section  4.02(d)(i)(A) above, and the amount distributed to the Class II-A Certificates to be applied in the manner and priority  described in Section  4.02(d)(i)(B)  above),  on a pro rata basis in  accordance  with their respective  Certificate  Principal  Balances,  until the Certificate  Principal Balances thereof have been reduced to zero;

(iii)    third, the Class M-1 Principal  Distribution  Amount shall be distributed to the Class M-1 Certificates  until the Certificate
                  Principal Balance thereof has been reduced to zero;

(iv)     fourth, the Class M-2 Principal  Distribution  Amount shall be distributed to the Class M-2 Certificates until the Certificate
                  Principal Balance thereof has been reduced to zero;

(v)      fifth, the Class M-3 Principal  Distribution  Amount shall be distributed to the Class M-3 Certificates  until the Certificate
                  Principal Balance thereof has been reduced to zero;

(vi)     sixth, the Class M-4 Principal  Distribution  Amount shall be distributed to the Class M-4 Certificates  until the Certificate
                  Principal Balance thereof has been reduced to zero;

(vii)    seventh,  the  Class  M-5  Principal  Distribution  Amount  shall be  distributed  to the  Class  M-5  Certificates  until the
                  Certificate Principal Balance thereof has been reduced to zero;

(viii)   eighth, the Class M-6 Principal  Distribution  Amount shall be distributed to the Class M-6 Certificates until the Certificate
                  Principal Balance thereof has been reduced to zero; and

(ix)     ninth, the Class M-7 Principal  Distribution  Amount shall be distributed to the Class M-7 Certificates  until the Certificate
                  Principal Balance thereof has been reduced to zero.

(e)      Notwithstanding  the  foregoing  clauses (c) and (d), upon the reduction of the  Certificate  Principal  Balance of a Class of
Class A  Certificates  or Class M  Certificates  to zero,  such Class of  Certificates  will not be entitled  to further  distributions pursuant to Section 4.02,  including,  without  limitation,  the payment of current and  unreimbursed  Prepayment  Interest  Shortfalls pursuant  to  clauses  (c)(iv)  and (v),  the  related  Basis Risk  Shortfalls  pursuant  to clause  (c)(x)  and the  related  Interest
Carryforward Amounts pursuant to clause (c)(ix).

(f)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the  Depository,  as Holder  thereof,  and the
Depository  shall be solely  responsible for crediting the amount of such  distribution to the accounts of its Depository  Participants in accordance with its normal  procedures.  Each Depository  Participant  shall be responsible for disbursing such  distribution to the
Certificate  Owners that it represents  and to each indirect  participating  brokerage  firm (a "brokerage  firm") for which it acts as agent.  Each  brokerage  firm shall be  responsible  for disbursing  funds to the  Certificate  Owners that it represents.  None of the
Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g)      Except as  otherwise  provided  in Section  9.01 of the  Standard  Terms,  if the  Master  Servicer  anticipates  that a final distribution  with respect to any Class of  Certificates  will be made on a future  Distribution  Date, the Master  Servicer  shall, no later than 40 days prior to such final  Distribution  Date, notify the Trustee and the Trustee shall, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution,  distribute,  or cause to be distributed, to each Holder of such Class of  Certificates  a notice to the effect that:  (i) the Trustee  anticipates  that the final  distribution with respect to such Class of Certificates  will be made on such  Distribution  Date but only upon  presentation  and surrender of such
Certificates at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates from and after the end of the related  Interest  Accrual  Period.  In the event that  Certificateholders  required to  surrender  their
Certificates  pursuant to Section  9.01(c) of the Standard  Terms do not  surrender  their  Certificates  for final  cancellation,  the
Trustee shall cause funds  distributable  with respect to such  Certificates to be withdrawn from the Certificate  Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d) of the Standard Terms.

(h)      On the initial  Distribution Date, Basis Risk Shortfall amounts and Interest  Carryforward Amounts with respect to the initial
Distribution  Date, if any, will be paid to the Holders of the Class A Certificates  and Class M Certificates,  pro rata,  based on the amount of Basis Risk  Shortfalls  and  Interest  Carryforward  Amounts for such  Classes,  from  amounts  withdrawn  from the  Interest
Shortfall Reserve Fund.

(i)      On each Distribution Date, the Yield Maintenance  Agreement Payment,  any amounts on deposit in the Yield Maintenance  Reserve
Fund and, on the Distribution  Date in September 2011,  amounts on deposit in the Yield  Maintenance  Floor Agreement Reserve Fund will be applied as follows:  first, as part of the Principal  Distribution  Amount,  the sum of (i) the aggregate  amount of Realized Losses incurred on the Mortgage Loans in the preceding  calendar month and (ii) the amount of any Realized Losses  previously  incurred on the
Mortgage Loans up to the amount necessary to pay any  Overcollateralization  Increase Amount for that Distribution  Date, to the extent not covered by Excess Cash Flow; second, any remaining amount, to pay the Class III-A  Certificates,  pro rata, up to the amount of the
Basis Risk Shortfall  Amount for such Class remaining  unreimbursed as of such  Distribution  Date, to the extent not covered by Excess
Cash  Flow;  third,  any  remaining  amount,  to be paid  sequentially,  in  numerical  order  of  priority,  to each  Class of Class M
Certificates,  up to the amount of the Basis Risk Shortfall for such Class remaining  unreimbursed as of such Distribution Date, to the extent not covered by Excess Cash Flow;  fourth,  any remaining amount, to pay the Class I-A Certificates and Class II-A  Certificates,
pro rata, up to the amount of the Basis Risk Shortfall  Amount for such  Certificates  remaining  unreimbursed as of such  Distribution
Date, to the extent not covered by Excess Cash Flow; and fifth, any remaining amount (a) from the Yield  Maintenance  Agreement,  to be deposited into the Yield Maintenance  Agreement  Reserve Fund, (b) from amounts on deposit in the Yield  Maintenance  Agreement Reserve
Fund, to remain on deposit in the Yield  Maintenance  Agreement  Reserve Fund, and (c) from amounts on deposit in the Yield Maintenance
Floor Agreement Reserve Fund, to be assigned as directed in writing by UBS Securities LLC to the Master Servicer.

                  (j)      On each  Distribution Date from the Distribution Date in July 2007 up to and including the Distribution Date in February 2009, the Yield  Maintenance  Floor Agreement  Payment will be deposited in the Yield  Maintenance  Floor Agreement Reserve
Fund.

SECTION 4.03.     STATEMENTS TO  CERTIFICATEHOLDERS;  STATEMENTS TO THE RATING AGENCIES;  EXCHANGE ACT REPORTING.  (See Section 4.03 of
the Standard Terms.)

SECTION 4.04.     DISTRIBUTION OF REPORTS TO THE TRUSTEE AND THE COMPANY; ADVANCES BY THE MASTER SERVICER.

                  (a)      (See Section 4.04(a) of the Standard Terms)
                  (b)      On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date, the Master  Servicer shall either (i) deposit in the Certificate  Account from its own funds, or funds received  therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate amount equal to the aggregate  amount of Monthly  Payments (with each interest  portion thereof  adjusted to the Net Mortgage Rate),  less the amount of any related Servicing  Modifications,  Debt Service  Reductions or reductions in the amount of interest  collectable from the
Mortgagor pursuant to the  Servicemembers  Civil Relief Act, as amended,  or similar  legislation or regulations then in effect, on the
Outstanding  Mortgage Loans as of the related Due Date,  which Monthly Payments were not received as of the close of business as of the related  Determination Date;  provided that no Advance shall be made if it would be a Nonrecoverable  Advance;  and provided,  further, that the Monthly Payment  for purposes of this Section  4.04 shall mean the minimum monthly payment due under the Mortgage Note, net of the Servicing Fee and Subservicing  Fee, (ii) withdraw from amounts on deposit in the Custodial  Account and deposit in the Certificate
Account all or a portion of the Amount Held for Future  Distribution  in discharge of any such  Advance,  or (iii) make advances in the form of any  combination  of (i) and (ii)  aggregating  the  amount  of such  Advance.  Any  portion  of the  Amount  Held  for  Future
Distribution so used shall be replaced by the Master  Servicer by deposit in the  Certificate  Account on or before 11:00 A.M. New York time on any future  Certificate  Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial  Account for deposit in the Certificate  Account on such Certificate  Account Deposit Date shall be less than payments to
Certificateholders  required to be made on the following  Distribution  Date. The Master  Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial  Account on or before such  Distribution
Date as part of the Advance made by the Master  Servicer  pursuant to this Section 4.04.  The amount of any  reimbursement  pursuant to
Section 4.02(a) in respect of outstanding  Advances on any  Distribution  Date shall be allocated to specific  Monthly Payments due but delinquent for previous Due Periods,  which  allocation shall be made, to the extent  practicable,  to Monthly Payments which have been delinquent for the longest period of time. Such  allocations  shall be conclusive for purposes of  reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed  Advance,  if made, would  constitute a  Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate of the Master Servicer  delivered to the
Company and the Trustee.

         If the Master  Servicer  determines  as of the Business Day  preceding any  Certificate  Account  Deposit Date that it will be unable to  deposit in the  Certificate  Account an amount  equal to the  Advance  required  to be made for the  immediately  succeeding
Distribution  Date, it shall give notice to the Trustee of its  inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time,  on such  Business Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M., New York time, on the Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy)  that the Master  Servicer  shall have directly or indirectly deposited  in the  Certificate  Account  such  portion of the amount of the  Advance as to which the Master  Servicer  shall have given notice  pursuant to the preceding  sentence,  pursuant to Section 7.01,  (a) terminate all of the rights and  obligations of the Master
Servicer  under this  Agreement  in  accordance  with  Section 7.01 and (b) assume the rights and  obligations  of the Master  Servicer hereunder,  including  the  obligation  to deposit  in the  Certificate  Account an amount  equal to the  Advance  for the  immediately succeeding Distribution Date.

         The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

SECTION 4.05.     ALLOCATION OF REALIZED LOSSES.

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized  Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modifications,  Debt Service  Reduction,  Deficient  Valuation or REO Disposition that occurred  during the related  Prepayment  Period or, in the case of a  Servicing  Modification  that  constitutes  a  reduction  of the interest  rate on a Mortgage  Loan,  the amount of the  reduction  in the interest  portion of the Monthly  Payment due in the month in which such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized
Losses on the Mortgage Loans shall be allocated as follows:

         first,  to Excess Cash Flow  available  therefor  pursuant to Section  4.02(c) and the  definition  of Principal  Distribution
Amount for that Distribution Date;

         second,  to payments,  if any, made pursuant to the Yield  Maintenance  Agreement,  and then from the Yield  Maintenance Floor
Agreement, in accordance with Sections 4.02(i) and (j);

         third, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

         fourth, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         fifth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         sixth, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         seventh, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         eighth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         ninth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         tenth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

         eleventh,  for Realized Losses on the Group I Loans,  to the Class I-A-3,  Class I-A-2 and Class I-A-1  Certificates,  in that order,  until the Certificate  Principal  Balances thereof have been reduced to zero, for Realized Losses on the Group II Loans, to the
Class II-A-3,  Class II-A-2 and Class II-A-1  Certificates,  in that order, until the Certificate  Principal Balances thereof have been reduced to zero and for Realized Losses on the Group III Loans,  to the Class III-A-4  Certificates,  until the  Certificate  Principal
Balance  thereof has been  reduced to zero,  and then,  on a pro rata basis,  to the Class  III-A-1,  Class  III-A-2 and Class  III-A-3
Certificates until the Certificate Principal Balances thereof have been reduced to zero.

(b)      Any allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to the Class A Certificates or Class M Certificates on any Distribution  Date shall be made by reducing the Certificate  Principal Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date,  until the Certificate  Principal  Balance thereof has been reduced to zero;  provided,  that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the
Certificates  below the aggregate  Stated  Principal  Balance of the Mortgage Loans.  Allocations of the interest  portions of Realized
Losses (other than any interest rate reduction  resulting from a Servicing  Modification) to any Class of Class A Certificates or Class
M Certificates on any Distribution Date shall be made by operation of the definition of "Accrued  Certificate  Interest" for each Class for such  Distribution  Date.  Allocations  of the interest  portion of a Realized Loss  resulting  from an interest rate  reduction in connection  with a Servicing  Modification  shall be made by operation of the priority of payment  provisions of Section  4.02(c).  All
Realized Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated among the  Certificates of such
Class in proportion to the Percentage Interests evidenced thereby.

(c)      All Realized Losses on the Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC I  Regular  Interests as
provided in the definition of REMIC I  Realized  Losses and to the REMIC II Regular  Interests in amounts equal to the Realized  Losses allocated to their Related  Certificates  (in the case of the Class X1  Certificates  and the Class X2  Certificates,  allocated  among
REMIC II Regular Interests I-A-1, I-A-2 and I-A-3, pro rata according to their respective  Uncertificated  Principal  Balances,  and in the case of the Class X3 Certificates,  allocated among REMIC II Regular  Interests I-A-1,  I-A-2,  I-A-3,  II-A-1,  II-A-2 and II-A-3,
pro rata according to their respective Uncertificated Principal Balances).

(d)      Realized  Losses  allocated  to the  Excess  Cash Flow or the  Overcollateralization  Amount  pursuant  to this  Section,  the definition  of  Accrued  Certificate  Interest  and the  operation  of  Section 4.02(c)  shall  be  deemed  allocated  to the  Class SB
Certificates.  Realized Losses  allocated to the Class SB  Certificates  shall, to the extent such Realized Losses  represent  Realized
Losses on an interest  portion,  be allocated to REMIC II Regular Interest SB-IO (with a corresponding  allocation to REMIC III Regular
Interest  SB-IO).  Realized  Losses  allocated  to the Excess Cash Flow  pursuant to paragraph  (b) of this Section  shall be deemed to reduce Accrued  Certificate  Interest on REMIC II Regular Interest SB-IO (with a corresponding  reduction to REMIC III Regular Interest
SB-IO).  Realized  Losses  allocated to the  Overcollateralization  Amount  pursuant to paragraph  (b) of this Section  shall be deemed first to reduce the principal  balance of REMIC II Regular Interest SB-PO until such principal  balance shall have been reduced to zero
(with a corresponding  reduction to REMIC III  Regular Interest SB-PO until such principal balance shall have been reduced to zero) and thereafter  to reduce  accrued and unpaid  interest on REMIC II  Regular  Interest  SB-IO (with a  corresponding  reduction to REMIC II
Regular Interest SB-IO).

SECTION 4.06.     REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY.  (See Section 4.06 of the Standard Terms.)

SECTION 4.07.     OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.

         (a)      Subject to Section  4.07(c),  below,  with respect to any Mortgage  Loan that is  delinquent in payment by 90 days or more, the Master Servicer may, at its option,  purchase such Mortgage Loan from the Trustee at the Purchase Price  therefor;  provided, that such Mortgage Loan that becomes 90 days or more delinquent  during any given Calendar  Quarter shall only be eligible for purchase pursuant to this Section during the period  beginning on the first Business Day of the following  Calendar  Quarter,  and ending at the close of business on the second-to-last  Business Day of such following  Calendar Quarter;  and provided,  further,  that such Mortgage
Loan is 90 days or more  delinquent at the time of  repurchase.  Such option if not exercised  shall not thereafter be reinstated as to any Mortgage Loan,  unless the delinquency is cured and the Mortgage Loan thereafter again becomes  delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

         (b)      Subject to Section  4.07(c),  below, if at any time the Master  Servicer makes a payment to the  Certificate  Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above,  and the Master  Servicer  provides to the Trustee a  certification  signed by a Servicing  Officer  stating  that the amount of such  payment  has been  deposited  in the
Certificate  Account,  then the Trustee  shall execute the  assignment  of such  Mortgage  Loan at the request of the Master  Servicer, without recourse,  to the Master Servicer,  which shall succeed to all the Trustee's right,  title and interest in and to such Mortgage
Loan, and all security and documents  relative  thereto.  Such  assignment  shall be an assignment  outright and not for security.  The
Master Servicer will thereupon own such Mortgage,  and all such security and documents,  free of any further  obligation to the Trustee or the Certificateholders with respect thereto.

                  If,  however,  the Master  Servicer  shall have  exercised  its right to  repurchase a Mortgage Loan pursuant to this
Section  4.07 upon the written  request of and with funds  provided by the Junior  Certificateholder  and  thereupon  transferred  such
Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

           (c)    For so long as the Master  Servicer has not notified the Servicer that a real estate  investment  trust or one of its subsidiaries is no longer the Holder of the entire interest in the most Junior Class of Certificates  (the "Junior  Certificateholder")
and is no longer entitled to the rights described in this Section 4.07(c):

                  (i)      The Servicer shall not commence foreclosure  proceedings or any alternative to foreclosure with respect to a
Mortgage  Loan  unless  (i) no  later  than five  Business  Days  prior to its  commencement  of such  foreclosure  proceedings  or any alternative to foreclosure,  it notifies the Master Servicer of its intention to do so, and (ii) the Junior  Certificateholder,  either directly or through the Master Servicer, does not, within such five-Business-Day period, affirmatively object to such action.

                  (ii)     In the event that the Servicer determines not to proceed with foreclosure  proceedings or any alternative to foreclosure  with respect to a Mortgage  Loan that becomes 60 days' or more  delinquent  and the  Servicer  has  determined  that it is unable to collect payments due under such Mortgage Loan in accordance with Accepted Servicing  Practices,  the Servicer shall, prior to taking any action with respect to such Mortgage Loan,  promptly  provide the Master  Servicer with notice of such  determination  and a description  of such other action as it intends to take with respect to such Mortgage  Loan;  provided,  that the Servicer shall not be permitted to proceed with any such action unless the Junior  Certificateholder,  either directly or through the Master  Servicer,  does not, within five Business Days following such notice, affirmatively object to the Servicer taking such action.

                  (iii)    If  the  Holder  of the  entire  interest  in  the  most  junior  of  Subordinate  Certificates  timely  and affirmatively  objects to an action or  contemplated  action of the  Servicer  pursuant  to clause (i) or (ii)  above,  then the Junior
Certificateholder  shall instruct the Master  Servicer to hire three  appraisal firms selected by the Master Servicer in its reasonable discretion,  to compute the fair value of the Mortgaged  Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055
Exterior-Only  Inspection  Residential Appraisal Report (each such appraisal-firm  computation,  a "Fair Value Price"), in each case no later than 30 days from the date of such  Junior  Certificateholder's  objection.  All costs  relating to the  computation  of the Fair
Value Prices shall be for the account of the Junior  Certificateholder  and shall be paid by the Junior  Certificateholder  at the time that such Mortgage Loan is purchased by the Junior Certificateholder.

                           (I)      If the Master  Servicer  shall have  received  three  Fair Value  Prices by the end of such  30-day period, then the Junior  Certificateholder  shall, no later than five Business Days after the expiration of such 30-day period, purchase  such  Mortgage  Loan for an amount equal to the lesser of (A) the unpaid  principal  balance of the related  Mortgage
        Loan (the "Unpaid  Principal  Balance")  and (B) the average of such three Fair Value Prices  respectively  determined  by such appraisal  firms,  in the case of a Mortgage  Loan  referred  to in clause (i) above,  or the  average of such three Fair Value
        Prices in the case of a Mortgage Loan referred to in clause (ii) above;  and shall deliver such amount to the Servicer  against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                           (II)     If the Master  Servicer  shall not have  received  three Fair Value Prices at the end of the 30-day period set forth in clause (c) above, then:
(A)      If the Master  Servicer  shall have  received  only two Fair Value  Prices at the end of such 30-day  period,  then the Master
                 Servicer  shall  determine,  in its  reasonable  discretion,  the  fair  value of the  Mortgaged  Property  and  other collateral  relating to such  Mortgage  Loan (such fair value,  the "Master  Servicer's  Fair Value  Price"),  and the
                 Junior  Certificateholder  shall,  no later  than five  Business  Days after the  expiration  of such  30-day  period, purchase such  Mortgage Loan for an amount equal to the least of (1) the Unpaid  Principal  Balance  thereof,  (2) the average of such Fair Value Prices  determined by such appraisal firms and (3) the Master  Servicer's Fair Value Price;
                 and shall deliver such amount to the Servicer  against the  assignment  of the related  Mortgage Loan and the delivery of the related documents on the purchase date.
(B)      If the Master  Servicer  shall have  received  only one Fair Value  Price by the end of such  30-day  period,  then the Master
                 Servicer will determine the Master Servicer Fair Value Price of the Mortgaged  Property  related to such Mortgage Loan and the Junior  Certificateholder  shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loans for an amount equal to the least of (1) the Unpaid  Principal  Balance  thereof,  (2) the
                 Fair Value Price  determined by such appraisal firm and (3) the Master  Servicer's Fair Value Price; and shall deliver such amount to the  Servicer  against the  assignment  of the related  Mortgage  Loan and the  delivery of the related documents on the purchase date.
(C)      If the Master  Servicer shall not have received any such Fair Value Prices by the end of such 30-day  period,  then the Master
                 Servicer will determine the Master Servicer Fair Value Price of the Mortgaged  Property  related to such Mortgage Loan and the Junior  Certificateholder  shall, no later than five Business Days after the expiration of such 30-day period, purchase  such  Mortgage Loan for an amount equal to the lesser of (1) the Unpaid  Principal  Balance  thereof and (2)
                 the Master  Servicer's Fair Value Price;  and shall deliver such amount to the Servicer  against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                          (D)       If the Master  Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall  continue for the next 30 days to try to obtain three Fair Value Prices.  Upon the earlier of the date that it obtains the three Fair Value Prices,  or the end of the 30-day  extension,  the Master Servicer shall recalculate the  price  payable  pursuant  to this  Agreement  and,  within  five  Business  Days  thereafter,  (i)  the  Junior
                  Certificateholder  shall pay the Servicer the positive  difference between the recalculated  purchase price, and the price  actually  paid by it,  or (ii) the  Servicer  shall  refund  to the  Junior  Certificateholder  the  positive difference between the purchase price actually paid by the Junior  Certificateholder,  and the recalculated purchase price.

                  (iv)     Notwithstanding  anything herein to the contrary, the Junior Certificateholder shall not be entitled to any of its rights set forth herein with respect to a Mortgage  Loan  following  its failure to purchase such Mortgage Loan and the related
Mortgaged  Property,  at the  related  purchase  price  set  forth in this  Section 4.07(c)  within  the  timeframe  set forth in this
Section 4.07(c)  following such Holder's  objection to an action of the Servicer,  and the Servicer shall provide the Master  Servicer written notice of such failure.

                  (v)      Any notice, confirmation,  instruction or objection pursuant to paragraphs (i), (ii) and (iii) above may be delivered via facsimile or other written or electronic  communication  as the parties hereto and the Holder of the entire  interest in the most junior of the Subordinate Certificates may agree to from time to time.

                           (I)      For  the  avoidance  of  doubt,   the  Junior   Certificateholder's   rights  set  forth  in  this
Section 4.07(c)  are intended to provide the Holder of such rights,  for so long as it has not  forfeited its right under this Section
4.07(c) as set forth in clause (iv) above,  with the unilateral  right to control  foreclosure  decisions in respect of delinquent and defaulted  Mortgage  Loans,  and certain  exclusive  purchase rights so as to better enable such Holder to qualify for exemption under
Section 3(c)(5)(C) of the Investment Company Act of 1940, as amended.

                  (vi)     Any notice  delivered by such Junior  Certificateholder,  either  directly or through the Master  Servicer, shall be accompanied  by an officer's  certificate  of such Holder  certifying to the Servicer and the Master  Servicer that it is the
Holder of the entire  interest in the most junior of the  Subordinate  Certificates  and shall attach  thereto (A) if the  Subordinate
Certificate  is registered in the name of a nominee of the  Depository  Trust  Company,  an account  statement  though the  applicable broker-dealer  or such other  evidence as the Servicer and the Master  Servicer  shall  reasonably  request or (B) if the  Subordinate
Certificate is held in physical form, the trade  confirmation  with respect to such Subordinate  Certificate or such other evidence as the Servicer and the Master  Servicer shall  reasonably  request.  For purposes of this Section  4.07(c),  the Servicer and the Master
Servicer  shall be  entitled  to rely on any  notice  delivered  by the  Junior  Certificateholder  until a notice  (together  with an officer's  certificate and the supporting  evidence of ownership set forth in the immediately  preceding sentence) is delivered to the
Servicer and the Master Servicer by any subsequent Holder of the entire interest in the most junior of the Subordinate Certificates.

                  (vii)    To the extent that the Junior  Certificateholder  purchases  any  Mortgage  Loan  pursuant to this  Section
4.07(c),  the Servicer will continue to service such  Mortgage Loan in accordance  with this  Agreement if so requested by the Holder.
The parties  acknowledge  that, in such event,  the Master  Servicer will have no duty or  responsibility  to master  service any such
Mortgage Loan.
                  (viii)   The Master Servicer shall enforce the obligations of and  restrictions on the Servicer's  duties under this
Section 4.07(c).

SECTION 4.08.     SURETY BOND.  (See Section 4.08 of the Standard Terms.)

SECTION 4.09.     INTEREST SHORTFALL RESERVE FUND.

(a)      On or before the Closing Date, the Trustee shall  establish a reserve fund (the "Interest  Shortfall  Reserve Fund") on behalf of the  Holders  of the Class A  Certificates  and Class M  Certificates.  The  Interest  Shortfall  Reserve  Fund must be an  Eligible
Account.  The Interest  Shortfall  Reserve  Fund shall be entitled  "Interest  Shortfall  Reserve  Fund,  Deutsche  Bank Trust  Company
Americas, as Trustee for the benefit of Holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed  Pass-Through  Certificates,
Series 2006-QO7".  The Interest  Shortfall  Reserve Fund shall be an Eligible Account or a sub-account of an Eligible  Account.  On the
Closing Date,  the Company will cause,  on behalf of the Trust,  the Interest  Shortfall  Reserve Fund Amount to be deposited  into the
Interest  Shortfall Reserve Fund.  Pursuant to Section 4.02(h),  on the initial  Distribution  Date, amounts on deposit in the Interest
Shortfall  Reserve Fund will be withdrawn  from the Interest  Shortfall  Reserve Fund and deposited  into the  Certificate  Account for payment to the Class A  Certificates  and Class M  Certificates  to the extent of any Basis Risk  Shortfalls  or Interest  Carryforward
Amounts on the Class A Certificates and Class M Certificates on such initial  Distribution  Date. After the initial  Distribution Date, all amounts remaining in the Interest  Shortfall Reserve Fund will be distributed to UBS Securities LLC or its designee,  and following such withdrawal the Interest Shortfall Reserve Fund will be closed.

(b)      The Trustee will invest funds deposited in the Interest  Shortfall  Reserve Fund as directed by the Company or its designee in writing in Permitted  Investments with a maturity date (i) no later than the Business Day immediately  preceding the date on which such funds are required to be withdrawn  from such account  pursuant to this  Agreement,  if a Person other than the Trustee or an Affiliate of the Trustee is the  obligor  for the  Permitted  Investment,  or (ii) no later than the date on which such funds are  required to be withdrawn  from such  account or sub account of a trust  account  pursuant to this  Agreement,  if the Trustee or an  affiliate  of the
Trustee is the obligor for the  Permitted  Investment  (or, if no written  direction is received by the Trustee from the Company,  then funds in such  account  shall remain  uninvested).  For federal  income tax  purposes,  the Company  shall be the owner of the Interest
Shortfall Reserve Fund and shall report all items of income,  deduction,  gain or loss arising therefrom.  At no time will the Interest
Shortfall  Reserve Fund be an asset of any REMIC created  hereunder.  All income and gain realized from  investment of funds  deposited in the Interest  Shortfall Reserve Fund, which investment shall be made solely upon the written direction of the Company,  shall be for the sole and  exclusive  benefit of the Company and shall be remitted by the Trustee to the Company  within one  Business  Day from the closing of the Interest  Shortfall  Reserve Fund.  The Company shall deposit in the Interest  Shortfall  Reserve Fund the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

SECTION 4.10.     YIELD MAINTENANCE AGREEMENT.

         (a)      (i)      On or before the Closing Date, the Trustee shall  establish a Yield  Maintenance  Agreement  Reserve Fund on behalf of the  Holders of the Class A, Class M and Class SB  Certificates.  The Yield  Maintenance  Agreement  Reserve  Fund must be an
Eligible  Account.  The Yield  Maintenance  Agreement  Reserve Fund shall be entitled  "YMA Reserve  Fund,  Deutsche Bank Trust Company
Americas as Trustee for the benefit of Holders of Residential Accredit Loans, Inc., Mortgage  Asset-Backed  Pass-Through  Certificates,
Series  2005-QO7".  The Trustee shall demand payment of all money payable by the Yield Maintenance  Agreement  Provider under the Yield
Maintenance  Agreement.  The Trustee shall deposit in the Yield Maintenance Agreement Reserve Fund all payments received by it from the
Yield Maintenance  Agreement Provider pursuant to the Yield Maintenance  Agreement.  On each Distribution Date, the Trustee shall remit the Yield  Maintenance  Agreement  Payment,  if any, from amounts received by it from the Yield Maintenance  Agreement  Provider to the
Holders of the  Certificates  in the manner and amount  provided in Section  4.02(i) and shall  remit the Yield  Maintenance  Agreement
Excess Amount, if any, to UBS Securities LLC, as it is directed by the Master Servicer.

                  (ii)     On or before the Closing Date, the Trustee shall establish a Yield  Maintenance Floor Agreement Reserve Fund on behalf of the Holders of the Class A, Class M and Class SB Certificates.  The Yield  Maintenance  Floor Agreement  Reserve Fund must be an Eligible Account.  The Yield  Maintenance Floor Agreement Reserve Fund shall be entitled "YMFA Reserve Fund,  Deutsche Bank Trust
Company  Americas as Trustee  for the benefit of Holders of  Residential  Accredit  Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series  2005-QO7".  The Trustee shall demand payment of all money payable by the Yield  Maintenance  Agreement  Provider under the Yield  Maintenance  Floor  Agreement.  The Trustee shall deposit in the Yield  Maintenance  Floor Agreement  Reserve Fund all
payments received by it from the Yield  Maintenance  Agreement  Provider  pursuant to the Yield  Maintenance  Floor Agreement.  On each
Distribution  Date from the  Distribution  Date in July 2007 up to and including the  Distribution  Date in February  2009, the Trustee
shall remit the Yield  Maintenance  Floor  Agreement  Excess Amount,  if any, to UBS Securities  LLC, and the Yield  Maintenance  Floor
Agreement  Payment,  if any, shall be held on deposit in the Yield  Maintenance  Floor Agreement Reserve Fund. On the Distribution Date
in September 2011, the Trustee shall remit the amount on deposit in the Yield  Maintenance  Floor Agreement Reserve Fund to the Holders
of the Certificates in the manner and amount provided in Section 4.02(i), as it is directed by the Master Servicer.

         (b)      Each of the Yield  Maintenance  Agreement  Reserve Fund and the Yield  Maintenance Floor Agreement Reserve Fund is an
"outside reserve fund" within the meaning of Treasury Regulationss.1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any 2005-QO7 REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Yield  Maintenance  Agreement  Reserve Fund and the  Yield  Maintenance  Floor  Agreement  Reserve  Fund.  The  Certificateholders  shall  be the  beneficial  owner  of the  Yield
Maintenance  Agreement  Reserve Fund and the Yield  Maintenance  Floor Agreement  Reserve Fund,  subject to the power of the Trustee to distribute  amounts under Section 4.02(i).  Amounts in the Yield  Maintenance  Agreement  Reserve Fund and the Yield  Maintenance Floor
Agreement  Reserve  Fund  shall  be held  uninvested  in a trust  account  of the  Trustee  with no  liability  for  interest  or other compensation  thereon.  Any  amounts  remaining  in the  Yield  Maintenance  Agreement  Reserve  Fund  upon  termination  of the  Yield
Maintenance Agreement shall be assigned as directed by UBS Securities LLC.

ARTICLE V

                                                           THE CERTIFICATES

                                                 (See Article V of the Standard Terms)

ARTICLE VI

                                                  THE COMPANY AND THE MASTER SERVICER

                                                (See Article VI of the Standard Terms.)

SECTION 6.01.     RESPECTIVE LIABILITIES OF THE COMPANY AND MASTER SERVICER.  (See Section 6.01 of the Standard Terms.)

SECTION 6.02.     MERGER OR  CONSOLIDATION  OF THE COMPANY OR MASTER  SERVICER;  ASSIGNMENT OF RIGHTS AND  DELEGATION OF DUTIES BY THE
MASTER SERVICER.

         (a)      (See Section 6.08(a) of the Standard Terms.).

         (b)      (See Section 6.08(b) of the Standard Terms).

         (c)      (See Section 6.08(c) of the Standard Terms).

         (d)      The conversion of Residential Funding  Corporation's or Residential Accredit Loans, Inc.'s  organizational  structure from a Delaware  corporation  to a limited  liability  company  shall not  require  the consent of any party or notice to any party and shall not in any way affect  the rights or  obligations  of  Residential  Funding  Corporation  or  Residential  Accredit  Loans,  Inc.
hereunder.

SECTION 6.03.     LIMITATION ON LIABILITY OF THE COMPANY, MASTER SERVICER AND OTHERS.  (See Section 6.03 of the Standard Terms.)

SECTION 6.04.     COMPANY AND MASTER SERVICER NOT TO RESIGN.  (See Section 6.04 of the Standard Terms.)

ARTICLE VII

                                                                DEFAULT

                                               (See Article VII of the Standard Terms.)

ARTICLE VIII

                                                        CONCERNING THE TRUSTEE

                  Section 8.01      Duties of Trustee.  (See Section 8.01 of the Standard Terms)

                  Section 8.02      Certain Matters Affecting the Trustee.  (See Section 8.02 of the Standard Terms)

                  Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans.  (See Section 8.03 of the Standard Terms)

                  Section 8.04      Trustee May Own Certificates.  (See Section 8.04 of the Standard Terms)

                  Section 8.05      Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.  (See Section 8.05 of the
Standard Terms)

                  Section 8.06      Eligibility Requirements for Trustee.  (See Section 8.06 of the Standard Terms)

                  Section 8.07      Resignation and Removal of Trustee.  (See Section 8.07 of the Standard Terms)

                  Section 8.08      Successor Trustee.

(a)      Any  successor  trustee  appointed as provided in Section 8.07 shall  execute,  acknowledge  and deliver to the Company and to its  predecessor  trustee an  instrument  accepting  such  appointment  hereunder,  and  thereupon  the  resignation  or removal of the predecessor  trustee shall become  effective and such  successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder,  with the like effect as if originally named as trustee herein.  The  predecessor  trustee shall deliver to the successor  trustee all Custodial  Files and related  documents and statements  held by it hereunder  (other than any Custodial  Files at the time held by the Custodian,  which shall become the agent of any successor trustee  hereunder),  and the Company,  the Master Servicer and the predecessor trustee shall execute and deliver such instruments  and do such other  things as may  reasonably  be  required  for more fully and  certainly  vesting and  confirming  in the successor trustee all such rights, powers, duties and obligations.

(b)      (See Section 8.08(b) of the Standard Terms).

(c)      (See Section 8.08(c) of the Standard Terms).

                  Section 8.09      Merger or Consolidation of Trustee.  (See Section 8.09 of the Standard Terms)

                           Section 8.10     Appointment of Co-Trustee or Separate Trustee.  (See Section 8.10 of the Standard Terms)

                  Section 8.11      Appointment of Custodian.
         The Trustee may, with the consent of the Master  Servicer and the Company,  or shall,  at the direction of the Company and the
Master  Servicer and at the expense of the Company or the Master  Servicer,  appoint  custodians who are not Affiliates of the Company, the  Master  Servicer  or any Seller to hold all or a portion of the  Custodial  Files as agent for the  Trustee,  by  entering  into a
Custodial  Agreement.  Subject to Article VIII, the Trustee  agrees to comply with the terms of each  Custodial  Agreement with respect to the  Custodial  Files and to  enforce  the terms and  provisions  thereof  against  the  related  custodian  for the  benefit of the
Certificateholders.  Each custodian  shall be a depository  institution  subject to supervision  by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000  and shall be  qualified to do business in the  jurisdiction  in which it holds any Custodial File. Each Custodial  Agreement,  with respect to the Custodial  Files,  may be amended only as provided in Section
11.01. The Trustee shall notify the  Certificateholders  of the appointment of any custodian (other than the custodian  appointed as of the Closing Date) pursuant to this Section 8.11.

                  Section 8.12      Appointment of Office or Agency.  (See Section 8.12 of the Standard Terms).

SECTION 1.01.

ARTICLE IX

                                                              TERMINATION

                  Section 9.01     Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the
Master Servicer or Liquidation of All Mortgage Loans.

                  (a)      Subject to Section  9.02,  the  respective  obligations  and  responsibilities  of the  Company,  the Master
Servicer  and the Trustee  created  hereby in respect of the  Certificates  (other than the  obligation  of the Trustee to make certain payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the  Company to send  certain  notices as hereinafter  set forth)  shall  terminate  upon the last  action  required to be taken by the  Trustee on the Final  Distribution  Date pursuant to this Article IX following the earlier of:

                  (i)      the later of the final  payment or other  liquidation  (or any  Advance  with  respect  thereto) of the last
         Mortgage Loan  remaining in the Trust Fund or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii)     the  purchase  by the Master  Servicer of all  Mortgage  Loans and all  property  acquired in respect of any
         Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid  principal  balance of each Mortgage Loan or, if less than such unpaid principal  balance,  the fair market value of the related  underlying  property of such Mortgage Loan with  respect to  Mortgage  Loans as to which  title has been  acquired  if such fair  market  value is less than such  unpaid principal  balance  (net of any  unreimbursed  Advances  attributable  to  principal)  on the day of  repurchase  plus accrued interest  thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified  Mortgage  Loan) to, but not including, the first day of the month in which such repurchase price is distributed,  provided,  however, that in no event shall the trust  created  hereby  continue  beyond  the  expiration  of 21 years  from the death of the last  survivor  of the descendants of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St.  James's,  living on the date hereof and provided  further that the purchase price set forth above shall be increased as is necessary,  as determined by the
         Master  Servicer,  to avoid  disqualification  of any portion of any REMIC formed under the Series  Supplement as a REMIC. The purchase price paid by the Master  Servicer shall also include any amounts owed by  Residential  Funding  pursuant to the last paragraph of Section 4 of the  Assignment  Agreement in respect of any  liability,  penalty or expense  that  resulted  from a breach of the Compliance With Laws Representation, that remain unpaid on the date of such purchase.

         The right of the Master  Servicer to purchase  all the assets of the Trust Fund  pursuant to clause (ii) above is  conditioned upon the Pool Stated Principal  Balance as of the Final  Distribution  Date, prior to giving effect to distributions to be made on such
Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         If such right is exercised by the Master  Servicer,  the Master  Servicer shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage  Loans.  In addition,  the Master  Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and the Custodian shall,  promptly  following payment of the purchase price, release to the Master Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any Distribution Date on which the Pool Stated Principal Balance,  prior to giving effect to distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage
Loans,  the Master Servicer shall have the right,  at its option,  to purchase the  Certificates in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal Balance of such Certificates plus the sum of Accrued Certificate  Interest thereon for the related Interest  Accrual Period and any previously  unpaid Accrued  Certificate  Interest.  If the Master Servicer  exercises this right to  purchase  the  outstanding  Certificates,  the Master  Servicer  will  promptly  terminate  the  respective  obligations  and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

                  (b)      The Master Servicer shall give the Trustee not less than 40 days' prior notice of the  Distribution  Date on which the Master  Servicer  anticipates  that the final  distribution  will be made to  Certificateholders  (whether as a result of the exercise by the Master  Servicer of its right to purchase the assets of the Trust Fund or  otherwise)  or on which the Master  Servicer anticipates  that the  Certificates  will be purchased (as a result of the exercise by the Master  Servicer to purchase the outstanding
Certificates).  Notice of any  termination  specifying  the  anticipated  Final  Distribution  Date  (which  shall be a date that would otherwise be a Distribution  Date) upon which the  Certificateholders  may surrender their  Certificates to the Trustee (if so required by the  terms  hereof)  for  payment  of the  final  distribution  and  cancellation  or  notice  of any  purchase  of the  outstanding
Certificates,  specifying the  Distribution  Date upon which the Holders may surrender  their  Certificates to the Trustee for payment, shall be given  promptly by the Master  Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding  Certificates),  or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the Master Servicer
(if it is  exercising  its right to  purchase  the assets of the Trust Fund or to purchase  the  outstanding  Certificates),  or by the
Trustee (in any other case) and mailed by the Trustee to the  Certificateholders  not earlier  than the 15th day and not later than the
25th day of the month next preceding the month of such final distribution specifying:

                  (i)      the anticipated  Final  Distribution  Date upon which final payment of the Certificates is anticipated to be made upon  presentation  and  surrender  of  Certificates  at the office or agency of the  Trustee  therein  designated  where required  pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the  outstanding  Certificates, the Distribution Date on which such purchase is to be made,

                  (ii)     the amount of any such final payment,  or in the case of the purchase of the outstanding  Certificates,  the purchase price, in either case, if known, and

                  (iii)    that the Record Date otherwise  applicable to such Distribution  Date is not applicable,  and in the case of the Senior  Certificates,  or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the  Certificates,  that payment will be made only upon  presentation  and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master  Servicer is obligated to give notice to  Certificateholders  as aforesaid,  it shall give such notice to the Certificate
Registrar at the time such notice is given to  Certificateholders  and, if the Master Servicer is exercising its rights to purchase the outstanding  Certificates,  it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders.  As a result of the  exercise by the Master  Servicer of its right to purchase  the assets of the Trust  Fund,  the Master  Servicer  shall deposit in the Certificate Account,  before the Final Distribution Date in immediately  available funds an amount equal to the purchase price for the assets of the Trust Fund,  computed as provided  above.  As a result of the exercise by the Master  Servicer of its right to purchase  the  outstanding  Certificates,  the Master  Servicer  shall  deposit in an Eligible  Account,  established  by the Master
Servicer on behalf of the Trustee and  separate  from the  Certificate  Account in the name of the Trustee in trust for the  registered holders of the Certificates,  before the Distribution Date on which such purchase is to occur in immediately  available funds an amount equal to the purchase price for the Certificates,  computed as above provided,  and provide notice of such deposit to the Trustee.  The
Trustee will withdraw from such account the amount specified in subsection (c) below.

                  (c)      In the  case of the  Senior  Certificates,  upon  presentation  and  surrender  of the  Certificates  by the
Certificateholders  thereof,  and in the case of the Class M Certificates,  upon  presentation and surrender of the Certificates by the
Certificateholders  thereof in  connection  with the  exercise by the Master  Servicer of its right to purchase the  Certificates,  and otherwise in  accordance  with Section  4.01(a),  the Trustee  shall  distribute  to the  Certificateholders  (i) the amount  otherwise distributable  on such  Distribution  Date, if not in connection  with the Master  Servicer's  election to repurchase the assets of the
Trust Fund or the outstanding  Certificates,  or (ii) if the Master  Servicer  elected to so repurchase the assets of the Trust Fund or the outstanding  Certificates,  an amount  determined as follows:  (A) with respect to each  Certificate  the  outstanding  Certificate
Principal  Balance  thereof,  plus Accrued  Certificate  Interest for the related  Interest  Accrual  Period thereon and any previously unpaid  Accrued  Certificate  Interest,  subject to the  priority  set forth in Section  4.02(a),  and (B) with  respect to the Class R
Certificates,  any excess of the amounts  available  for  distribution  (including  the  repurchase  price  specified in clause (ii) of subsection (a) of this Section) over the total amount  distributed  under the immediately  preceding  clause (A).  Notwithstanding  the reduction of the  Certificate  Principal  Balance of any Class of  Subordinate  Certificates  to zero,  such Class will be  outstanding hereunder  until the  termination  of the respective  obligations  and  responsibilities  of the Company,  the Master  Servicer and the
Trustee hereunder in accordance with Article IX.

                  (d)      If any  Certificateholders  shall not surrender their  Certificates for final payment and cancellation on or before  the Final  Distribution  Date (if so  required  by the terms  hereof),  the  Trustee  shall on such date cause all funds in the
Certificate  Account not  distributed  in final  distribution  to  Certificateholders  to be  withdrawn  therefrom  and credited to the remaining  Certificateholders  by  depositing  such funds in a separate  non-interest  bearing  escrow  account for the benefit of such
Certificateholders,  and the Master  Servicer (if it exercised its right to purchase the assets of the Trust Fund),  or the Trustee (in any other  case)  shall  give a second  written  notice  to the  remaining  Certificateholders  to  surrender  their  Certificates  for cancellation  and receive the final  distribution  with respect  thereto.  If within six months after the second notice any Certificate shall not have been  surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master  Servicer to contact the  remaining  Certificateholders  concerning  surrender  of their  Certificates.  The costs and expenses of  maintaining  the escrow  account and of  contacting  Certificateholders  shall be paid out of the assets which remain in the escrow  account.  If within nine months after the second notice any  Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the
Master  Servicer all amounts  distributable  to the holders  thereof and the Master  Servicer shall  thereafter hold such amounts until distributed  to such  Holders.  No  interest  shall  accrue or be payable  to any  Certificateholder  on any amount  held in the escrow account or by the Master Servicer as a result of such  Certificateholder's  failure to surrender its  Certificate(s)  for final payment thereof in accordance with this Section 9.01.

                  (e)      If any  Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the  outstanding  Certificates  is to be made,  the Trustee shall on such date cause all funds in the  Certificate  Account deposited  therein by the  Master  Servicer  pursuant  to  Section  9.01(b)  to be  withdrawn  therefrom  and  deposited  in a separate non-interest  bearing escrow account for the benefit of such  Certificateholders,  and the Master  Servicer shall give a second written notice to such  Certificateholders  to surrender their  Certificates  for payment of the purchase price therefor.  If within six months after the second notice any Certificate shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed by the Master  Servicer to contact the Holders of such  Certificates  concerning  surrender of their  Certificates.  The costs and expenses of  maintaining  the escrow account and of contacting  Certificateholders  shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered for cancellation in accordance  with this Section 9.01, the Trustee shall pay to the Master  Servicer all amounts  distributable  to the Holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the escrow account or by the Master  Servicer as a result of such  Certificateholder's failure to surrender its  Certificate(s)  for payment in accordance with this Section 9.01. Any Certificate  that is not surrendered on the  Distribution  Date on which a  purchase  pursuant  to this  Section  9.01  occurs as  provided  above  will be deemed to have been purchased and the Holder as of such date will have no rights with respect  thereto  except to receive the purchase price therefor minus any costs and expenses  associated with such escrow account and notices allocated  thereto.  Any Certificates so purchased or deemed to have been  purchased on such  Distribution  Date shall remain  outstanding  hereunder  until the Master  Servicer  has  terminated  the respective  obligations  and  responsibilities  created hereby in respect of the  Certificates  pursuant to this Article IX. The Master
Servicer shall be for all purposes the Holder thereof as of such date.

                  Section 9.02     Additional Termination Requirements.  (See Section 9.02 of the Standard Terms)

                  Section 9.03     Termination of Multiple REMICs.  (See Section 9.03 of the Standard Terms)

ARTICLE X

                                                           REMIC PROVISIONS

SECTION 10.01.    REMIC ADMINISTRATION.  (See Section 10.01 of the Standard Terms.)

SECTION 10.02.    MASTER SERVICER; REMIC ADMINISTRATOR AND TRUSTEE INDEMNIFICATION.  (See Section 10.02 of the Standard Terms.)

SECTION 10.03.    DESIGNATION OF REMICS.

         The REMIC  Administrator  will make an election to treat the segregated pool of assets  described in the definition of REMIC I
(as defined herein)  (including the Mortgage Loans but excluding the Interest  Shortfall Reserve Fund, the Yield Maintenance  Agreement
Reserve Fund, the Yield  Maintenance  Floor Agreement  Reserve Fund, the Yield  Maintenance  Agreement and the Yield  Maintenance Floor
Agreement),  and subject to this Agreement,  as a REMIC (REMIC I) for federal income tax purposes.  The REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the REMIC I Regular  Interests,  and subject to this Agreement,  as a
REMIC  (REMIC II) for federal  income tax  purposes.  The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting of the REMIC II Regular  Interests,  and subject to this  Agreement,  as a REMIC (REMIC III) for federal  income tax purposes.  The REMIC  Administrator  will make an  election  to treat the  segregated  pool of assets  consisting  of REMIC III Regular
Interests SB-IO and SB-PO, and subject to this Agreement,  as a REMIC (REMIC IV) for federal income tax purposes.

         The REMIC I Regular  Interests will be "regular  interests" in REMIC I and the Class R-I  Certificates  will be the sole Class of  "residual  interests"  in REMIC I for  purposes  of the REMIC  Provisions  under the federal  income tax law.  The REMIC II Regular
Interests will be "regular  interests" in REMIC II and the Class R-II  Certificates  will be the sole Class of "residual  interests" in
REMIC II for purposes of the REMIC Provisions under the federal income tax law. The Class I-A  Certificates,  Class II-A  Certificates,
Class III-A  Certificates,  Class M Certificates and Class X Certificates will represent  ownership of, and REMIC III Regular Interests
SB-IO and SB-PO  will be,  "regular  interests"  in REMIC III and the Class  R-III  Certificates  will be the sole  Class of  "residual interests"  in REMIC III for  purposes  of the REMIC  Provisions  under the  federal  income tax law.  The Class SB  Certificates  will represent  ownership of the REMIC IV Regular Interest,  the single "regular  interest" in REMIC IV, and the Class R-X Certificates will be the sole Class of  "residual  interests"  therein for purposes of the REMIC  Provisions  under  federal  income tax law. The Class P
Certificates will not represent ownership of an interest in any REMIC.

SECTION 10.04.    DISTRIBUTIONS ON THE REMIC I REGULAR INTERESTS.  (See Section 4.02(c) of this Series Supplement.)

SECTION 10.05.    COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

         Notwithstanding any other provision of this Agreement,  the Trustee or any Paying Agent, as applicable,  shall comply with all federal withholding  requirements respecting payments to Certificateholders,  including interest or original issue discount payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably  believes are applicable under the Code. The consent of  Certificateholders  shall not be required for such withholding.  In the event the Trustee or any Paying Agent, as applicable,  does withhold  any amount from  interest or original  issue  discount  payments  or advances  thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the  Trustee or any Paying  Agent,  as  applicable,  shall  indicate  the amount  withheld to such
Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                                       MISCELLANEOUS PROVISIONS

SECTION 11.01.    AMENDMENT.  (See Section 11.01 of the Standard Terms.)

SECTION 11.02.    RECORDATION OF AGREEMENT; COUNTERPARTS.  (See Section 11.02 of the Standard Terms.)

SECTION 11.03.    LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.  (See Section 11.03 of the Standard Terms.)

SECTION 11.04.    GOVERNING LAW.  (See Section 11.04 of the Standard Terms.)

SECTION 11.05.    NOTICES.  All  demands  and  notices  hereunder  shall be in  writing  and shall be deemed to have been duly given if personally  delivered at or mailed by  registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to the appropriate  address for each recipient  listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

--------------------------------------------- -----------------------------------------------------------------------
RECIPIENT                                     ADDRESS
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Company                                       8400 Normandale Lake Boulevard
                                              Suite 250
                                              Minneapolis, Minnesota  55437
                                              Attention:  President
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Master Servicer                               2255 N. Ontario Street, Suite 400
                                              Burbank, California 91504-2130
                                              Attention:  Managing Director/Master Servicing
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Trustee                                       Corporate Trust Office
                                              1761 East St. Andrew Place
                                              Santa Ana, California 92705-4934,
                                              Attention:  Residential Accredit Loans, Inc. Series 2006-QO7

                                              The Trustee designates its offices located at DB Services Tennessee,
                                              648 Grassmere Park Road, Nashville, TN 37211-3658, Attn: Transfer
                                              Unit, for the purposes of Section 8.12 of the Standard Terms
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Moody's Investors Service, Inc.               99 Church Street, 4th Floor
                                              New York, New York 10004
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Standard & Poor's Ratings Services, a         55 Water Street
division of The McGraw-Hill Companies, Inc.   41st Floor
                                              New York, New York 10041
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Fitch Ratings                                 One State Street Plaza
                                              New York, New York 10041

--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Yield Maintenance Agreement Provider          UBS AG, London Branch
                                              100 Liverpool Street
                                              London EC2M 2RH
--------------------------------------------- -----------------------------------------------------------------------

Any notice  required or permitted  to be mailed to a  Certificateholder  shall be given by first class mail,  postage  prepaid,  at the address of such Holder as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

SECTION 11.06.    REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.  (See Section 11.06 of the Standard Terms.)

SECTION 11.07.    SEVERABILITY OF PROVISIONS.  (See Section 11.07 of the Standard Terms.)

SECTION 11.08.    SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION.  (See Section 11.08 of the Standard Terms.)

SECTION 11.09.    ALLOCATION OF VOTING RIGHTS.

         94.0% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates  and Class M  Certificates,  in
proportion to the outstanding  Certificate  Principal  Balances of their  respective  Certificates;  1.0% of all Voting Rights shall be allocated  to  Holders  of the  Class X1  Certificates,  1.0% of all  Voting  Rights  shall be  allocated  to  Holders  of the Class X2
Certificates,  1.0% of all Voting  Rights shall be allocated to Holders of the Class X3  Certificates,  1.0% of all Voting Rights shall be allocated to Holders of the Class SB  Certificates,  in  proportion  to their then  outstanding  Certificate  Principal  Balances or
Notional  Amounts,  and 0.5%,  0.5%,  0.5% and 0.5% of all Voting Rights will be allocated  among the Holders of the  Class R-I,  Class
R-II, Class R-III and Class R-X Certificates,  respectively,  in proportion to the percentage  interests  evidenced by their respective certificates.

SECTION 11.10.    NO PETITION.

         The Company,  Master Servicer and the Trustee,  by entering into this Agreement,  and each  Certificateholder,  by accepting a
Certificate,  hereby  covenant and agree that they will not at any time  institute  against the Trust Fund, or join in any  institution against  the Trust Fund of,  any  bankruptcy  proceedings  under any  United  States  federal  or state  bankruptcy  or similar  law in connection with any obligation with respect to the Certificates or this Agreement.

                                                              ARTICLE XII

                                                     COMPLIANCE WITH REGULATION AB

                                                (See Article XII of the Standard Terms)

         IN WITNESS  WHEREOF,  the Company,  the Master  Servicer and the Trustee have caused their names to be signed  hereto by their respective  officers  thereunto duly authorized and their respective  seals, duly attested,  to be hereunto affixed,  all as of the day and year first above written.

                                                             RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                             By:  /s/ Heather Anderson
                                                             Name:    Heather Anderson
                                                             Title:   Vice President
Attest:    /s/ Tim Jacobson
         Name:     Tim Jacobson
         Title:   Vice President

                                                             RESIDENTIAL FUNDING CORPORATION
[Seal]

                                                             By:  /s/ Tim Jacobson
                                                             Name:    Tim Jacobson
                                                             Title:   Associate
Attest:    /s/ Heather Anderson
         Name:     Heather Anderson
         Title:   Associate

                                                             DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                                             By: /s/ Amy Stoddard
                                                             Name:    Amy Stoddard
                                                             Title: Authorized Signer

                                                             By: /s/ Melissa Wilman
                                                             Name:    Melissa Wilman
                                                             Title:   Vice President
Attest:   /s/ Karlene Benvenuto
         Name:     Karlene Benvenuto
         Title:   Authorized Signer

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN         )

         On the 29th day of September,  2006 before me, a notary public in and for said State,  personally  appeared  Heather  Anderson known to me to be a Vice President of Residential  Accredit Loans,  Inc., one of the corporations that executed the within  instrument, and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                       /s/ Amy Sue Olsen
                                                              Notary Public
[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 29th day of October,  2006 before me, a notary  public in and for said State,  personally  appeared Tim Jacobson  known to me to be a(n) Associate of Residential Funding  Corporation,  one of the corporations that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation  executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                       /s/ Amy Sue Olsen
                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE  )

         On the 29th day of October,  2006 before me, a notary public in and for said State,  personally appeared Amy Stoddard known to me to be an Authorized  Signer of DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  the New York banking  corporation  that executed the within instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation  and  acknowledged to me that such banking corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                       /s/ Diana Nguyen
                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE  )

         On the 29th day of October,  2006 before me, a notary public in and for said State,  personally  appeared Melissa Wilman known to me to be a Vice  President of DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  the New York banking  corporation  that  executed the within instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation  and  acknowledged to me that such banking corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                       /s/ Diana Nguyen
                                                              Notary Public
[Notarial Seal]

                                                              EXHIBIT ONE

                                                        MORTGAGE LOAN SCHEDULE

                                                       (AVAILABLE UPON REQUEST)

                                                              EXHIBIT TWO

                                                     INFORMATION TO BE INCLUDED IN
                                                  MONTHLY DISTRIBUTION DATE STATEMENT

(i)      the applicable Record Date, Determination Date and Distribution Date, and the date on which the applicable interest accrual period commenced;

(ii)     for all Loan Groups together and for each Loan Group separately, the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v)      (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal
         Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(vi)     the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(vii)    if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(viii)   the aggregate Certificate Principal Balance or Notional Amount of each Class of Certificates, before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses on each Loan Group, other than pursuant to an actual distribution of principal;

(ix)     the aggregate Certificate Principal Balance or Notional Amount of each of the Class A, Class M, Class X and Class SB
         Certificates as of the Closing Date;

(x)      the weighted average remaining term to maturity of the Group I Loans, Group II Loans and Group III Loans after giving effect to the amounts distributed on such Distribution Date;

(xi)     the weighted average Mortgage Rates of the Group I Loans, Group II Loans and Group III Loans after giving effect to the amounts distributed on such Distribution Date;

(xii)    the number and Pool Stated Principal Balance of the Group I Loans, Group II Loans, Group III Loans and the Mortgage Loans
         after giving effect to the distribution of principal on such Distribution Date and the number of Group I Loans, Group II
         Loans, Group III Loans and the Mortgage Loans at the beginning and end of the related Due Period;

(xiii)   for all Loan Groups together and for each Loan Group, separately, on the basis of the most recent reports furnished to it by
         Sub-Servicers, the number and Stated Principal Balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated Principal Balances of Mortgage Loans that are in foreclosure;

(xiv)    the aggregate amount of Realized Losses with respect to the Group I Loans, Group II Loans and Group III Loans for such
         Distribution Date;

(xv)     the amount, terms and general purpose of any Advance by the Master Servicer with respect to the Group I Loans, Group II
         Loans and Group III Loans pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

(xvi)    any material modifications, extensions or waivers to the terms of the Mortgage Loans during the Due Period or that have cumulatively become material over time;

(xvii)   any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xviii)  for all Loan Groups together and for each Loan Group separately, the number, aggregate principal balance and book value of any REO Properties;

(xix)    the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xx)     the Pass-Through Rate on each Class of Certificates, the related Net WAC Rate, the related Available Funds Rate, LIBOR and
         MTA for such Distribution Date;

(xxi)    the Basis Risk Shortfall, and Interest Carryforward Amount, if any, for each Class of Certificates, and Prepayment Interest
         Shortfalls;

         (xxii)   the related Senior Enhancement Percentage for such Distribution Date;

(xxiii)  the Overcollateralization Amount and Required Overcollateralization Amount following such Distribution Date;

(xxiv)   the occurrence of the Stepdown Date, and the aggregate amount of Realized Losses since the Cut-off Date for the Mortgage
         Loans;

(xxv)    the occurrence of the Credit Support Depletion Date;

(xxvi)   for all Loan Groups together and for each Loan Group separately, the aggregate amount of Realized Losses for such
         Distribution Date;

(xxvi)   for all Loan Groups together and for each Loan Group separately, the aggregate amount of any recoveries on previously foreclosed loans from Sellers;

(xxvii) the amount of any payment made from the Interest Shortfall Reserve Fund on the initial Distribution Date and the balance of the Interest Shortfall Reserve Fund after giving effect to such amounts; and

(xxviii) the amount of any Yield Maintenance Agreement Payment, Yield Maintenance Floor Agreement Payment, Yield Maintenance
         Agreement Excess Amount and Yield Maintenance Floor Agreement Excess Amount, if any, for such Distribution Date, and any shortfall in amounts previously required to be paid under the Yield Maintenance Agreement and Yield Maintenance Floor
         Agreement for prior Distribution Dates.

         In the case of information  furnished  pursuant to clauses  (v)(a) and (vi) above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         The Trustee's  internet  website will initially be located at  www.tss.db.com/invr.  To receive this statement via first class mail, telephone the trustee at (800) 735-7777.

                                                 EXHIBIT THREE

                                    STANDARD TERMS OF POOLING AND SERVICING
                                      AGREEMENT DATED AS OF MARCH 1, 2006

===============================================================================================================

                                               STANDARD TERMS OF
                                        POOLING AND SERVICING AGREEMENT

                                           Dated as of March 1, 2006

                                       Residential Accredit Loans, Inc.
                                Mortgage Asset-Backed Pass-Through Certificates

===============================================================================================================

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer
                      and the Company .....................................................42

        Section 2.04. Representations and Warranties of Residential Funding................44

        Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates
                      Evidencing Interests in REMIC I Certificates.........................46

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; A
                      Acceptance by the Trustee............................................46

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............46

        Section 2.08. Purposes and Powers of the Trust.....................................46

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................46

        Section 3.01. Master Servicer to Act as Servicer...................................46

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders ..................................................50

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee......50

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                      Account .............................................................50

        Section 3.08. Subservicing Accounts; Servicing Accounts............................53

        Section 3.09. Access to Certain Documentation and  Information Regarding the
                      Mortgage Loans ......................................................55

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................55

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections Thereunder57

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity Coverage...58

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and  Modification

        Section 4.02. Distributions.     As provided in Section 4.02 of the Series
                      Supplement ..........................................................74

        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies;
                      Exchange Act Reporting...............................................74

        Section 4.04. Distribution of Reports to the Trustee and  the Company; Advances

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
                      Assignment of Rights and Delegation of Duties by Master Servicer.....89

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer and

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses; Indemnification.99

        Section 9.01. Optional Purchase by the Master Servicer of All Certificates;
                      Termination Upon Purchase by the Master Servicer or Liquidation

        Section 10.03.Designation of REMIC(s). As provided in Section 10.03 of the Series
                      Supplement .........................................................114

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II Regular
                      Interests. As provided in Section 10.04 of the Series Supplement....114

        Section 10.05.Compliance with Withholding Requirements. As provided in Section

                                                   EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit A-I:          Form of Class X Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit C-I:          Form of Class P Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a
                      Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating Agencies
                      Relating to Reportable Modified Mortgage Loans
Exhibit R:            Servicing Criteria

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006 (the
"Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the
"Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company
(together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                            PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the
"Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                  DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest:  With respect to each Distribution Date, as to any Class or Subclass of
Certificates (other than any Principal Only Certificates), interest accrued during the related Interest
Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount
thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any
Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section
               4.01),

         (ii)  the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in
               the case of a Modified Mortgage Loan)) of Realized Losses on all Mortgage Loans or, if the
               Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related
               Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
               Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of
               Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan
               Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses,
               Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv)   any other interest shortfalls not covered by the subordination provided by the Class M
               Certificates and Class B Certificates, including interest that is not collectible from the
               Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time,

with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions.  In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate
Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such
Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement:  The Addendum and Assignment Agreement, dated as of January 31,
1995, between MLCC and the Master Servicer.

        Additional Collateral:  Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan:  Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate:  With respect to any Mortgage Loan and any date of determination, the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance:  As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate:  With respect to any Person, any other Person controlling, controlled by or under common control with such first Person.  For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution:  As to any Distribution Date and, with respect to any Mortgage
Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the
Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation
Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance
Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related
Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value:  As to any Mortgaged Property, the lesser of (i) the appraised value of such
Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a
Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts:  With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the
Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and
the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or
such other contracts as may be set forth in the Series Supplement.

        Assignment:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement:  The Assignment and Assumption Agreement, dated the Closing Date, between
Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount:  As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the
Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07 or Section
9.01, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the
Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the
Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the
Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding
Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y)
amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the
Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e)
is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal
Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the
Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction;
provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a
Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master
Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California, the State of Illinois
or the State of Minnesota (and such other state or states in which the Custodial Account or the Certificate
Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds:  Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan:  Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Calendar Quarter:  A Calendar Quarter shall consist of one of the following time periods in any given year:  January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any
Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing
Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is
comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group,  during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount:  With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all
Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group)  during the preceding calendar month exceeds the amount of principal payments on the
Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation:  As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO
Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds,
Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate
Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative
Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained.  All references herein to "Holders" or "Certificateholders"
shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the
Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a
Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance:  With respect to each Certificate (other than any Interest Only
Certificate), on any date of determination, an amount equal to:

         (i)   the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)  any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii)  in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate
               Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv)  the sum of (x) the aggregate of all amounts previously distributed with respect to such
               Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal
               Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in
               Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to
               Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage
Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate
Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate
Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively, all of the Certificates bearing the same designation.  The initial Class A-V
Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate:  Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall:  With respect to the Cash Liquidation or REO Disposition of a Discount
Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan
Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P
Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause
(C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A)    the related Discount Fraction of the principal portion of each Monthly Payment on each
        Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B)    the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan
        Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage
        Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent
        Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount
        Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of
        the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C)    in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan
        (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage
        Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess
        Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an
        amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of
        such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D)    any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E)    the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F)    the related Discount Fraction of the portion of the Capitalization Reimbursement Amount
        (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each
        Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support
Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of (i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the
Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate:  Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate:  Any one of the Certificates designated as a Class B-1 Certificate, Class B-2
Certificate or Class B-3 Certificate.

        Class M Certificate:  Any one of the Certificates designated as a Class M-1 Certificate, Class M-2
Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest:  With respect to any Distribution Date, an amount equal to Prepayment Interest
Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage
Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the
Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation:  The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement:
"Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative:  A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment:  A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease:  With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative
Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans:  Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate,
(iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock:  With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date:  The first Distribution Date on which the Certificate Principal
Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement:  The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of
Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master
Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly.  Any such account or accounts shall be an Eligible Account.

        Custodial Agreement:  An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the
Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance:  As to any Mortgage Loan, the unpaid principal balance thereof at the
Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled Monthly
Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy
Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the
Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled
Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute
Mortgage Loan.

        Delinquent:  As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days"
delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and
so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository:  The Depository Trust Company, or any successor Depository hereafter named.  The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry
Certificates is Cede & Co.  The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency"
registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the
Depository.

        Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction:  With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net
Mortgage Rate.  The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan:  Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage
Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount
Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization:  Any organization defined as a "disqualified organization" under Section
860E(e)(5) of the Code, and if not otherwise included, any of the following:  (i) the United States, any
State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code
(including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such
Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates
(other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person.
The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution Date:  The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date:  With respect to any Distribution Date and any Mortgage Loan, the day during the related Due
Period on which the Monthly Payment is due.

        Due Period:  With respect to any Distribution Date, the one-month period set forth in the Series
Supplement.

        Eligible Account:  An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an
Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or
(iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any
Class of Certificates by such Rating Agency below the then-current rating assigned to such Certificates).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable
Bankruptcy Amount.

        Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss
Amount.

        Excess Special Hazard Loss:  Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount:  With respect to any  Distribution Date on which the aggregate
Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest
Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate
Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution
Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such
Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P
Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan
Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the
Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events:  Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a)     losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b)     nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special
        Hazard Loss";

(c)     hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1.      by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d)     any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e)     insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority;
        or risks of contraband or illegal transportation or trade.

        Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an
Extraordinary Event.

        Fannie Mae:  Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any
successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date:  The Distribution Date on which the final distribution in respect of the
Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits:  As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO
Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses:  Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac:  Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent:  When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance:  With respect to each Class of Certificates, the Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount:  With respect to any Class or Subclass of Interest Only Certificates, the
amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance
Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the
Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer:  Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates:  A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no
Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower:  In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or
(c) a citizen of a country other than the United States with income derived from sources outside the United
States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior
Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to Section 4.07 herein that has the Lowest Priority.

        Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds:  Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans  designated as a separate loan group in the Series  Supplement.
The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio:  As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority:  As of any date of determination and any Class of Subordinate Certificates, any other
Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section
4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii)
of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated
REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate:  As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment:  With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative
Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans:  Such of the mortgage loans transferred and assigned to the Trustee pursuant to
Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage
Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease,
Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and
(ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note:  The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool:  The pool of mortgage loans, including all Loan Groups, if any,  consisting of the
Mortgage Loans.

        Mortgage Rate:  As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property:  The underlying real property securing a Mortgage Loan or, with respect to a
Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate:  As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted
Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans:  The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance:  Any Advance previously made or proposed to be made by the Master Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds,
REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be
Nonrecoverable Advances.  The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance  would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate:  A certificate signed by the Chairman of the Board, the President or a Vice
President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the
Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer,
as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest:  With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional
Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate
Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class.  With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i)     obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii)    repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)   federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
        acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be
        A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)    commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)     any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of
        Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency
        (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of
        Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.  References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of
Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of
Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch; provided, however, that any
Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal
Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.  Any Permitted Investment may be held by or through the Trustee or its
Affiliates.

        Permitted Transferee:  Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined
Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan:  Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets:  With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement:  With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal
Balances of each Mortgage Loan.

        Pool Strip Rate:   With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the
Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger:  With respect to any Distribution Date and any Class of Subordinate
Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction
(expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each
Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such
Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related
REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall:  As to any Distribution Date and any Mortgage Loan (other than a
Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a
Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest
(adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan))
paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period:  As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy:  Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates:  A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full:  Any Principal Prepayment of the entire principal balance of a Mortgage
Loan that is made by the Mortgagor.

        Program Guide:  Collectively, the Client Guide and the Servicer Guide for Residential Funding's
Expanded Criteria Mortgage Program.

        Purchase Price:  With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii)
unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan:  A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers'
Certificate delivered to the Trustee, with a copy to the Custodian,

        (i)    have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one
               Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan
               (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii)   have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted
               Mortgage Loan at the time of substitution;

        (iv)   have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v)    comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and
               Section 4 of the Assignment Agreement; and

        (vi)   have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute
Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the
Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any
Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i)    the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip
               Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii)   the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted
               Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency:  Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement.  If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a)    as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero)
               equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any)
               at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to
               Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal
               Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or
               Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b)    which is the subject of a Servicing Modification, (i) (1)  the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2)
               the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c)    which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d)    which has become the object of a Debt Service Reduction, the amount of such Debt Service
               Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a
Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master
Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date:  With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate:  Any of the Certificates other than a Class R Certificate.

        Regulation AB:  Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

        REMIC Administrator:  Residential Funding Corporation.  If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest:  As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding)
on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds:  Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative
Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial
Account only upon the related REO Disposition.

        REO Property:  A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan:  Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a
Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release:  A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing
Agreement in respect of such Mortgage Loan.

        Required Surety Payment:  With respect to any Additional Collateral Loan that becomes a Liquidated
Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage
Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related
Additional Collateral.

        Residential Funding:  Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer:  When used with respect to the Trustee, any officer of the Corporate Trust
Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice
President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the
Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred, in each case with direct responsibility for the administration of the Agreement.

        Retail Certificates:  A Senior Certificate, if any, offered in smaller minimum  denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions:  The schedule setting forth the Discount Fractions with respect to the
Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Securitization Transaction:  Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security Agreement:  With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller:  As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's
Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller  Contract  referred  to or  contained  in the  Program  Guide,  or in such other form as has been approved by the Master Servicer and the Company,  each containing  representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior  Accelerated  Distribution  Percentage:  With respect to any  Distribution  Date occurring on or prior to the 60th  Distribution  Date and,  with  respect to any  Mortgage  Pool  comprised of two or more Loan
Groups,  any Loan Group,  100%.  With respect to any  Distribution  Date thereafter and any such Loan Group, if applicable, as follows:

(i)     for any Distribution  Date after the 60th  Distribution  Date but on or prior to the 72nd  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 70% of the related  Subordinate
        Percentage for such Distribution Date;

(ii)    for any Distribution  Date after the 72nd  Distribution  Date but on or prior to the 84th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 60% of the related  Subordinate
        Percentage for such Distribution Date;

(iii)   for any Distribution  Date after the 84th  Distribution  Date but on or prior to the 96th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 40% of the related  Subordinate
        Percentage for such Distribution Date;

(iv)    for any Distribution Date after the 96th  Distribution  Date but on or prior to the 108th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 20% of the related  Subordinate
        Percentage for such Distribution Date; and

(v)     for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more
        (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate
        Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent
        60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all
        Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the
        Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45%
        or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate
        Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more
        (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior
Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated
Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the
Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages
(calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior
Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated
Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate:  A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the
Series Supplement.

        Series:  All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement:  The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Criteria:  The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

        Servicing Advances:  All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a
Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i)
the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under
Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master
Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee:  With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a
Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss:  Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative
Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance:  With respect to any Mortgage Loan or related REO Property, as of any
Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated  Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing
Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous
Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal
Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation
Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section
5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests
specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate:  Any one of the Class M Certificates or Class B Certificates, executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage:  With respect to any Distribution Date and any Class of Subordinate
Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate
Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution
Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the
Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a
Realized Loss.

        Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a
Subservicing Agreement.

        Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance:  Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement:  The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.  With respect to Additional Collateral Loans subserviced by
MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged
Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage
Corporation, the  Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master
Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee:  As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such
Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety:  Ambac, or its successors in interest, or such other surety as may be identified in the Series
Supplement.

        Surety Bond:  The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety
Bond as may be identified in the Series Supplement.

        Tax Returns:  The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate
Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual
Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transaction Party:  As defined in Section 12.02(a).

        Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  The segregated pool of assets related to a Series, with respect to which one or more
REMIC elections are to be made pursuant to this Agreement, consisting of:

(i)     the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii)    all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any
        Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii)   property that secured a Mortgage Loan and that has been acquired for the benefit of the
        Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)    the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Uninsured Cause:  Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States
Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,  (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.  Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act:  Uniting and Strengthening America by Providing Appropriate Tools to Intercept and
Obstruct Terrorism Act of 2001, as amended.
        Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any
Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole.  All references herein to Articles, Sections or
Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

ARTICLE II

                                         CONVEYANCE OF MORTGAGE LOANS;

                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the
Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage
Loans in the month of the Cut-off Date).  In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b)     In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section
2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more
Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i)     The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage
        Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i)     The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related
        Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii)   The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument)
        executed in blank;

(iv)    The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi)    Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(vii)   Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(viii)  An executed assignment of the interest of the originator in the Security Agreement, Assignment of
        Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix)    The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x)     A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the
        Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c)     The Company may, in lieu of delivering the original of the documents set forth in Section
2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the
Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence.  Within thirty
Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x)
(or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the
Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the
Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the
Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November
27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective
January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan
Practices Act effective November 7, 2004 or (iv)  a "High-Cost Home Loan" as defined in the Indiana House
Enrolled Act No. 1229, effective as of January 1, 2005.

(d)     Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the
Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b),  except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section
2.01(b).  If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the
Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form
UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph.  The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c).  In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in
blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and (v) and (II)(vi) and (vii) and
that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R)System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing
Date, the MERS(R)System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of  Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a)
the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans.  The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this
Agreement.

(e)     Residential Funding hereby assigns to the Trustee its security interest in and to any Additional
Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional
Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans.  With respect to any Additional
Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the
Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)     It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated
REMIC Regular Interests for the benefit of the Certificateholders.  Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by
the Company to the Trustee to secure a debt or other obligation of the Company.  Nonetheless, (a) this
Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the
New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b)
the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative
Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock
Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related
Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof,
(C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial
Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the
Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the
Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial
Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313,
9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts  or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this
Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC
Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any
Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of
Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential
Funding or the Company in any Uncertificated REMIC Regular Interest.

(g)     The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund.  The
Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such
Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date.
Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury
Regulations.

(h)     The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the
Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned
Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv)
all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the
Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof.  The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective
Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i)
above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of
Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future
Certificateholders.  The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement)
agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to
Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the
Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.  Upon delivery of the Mortgage Files by the
Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a
Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the
Company.  Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement.  If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify Residential Funding of such omission or defect and request Residential Funding to correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if Residential Funding does not correct or cure such omission or defect within such period, require
Residential Funding to purchase such Mortgage Loan from the Trust Fund at its Purchase Price, within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)
of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.
The Purchase Price for any such Mortgage Loan shall be deposited by the Master Servicer in the Custodial
Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to Residential Funding the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in Residential Funding or its designee any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund.  It is understood and agreed that the obligation of Residential Funding to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a)     The Master Servicer hereby represents and warrants to the Trustee for the benefit of the
Certificateholders that:

(i)     The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)    The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v)     No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the
        Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)    The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)   No information, certificate of an officer, statement furnished in writing or report delivered to the
        Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii)  The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof.  The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements
        will comply with the provisions of Section 3.02; and

(ix)    The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).  Within
90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage
Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the
Trustee on behalf of the Certificateholders.

(b)     Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the
Series Supplement.

Section 2.04.  Representations and Warranties of Residential Funding.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the
Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the
Assignment Agreement applicable to a Mortgage Loan.  Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.  Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage
Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).  The Master Servicer shall promptly notify Residential Funding of such breach and request that Residential Funding either (i) cure such breach in all material respects within
90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that
Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered.  If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a
Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the
Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01.  No substitution will be made in any calendar month after the Determination Date for such month.  Monthly Payments due with respect to Qualified Substitute
Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the
Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding
Distribution Date.  For the month of substitution, distributions to the Certificateholders will include the
Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount
Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans
and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan
was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee.  Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the
Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any
Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement)
has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more
Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution).  Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.
Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section
10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section
860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any
Certificate is outstanding.

        It is understood and agreed that the obligation of Residential Funding to cure such breach or purchase, or to substitute for, a Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the
Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the
Certificateholders or the Trustee on behalf of Certificateholders.  If the Master Servicer is Residential
Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement.  In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential
Funding all of the Trustee's right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in
                      REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07.  Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)     to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities.   Notwithstanding the
provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                         ADMINISTRATION AND SERVICING
                                               OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.  Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master
Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any
Mortgage Loan on the MERS(R)System, or cause the removal from the registration of any Mortgage Loan on the
MERS(R)System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.  Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the
MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer.  Notwithstanding the foregoing, subject to Section 3.07(a), the Master
Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section
3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code.  The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans.  The
Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer
shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.
In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of
the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)     All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage
Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c)     The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                      and Sellers' Obligations.

(a)     The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing
Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans.
Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related
Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan.  For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.
Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the
Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer.  Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the
Master Servicer and the Subservicer have agreed.  A representative form of Subservicing Agreement is attached hereto as Exhibit E.  With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related
Subservicing Agreement.  The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master
Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this
Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the
Certificateholders.  The Program Guide and any other Subservicing Agreement entered into between the Master
Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a
Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related
Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.  For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the
Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage
Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the
Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the
Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing
Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.  The Master Servicer shall be entitled to enter into any agreement with a
Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.  The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into.  The
Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the
Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing
Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing
Agreement.

(b)     The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the
Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a)     The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this
Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.  Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law.  In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such
Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the
Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance.  Consistent with the terms of this Agreement, the
Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master
Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any
Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the
Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master
Servicer, such default is reasonably foreseeable;  provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off
Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2)  the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date,
(3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications
(measured at the time of the Servicing Modification and after giving effect to any Servicing Modification)
can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off
Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the
Certificate Insurer, if any.  In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage
Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan.  Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)     The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage
Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)     All payments on account of principal, including Principal Prepayments made by Mortgagors on the
        Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii)    All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including
        Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the
        Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the
        Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi)    All amounts transferred from the Certificate Account to the Custodial Account in accordance with
        Section 4.02(a);

(vii)   Any amounts realized by the Subservicer and received by the Master Servicer in respect of any
        Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial
Account.  In the event any amount not required to be deposited in the Custodial Account is so deposited, the
Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.  The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the
Distribution Date in the month of receipt, but is not obligated to do so.  If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial
Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted
Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities.  All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the
Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d)     The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an
Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency.  The Subservicer will be required thereby to deposit into the
Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its
Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing
Agreement.  If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer.  The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees.  On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the
Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer.  The Subservicer will also be required, pursuant to the Subservicing
Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer.  This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master
Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net
Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage
Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related
Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month.  Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any
Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the
Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums,
Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors.
Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a
Subservicing Account.  Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance
Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance
Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with
Section 9.01 or in accordance with the Program Guide.  As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the
Mortgagors interest on funds in this account to the extent required by law.

(d)     The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the
Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer.  The Master
Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial
Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to make deposits into the Certificate Account in the amounts and in the manner provided for in Section
        4.01;

(ii)    to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing
        Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds,
        Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to
        Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
        (B) recoveries of amounts in respect of which such advances were made in the case of Servicing
        Advances;

(iii)   to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained)
        which, when deducted, will result in the remaining amount of such interest being interest at the Net
        Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by
        Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the
        Certificateholders;

(vi)    to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate
        Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the
        manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master
        Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the  Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a
        prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)  to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's
        Agreement;

(ix)    to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master
Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any
Certificate Account Deposit Date succeeding the date of such determination.  Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate
Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a)     The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the
Master Servicer or Subservicer, would have been covered thereunder.  To the extent coverage is available, the
Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the
Company had knowledge of such Primary Insurance Policy.  The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal
Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related
Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value
Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date.  In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value
Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.  The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such
Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement
Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the
Certificates as of the Closing Date by such Rating Agency.

(b)     In connection with its activities as administrator and servicer of the Mortgage Loans, the Master
Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary
Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance
Policies respecting defaulted Mortgage Loans.  Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a)     The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative
Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis.  To the extent it may do so without breaching the related Subservicing
Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative
Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.  Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds
to the extent permitted by Section 3.10.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  Whenever the improvements securing a Mortgage Loan (other than a
Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause.  Any such deposit by the Master Servicer shall be made on the Certificate Account
Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account.  In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b)     The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master
Servicer in connection with its activities under this Agreement.  The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie
Mae or Freddie Mac.  In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company.  Coverage of the Master
Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a)     When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the
extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage
Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance
Policy.  Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)    if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in
Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or
Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B)
cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the
Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or
(ii) constitute "contributions" after the start-up date under the REMIC Provisions.  The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan)
will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the
Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the
Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the
Mortgage Loan.  Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer.  Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan.  Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any
REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions"
after the startup day would be imposed on any such REMIC as a result thereof.  Any fee collected by the
Master Servicer or the related Subservicer for processing such a request will be retained by the Master
Servicer or such Subservicer as additional servicing compensation.

(d)     Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master
Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage
Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the
Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage
Loan.  Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master
Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO
Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07.  Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07.  In connection with such foreclosure or other conversion, the
Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement.  The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through
Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds).  In
the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master
Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and
provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the
Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to
Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge
Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders.
Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the
Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related
Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04.  However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan.  Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all
Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of
"Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted
Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO
Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii)
for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any
other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)     If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders.  Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent with the foregoing for purposes of all calculations hereunder so long as such REO
Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such
REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state
(including any state in which such property is located) law to maintain the status of any portion of any
REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust
Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the
Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the
Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel).  The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such
Opinion of Counsel, as provided in Section 3.10.  Notwithstanding any other provision of this Agreement, no
REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such
REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the
Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master
Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation
Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO
Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed;
third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States
Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together,
"foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the
Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File.  Within two Business Days of
receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer.  The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R)System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the
Custodial Account or the Certificate Account.

(b)     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master
Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the
Mortgage Loan under any Required Insurance Policy.  Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer.  The
Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the
Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the
Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master
Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity.  Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any
Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below.  The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.  In the event that Liquidation Proceeds, Insurance
Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net
Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master
Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any
Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e)
below.

(c)     The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance
Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in
Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master
Servicer under this Agreement.

(e)     Notwithstanding any other provision herein, the amount of servicing compensation that the Master
Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution
Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such
Distribution Date.  Such reduction shall be applied during such period as follows: first, to any Servicing
Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the
Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively.  In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to
Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after it receives a written request from the Trustee or the Company, the
Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on the immediately preceding
Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March
31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the
Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the
Exchange Act and the rules and regulations of the Commission, (i) a servicing assessment as described in
Section 4.03(f)(ii) and (ii) a servicer compliance statement, signed by an authorized officer of the Master
Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

        (A)    A review of the Master Servicer's activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

        (B)    To the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

        The Master Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1122 and Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master
Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the
American Institute of Certified Public Accountants, to furnish to the Company and the Trustee the attestation required under Item 1122(b) of Regulation AB.  In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations.  Upon request, the Master
Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise.  The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the
Certificates from any Person or Persons identified by the Company or Residential Funding.  The Company may,
but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee.  The Company shall not have any responsibility or liability for any action or failure to act by the
Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a)     With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account").  The Master Servicer
shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a
Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full
Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the
Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)     If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the
"Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown
Account in accordance with the related buydown agreement.  The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan.  If the Mortgagor on a Buydown Mortgage Loan defaults on such
Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance
Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such
Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the
Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.  Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

(a)     The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another
Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any
Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or
Servicing Advances required to be made by the Master Servicer pursuant to this Agreement.  No consent of the
Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master
Servicer may enter into an Advance Facility.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer  shall remain obligated pursuant to this Agreement to make Advances and Servicing
Advances pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance
Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including
Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement
Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and
(vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b).  Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence.  An Advancing Person whose obligations hereunder are limited to the funding of
Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a
Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement.  Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement
Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

(b)     If the Master Servicer enters into an Advance Facility and makes the election set forth in Section
3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance
Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance
Facility) on subsequent Distribution Dates.  The payment instruction shall require the applicable
Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice.  An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility
Trustee).  The Master Servicer shall provide the Certificate Insurer, if any, with notice  of any termination of any Advance Facility pursuant to this Section 3.22(b).

(c)     Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no
Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Company nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Company or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing
Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master
Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates and other documents reasonably satisfactory to the Trustee provided by the
Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such
Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e)     Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i)    Any successor  Master  Servicer to Residential  Funding (a "Successor  Master  Servicer")
        and the Advancing Person or Advance  Facility Trustee shall be required to apply all amounts  available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing  Advances in the manner  provided  for herein;  provided,  however,  that after the  succession  of a  Successor  Master
        Servicer,  (A) to the extent that any Advances or  Servicing  Advances  with respect to any  particular
        Mortgage Loan are  reimbursed  from payments or  recoveries,  if any, from the related  Mortgagor,  and
        Liquidation Proceeds or Insurance Proceeds,  if any, with respect to that Mortgage Loan,  reimbursement shall be made,  first,  to the  Advancing  Person or Advance  Facility  Trustee in respect of  Advances and/or Servicing  Advances related to that Mortgage Loan to the extent of the interest of the Advancing
        Person or Advance  Facility Trustee in such Advances and/or  Servicing  Advances,  second to the Master
        Servicer in respect of Advances and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the Advancing Person or Advance  Facility Trustee Person has an interest,  and third, to the Successor  Master Servicer in respect of any other Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when  collected,  and (B)  reimbursements  of Advances and
        Servicing Advances that are  Nonrecoverable  Advances shall be made pro rata to the Advancing Person or
        Advance Facility Trustee,  on the one hand, and any such Successor Master Servicer,  on the other hand, on the basis of the respective aggregate outstanding  unreimbursed Advances and Servicing Advances that are Nonrecoverable  Advances owed to the Advancing Person,  Advance Facility Trustee or Master Servicer
        pursuant to this  Agreement,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand, and without  regard to the date on which any such Advances or Servicing  Advances shall have been made. In the event that,  as a result of the FIFO  allocation  made  pursuant to this Section  3.22(e), some or all of a Reimbursement  Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or  Servicing  Advances  that were made by a Person other than  Residential  Funding or the
        Advancing  Person or Advance  Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be  required  to remit any portion of such  Reimbursement  Amount to the Person  entitled to such portion of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential
        Funding shall remain entitled to be reimbursed by the Advancing  Person or Advance Facility Trustee for
        all  Advances  and  Servicing  Advances  funded  by  Residential  Funding  to the  extent  the  related
        Reimbursement  Amount(s) have not been assigned or pledged to an Advancing  Person or Advance  Facility
        Trustee.  The  documentation  establishing  any Advance Facility shall require  Residential  Funding to provide to the related  Advancing  Person or Advance  Facility  Trustee loan by loan  information  with respect to each  Reimbursement  Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee,  to enable the
        Advancing Person or Advance Facility Trustee to make the FIFO allocation of each  Reimbursement  Amount with respect to each Mortgage Loan.

               (ii)   By way of  illustration,  and not by way of limiting the generality of the foregoing,  if the Master  Servicer  resigns or is  terminated  at a time when the  Master  Servicer  is a party to an
        Advance  Facility,  and is replaced by a Successor Master  Servicer,  and the Successor Master Servicer
        directly  funds  Advances or Servicing  Advances with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement  Amounts to the related Advancing Person or Advance Facility Trustee, then all  payments  and  recoveries  received  from the  related  Mortgagor  or received in the form of
        Liquidation  Proceeds with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in connection  with a liquidation of such Mortgage Loan) will be allocated  first to the Advancing  Person or Advance Facility Trustee until the related  Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master  Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor  Master  Servicer,  have been reimbursed in full, at which point the  Successor  Master  Servicer  shall be entitled to retain all related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to Section 3.10 of this  Agreement.
        To the extent that the Advances or Servicing Advances are  Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and the
        Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f)    The Master  Servicer  shall remain  entitled to be  reimbursed  for all  Advances and  Servicing
Advances  funded by the Master  Servicer to the extent the related  rights to be  reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

        (g)    Any  amendment  to this Section 3.22 or to any other  provision  of this  Agreement  that may be necessary or  appropriate  to effect the terms of an Advance  Facility as  described  generally in this Section
3.22,  including  amendments to add provisions relating to a successor Master Servicer,  may be entered into by
the  Trustee,  the  Certificate  Insurer,   Company  and  the  Master  Servicer  without  the  consent  of  any
Certificateholder,  with written  confirmation  from each Rating Agency that the  amendment  will not result in the  reduction  of the  ratings  on any class of the  Certificates  below the  lesser  of the then  current  or original  ratings  on  such  Certificates,  and  an  opinion  of  counsel  as  required  by  Section  11.01(c), notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h)    Any rights of set-off  that the Trust Fund,  the  Trustee,  the Company,  any  Successor  Master
Servicer or any other Person might  otherwise have against the Master  Servicer under this Agreement  shall not attach to any rights to be  reimbursed  for Advances or Servicing  Advances  that have been sold,  transferred, pledged, conveyed or assigned to any Advancing Person.

        (i)    At any time when an  Advancing  Person  shall have  ceased  funding  Advances  and/or  Servicing
Advances  (as the case may be) and the  Advancing  Person  or  related  Advance  Facility  Trustee  shall  have received  Reimbursement  Amounts  sufficient  in the  aggregate to  reimburse  all  Advances  and/or  Servicing
Advances  (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person, then upon the  delivery  of a written  notice  signed by the  Advancing  Person and the Master  Servicer or its
successor  or assign)  to the  Trustee  terminating  the  Advance  Facility  Notice  (the  "Notice of  Facility
Termination"),  the Master  Servicer or its Successor  Master  Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j)    After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New
York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)     The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such
Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution
Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity.  Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.  The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted
Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)     Concurrently with each distribution charged to the Certificate Account and with respect to each
Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable.  This statement will include the information set forth in an exhibit to the Series Supplement.  The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail.  The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the
Certificateholders.  The Trustee shall provide prior notification to the Company, the Master Servicer and the
Certificateholders regarding any such modification.  In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the
Master Servicer.  Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable period of time after it receives a written request from a Holder of a Certificate, other than a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(v) and (vi) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)     Within a reasonable period of time after it receives a written request from a Holder of a Class R
Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a
Class R Certificate.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the
Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K.  In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by a Responsible Officer of the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the
Certificateholders at the request of the Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement.
Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)     Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include, with respect to the Certificates relating to such 10-K:

(i)     A certification, signed by the senior officer in charge of the servicing functions of the Master
        Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant
        Commission regulations, as described in Item 1122(a) of Regulation AB.  The Master Servicer shall obtain from all other parties participating in the servicing function any required assessments.

(iii)   With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and
        Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)     This Section 4.03 may be amended in accordance with this Agreement without the consent of the
Certificateholders.

(i)     The Trustee shall make available on the Trustee's internet website each of the reports filed with the
Commission by or on behalf of the Company under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

Section 4.04.  Distribution of Reports to the Trustee and
                      the Company; Advances by the Master Servicer.

(a)     Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to any Certificate Insurer and Certificateholders by the Master Servicer on request) setting forth
(i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial
Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit
Date pursuant to clause (iii) of Section 4.01(a).  The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the
Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related
Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments
(with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related
Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the
Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii)
aggregating the amount of such Advance.  Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage
Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate
Account Deposit Date shall be less than payments to Certificateholders required to be made on the following
Distribution Date.  The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution
Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.  The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time.  Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit
Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such
Business Day, specifying the portion of such amount that it will be unable to deposit.  Not later than 3:00
P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New
York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the
Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate
Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any
Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.
Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage Loan that is delinquent in payment by 90 days or more, the Master
Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor;
provided, that such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first
Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last
Business Day of such following Calendar Quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised shall not thereafter be reinstated
as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)     If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer, without recourse, to the Master Servicer, which shall succeed to all the
Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto.  Such assignment shall be an assignment outright and not for security.  The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the
Trustee or the Certificateholders with respect thereto.

        If, however,  the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written  request of and with funds provided by the Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the Junior  Certificateholder,  the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a)     If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional
Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the
Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety.  The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b)     Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such
Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c)     The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety
Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in
Section 4.02.

ARTICLE V

                                               THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Senior, Class X, Class M, Class B, Class P and Class R Certificates shall be substantially in the forms set forth in Exhibits A, A-I, B, C, C-I and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in
Section 2.01.  The Certificates shall be issuable in the minimum denominations designated in the Preliminary
Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee.  Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)     Except as provided below, registration of Book-Entry Certificates may not be transferred by the
Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate
Owners with Ownership Interests therein.  The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the
Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such
Ownership Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the
Book-Entry Certificates shall be made in accordance with the procedures established by the Depository
Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder.  The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as
Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository and the Trustee of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to such termination through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall execute, authenticate and deliver the
Definitive Certificates.  In addition, if an Event of Default has occurred and is continuing, each
Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates.  In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form.  Upon receipt by the Certificate
Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange
(such instructions shall contain information regarding the Class of Certificates and the Certificate
Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the
Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal
Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the
Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of
Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new
Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the
Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section 5.01 and may conclusively rely on, and shall be protected in relying on, such instructions.
Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)     If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for
Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange"
substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which
Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests
corresponding to the Class A-V Certificates so surrendered for exchange.  Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial
Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC
Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through
Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a
Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate
Registrar for authentication and delivery in accordance with Section 5.01(a).  Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate
Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such
Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing.  The Certificates of any
Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee is initially appointed Certificate
Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B, Class P or
Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the
Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the
Certificates of such Class which the Certificateholder making the exchange is entitled to receive.  Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the
Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer, sale, pledge or other disposition of a Class B Certificate or Class P Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that a transfer of a Class B Certificate or Class P Certificate is to
be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the
Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H (with respect to any Class B Certificate) or Exhibit G-1 (with respect to any Class P Certificate) hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master
Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer"
as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A.
The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)     (i)    In the case of any Class B, Class P or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to
               the effect that the purchase or holding of such Class B, Class P or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as
               amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any
               obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective
               Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class
               B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate or
               Class P Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class
               B Certificate, the following conditions are satisfied:  (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor
               Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in
               Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
               (b), a "Complying Insurance Company").

               (ii)   Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such
               Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, as most recently amended, PTE
               2002-41, 67 Fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such
               Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent)
               by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii)  (A)  If any Class M Certificate (or any interest therein) is acquired or held by any
               Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B)    Any purported Certificate Owner whose acquisition or holding of any Class M
               Certificate (or interest therein) was effected in violation of the restrictions in this Section
               5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any
               Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)     (i)  Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A)
below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Class R
Certificate are expressly subject to the following provisions:

(A)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted
               Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)     In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the
               Trustee shall require delivery to it, and shall not register the Transfer of any Class R
               Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and
               Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its
               Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an
               Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its
               Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)     Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an
               Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a
               "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section
               1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a
               "pass-through interest holder."

(ii)    The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the
        Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.  Transfers of the Class R Certificates to
        Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)   (A)           If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a Non-United States Person shall become a holder of a Class R
        Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
        Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)     If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R
               Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose.  Such purported Transferee shall promptly endorse and deliver each Class R
               Certificate in accordance with the instructions of the Master Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its
               Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv)    The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the
        Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an
        Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization,
        including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations
        Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.  Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)     written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates
               below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)     subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master
               Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master
               Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a
               REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person
               that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)     No service charge shall be made for any transfer or exchange of Certificates of any Class, but the
Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)     All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the
Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any
Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the
Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the
Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and
Percentage Interest but bearing a number not contemporaneously outstanding.  Upon the issuance of any new
Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith.  Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust
Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master
Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the
Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the
Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the
Certificateholders pursuant to Section 4.02.  In the event of any such appointment, on or prior to each
Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee may obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                                      THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master
Servicer herein.  By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and
                      Delegation of Duties by Master Servicer.

(a)     The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)     Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each
Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the
Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master
Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series
Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).  In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.
Notwithstanding the foregoing, in the event of a pledge or assignment by the Master Servicer solely of its rights to purchase all assets of the Trust Fund under Section 9.01(a) (or, if so specified in Section
9.01(a), its rights to purchase the Mortgage Loans and property acquired related to such Mortgage Loans or its rights to purchase the Certificates related thereto), the provisos of the first sentence of this paragraph will not apply.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this
Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master
Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the
Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued
Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.  No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                                    DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of
        Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master
        Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing
        Percentage Interests aggregating not less than 25%; or

(ii)    the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance
        Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer,
        the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)    the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the
Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a
Certificateholder hereunder.  If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b).  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the
Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the
Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master
Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial
Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans.  No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master
Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly
Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential
Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing
Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder.  Upon the termination of Residential
Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a)     On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial
Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder.  As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial
Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage
Loans held in the Custodial Account or the Certificate Account.  If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the
Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the
Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder.  The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.  The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

        (b)  In connection with the termination or resignation of the Master Servicer hereunder, either (i)
the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage
Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master
Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor Master
Servicer.  The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office.  The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b).  The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the
Certificate Register.

(b)     Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all
Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such
Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of
Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of
Certificates in the manner set forth in Section 11.01(b)(i) or (ii).  Upon any such waiver of a default or
Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                            CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all
Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01.  The
Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this
Agreement.  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the
REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of
        Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a
        Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding
        Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with knowledge of any default (other than a default in payment to the
        Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii),
        (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the
        Company or any Certificateholder; and

(v)     Except to the extent provided in Section 7.02, no provision in this Agreement shall require the
        Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)     The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the
Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution,
        Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this
        Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this
        Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;
        nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage
        Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)    The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)   To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a
        Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax
        Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the
Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii)
cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the
Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as
Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R)System.  Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master
Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a)     The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement
(including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial
Agreement, and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of Section 2.01(c) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i)     with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while maintaining control over its own  defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master
        Servicer which consent shall  not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master
Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section
8.05(b) shall not be available (A) for any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the short-term rating of such institution shall be A-1 in the case of
Standard & Poor's if Standard & Poor's is a Rating Agency.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section
8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii)
to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above)
or 30 days (in respect of clause (ii) above other than any failure to comply with the provisions of Article
XII, in which case no notice or grace period shall be applicable) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence.  In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the
Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such
Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any successor trustee appointed as provided in  Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor trustee all
Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the
Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)     Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the
Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If the Master
Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of
Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed
(whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the
Trustee.

(c)     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this
Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, or shall, at the direction of the Company and the Master Servicer, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement.  Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders.  Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.  Each Custodial Agreement may be amended only as provided in Section 11.01.  The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the United States at the address designated in
Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                             TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.  Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the
                      Master Servicer or Liquidation of All Mortgage Loans

(a)     Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master
Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the
Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)     the later of the final payment or other liquidation (or any Advance with respect thereto) of the last
        Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)    the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any
        Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage
        Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of
        21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series
        Supplement as a REMIC.  The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws
        Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii)
above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the
Mortgage Loans.  In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding
Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.  If the Master
Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

               (b)    The Master Servicer shall give the Trustee not less than 40 days' prior notice of the
        Distribution Date on which the Master Servicer anticipates that the final distribution will be made to
        Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates).  Notice of any termination specifying the anticipated Final Distribution
        Date (which shall be a date that would otherwise be a Distribution Date) upon which the
        Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their
        Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding
        Certificates), or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the
        Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the
        Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii)   the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master
        Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv)    the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(v)     that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master
Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each
Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the
Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.  As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee.  The Trustee will withdraw from such account the amount specified in subsection (c)
below.

(b)     In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the
Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master
Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the
Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such
Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the
Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows:  (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause
(A).  Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate
Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(c)     If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the
Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any
Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(d)     If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their
Certificates for payment of the purchase price therefor.  If within six months after the second notice any
Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their
Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section
9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the
Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master
Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01.  Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.  Any
Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a)     Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i)
result in the imposition on the Trust  Fund of taxes on "prohibited transactions," as described in Section
860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to
        Treasury regulations Section 1.860F-1.  The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii)    The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust
        Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final
        Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master
Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the
Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC  Administrator  makes two or more separate REMIC elections,  the applicable REMIC shall be terminated  on the  earlier of the Final  Distribution  Date and the date on which it is deemed to receive  the last deemed  distributions on the related  Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                               REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the
Code and, if necessary, under applicable state law.  The assets of each such REMIC will be set forth in the
Series Supplement.  Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement.  The REMIC
Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section
860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and
"residual interests" so designated.

(b)     The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of
Section 860G(a)(9) of the Code.

(c)     The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each
Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each
REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section
301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses, including without limitation attorneys' or accountants'
fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust
Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC
Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor.  The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC
Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare
Tax Returns.

(e)     The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any
Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the
Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f)     The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC
Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the
Master Servicer and the REMIC Administrator to do so).  The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC
Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any
REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such
REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an
"Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an
Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust
Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the
effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC
Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an
Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur.  The Master Servicer or the
REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator.  At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master
Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the
Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section
3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the
Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the
Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each
Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the
Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l)     Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the
Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC)
and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m)     Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the
Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage
Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the
Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Master
Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master
Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the
REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC
Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax
Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                                           MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an
        Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)    to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate
        Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the
        Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating
        Agency to such effect,

(v)     to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such
        Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series
        Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)    to make any other provisions with respect to matters or questions arising under this Agreement or such
        Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

               (vii)  to amend any provision herein or therein that is not material to any of the
        Certificateholders.

(b)     This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal
Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)    reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section
10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any
Certificate is outstanding.

(d)     Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder.  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the
Holders of the Class B Certificates against any or all Realized Losses or other shortfalls.  Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund.  To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date.  In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the
Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M
Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains
(subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1)
of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any
REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.  In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by
General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this
Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential
Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by
Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting
Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b)     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the
Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)     No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such
Class or all Classes, as the case may be.  For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below,  (ii) shall notify the
Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1),  or (i) below, or (iii)
provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this
Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)     the statement required to be delivered to the Holders of each Class of Certificates pursuant to
        Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     (1) a change in the location of the Custodial Account or (2) a change in the location of the
        Certificate Account,
(h)     the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g)
or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the
Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a
"Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances.  With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the
Trustee pursuant to a Supplemental Article.  The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby.  To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the
Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof.  In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring
Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

        As provided in Section 11.10 of the Series Supplement.

ARTICLE XII

                                         COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of the Parties; Reasonableness.

               The Company,  the Trustee and the Master Servicer acknowledge and agree that the purpose of this
Article XII is to facilitate  compliance by the Company with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The  Company  shall  not  exercise  its  right to  request  delivery  of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the  Securities  Act and the  Exchange  Act.  Each of the Master  Servicer  and the Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation  AB may change  over time,  whether  due to  interpretive guidance  provided  by the  Commission  or its  staff,  consensus  among  participants  in the  mortgage-backed securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with reasonable  requests made by the  Company  in good faith for  delivery  of  information  under  these  provisions  on the basis of  evolving interpretations  of  Regulation  AB. Each of the Master  Servicer and the Trustee  shall  cooperate  reasonably with the  Company to  deliver  to the  Company  (including  any of its  assignees  or  designees),  any and all
disclosure,  statements,  reports,  certifications,   records  and  any  other  information  necessary  in  the
reasonable,  good faith  determination  of the Company to permit the Company to comply with the  provisions  of
Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

               (a)....The  Trustee  shall be deemed to  represent  and  warrant  to the  Company as of the date hereof and on each date on which  information  is provided to the Company  under  Sections  12.01,  12.02(b) or
12.03  that,  except as  disclosed  in writing to the Company  prior to such date:  (i) it is not aware and has not received notice that any default,  early  amortization or other  performance  triggering event has occurred as to any other  Securitization  Transaction  due to any default of the  Trustee;  (ii) there are no aspects of its financial  condition  that could have a material  adverse  effect on the  performance  by it of its trustee obligations under this Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii)
there are no material legal or governmental  proceedings pending (or known to be contemplated)  against it that would be material to  Certificateholders;  (iv) there are no  relationships  or  transactions  (as described in
Item 1119(b) of  Regulation  AB)  relating to the Trustee  with respect to the Company or any sponsor,  issuing entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction  party  (as  each of  such  terms  are  used  in  Regulation  AB)  relating  to the  Securitization
Transaction  contemplated  by the  Agreement,  as identified by the Company to the Trustee in writing as of the
Closing Date (each, a "Transaction  Party") that are outside the ordinary  course of business or on terms other than  would  be  obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the
Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and
(v) the Trustee is not an affiliate  (as  contemplated  by Item 1119(a) of  Regulation  AB) of any  Transaction
Party.  The Company  shall  notify the Trustee of any change in the identity of a  Transaction  Party after the
Closing Date.

               (b)....If so  requested  by the  Company on any date  following  the Closing  Date,  the Trustee
shall,   within  five  Business  Days  following  such  request,   confirm  in  writing  the  accuracy  of  the
representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the
Company.  Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the Company  shall have a  reasonable  basis for  questioning  the accuracy of any of the  representations  and warranties.

Section 12.03. Information to Be Provided by the Trustee.

               For so long as the  Certificates  are  outstanding,  for the purpose of satisfying the Company's reporting  obligation  under the  Exchange  Act with respect to any class of  Certificates,  the Trustee  shall provide to the  Company a written  description  of  (a) any  litigation  or  governmental  proceedings  pending against the  Trustee as of the last day of each  calendar  month that would be material to  Certificateholders, and (b) any affiliations or relationships  (as described in Item 1119 of Regulation AB) that develop  following the Closing Date between the Trustee and any  Transaction  Party of the type described in Section  12.02(a)(iv)
or  12.02(a)(v)  as of the last day of each  calendar  year.  Any  descriptions  required with respect to legal proceedings,  as well as updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the relevant event occurs,  and any notices and descriptions  required with respect to  affiliations,  as well as updates to previously  provided  descriptions,  under this  Section  12.03 shall be given no later than  January 31 of the calendar  year  following  the year in which the relevant  event occurs.  As of the related  Distribution  Date with  respect  to each  Report on  Form 10-D  with  respect  to the  Certificates  filed by or on behalf of the
Company,  and as of March 15 preceding  the date each Report on Form 10-K with respect to the  Certificates  is filed,  the Trustee shall be deemed to represent and warrant that any  information  previously  provided by the
Trustee  under this  Article XII is  materially  correct and does not have any  material  omissions  unless the
Trustee  has  provided  an update to such  information.  The  Company  will  allow the  Trustee  to review  any disclosure  relating  to material  litigation  against the  Trustee  prior to filing such  disclosure  with the
Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

               On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Company a report (in form and substance reasonably satisfactory to the Company)
regarding the Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item
1122 of Regulation AB.  Such report shall be signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)     deliver to the Company a report of a registered public accounting firm satisfying the requirements of
Rule 2-01 of Regulation S-X under the Securities Act and the Exchange Act that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities
Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall indemnify the Company, each affiliate of the Company, the Master Servicer and each affiliate of the Master Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                       (i)(A) any untrue  statement of a material  fact  contained or alleged to be contained in any  information,  report,  certification,  accountants'  attestation  or other  material  provided  under this
Article XII by or on behalf of the Trustee (collectively,  the "Trustee  Information"),  or (B) the omission or alleged  omission  to state in the Trustee  Information  a material  fact  required to be stated in the Trustee
Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances  under which they were made, not misleading; or

                       (ii)   any failure by the Trustee to deliver any  information,  report,  certification or other  material when and as required  under this Article XII, other than a failure by the Trustee to deliver an accountants' attestation.

(b)     In the case of any failure of performance described in clause (ii) of Section 12.05(a), as well as a failure to deliver an accountants' attestation, the Trustee shall (i) promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' attestation or other material not delivered by the Trustee as required and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c)     The Company and the Master Servicer shall indemnify the Trustee, each affiliate of the Trustee and the respective present and former directors, officers, employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Company or Master Servicer for inclusion in any report filed with Commission under the Exchange Act (collectively, the "RFC Information"), or (ii) the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC
Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding any provision in this Section 12.05 to the contrary, the parties agree that none of the Trustee, the Company or the Master Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort (including negligence and strict liability), or any other legal or equitable principle; provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

                                                   EXHIBIT A

 FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,
AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH
RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[          ] OF OID PER [$1,000] [$100,000] OF
[INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [      ]% AND THE AMOUNT
OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[              ] PER [$1,000] [$100,000]
OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD.  NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION
OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                                   [        %][Variable] Pass-Through Rate
                                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing                     [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____                               Aggregate Initial [Certificate Principal
                                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:                          Amount] [Subclass Notional Amount] of the
_________ 25, ____                                Class A-     Certificates:

Master Servicer:                                  [Initial] [Certificate Principal
Residential Funding                               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                                       Notional Amount] of this Certificate:
                                                  $                          ]
Assumed Final
Distribution Date:                                CUSIP 76110F-
___________ 25, ____
                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                                SERIES ____-___

               evidencing  a  percentage  interest in the  distributions  allocable to the Class
               A-      Certificates with respect to a Trust Fund consisting  primarily of a pool of  [conventional  one- to four-family  fixed interest rate first mortgage loans]
               formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                            is the
registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial
Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the
aggregate [Initial Certificate Principal Balance of all Class A-       Certificates] [Initial [Interest
Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of
[conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be
distributed to Holders of Class A-     Certificates on such Distribution Date.  [The [Interest Only/Class
A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC
Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount
of the [Interest Only/Class A-V]-   Certificates as of any date of determination is equal to the aggregate
Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests
represented by such [Interest Only/Class A-V]-   Certificates immediately prior to such date.] [The [Interest
Only/Class A-V][-  ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
[Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass
Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                  EXHIBIT A-1

                                          FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST"  IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY  TRUST COMPANY,  A NEW
YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED  IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

Certificate No. ____                              Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement           Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                                  Aggregate   Initial  Notional  Amount  of  the
Residential Funding Corporation                   Class X Certificates: $__________

First Distribution Date:                          Initial  Notional Amount of this  Certificate:
__________ 25, ____                               $_____________

Assumed Final Distribution Date:                  CUSIP ________
_____________

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                               SERIES ____-____

        Evidencing  a percentage  interest in the  distributions  allocable to the Class X  Certificates with  respect  to a  Trust  Fund  consisting  primarily  of  a  pool  of  [one-  to  four-family
        residential,  payment-option,   adjustable-rate  first  lien  mortgage  loans  with  a  negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate nor the underlying
Mortgage  Loans are  guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential
Accredit  Loans,  Inc.,  the  Master  Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,  Inc. or any of their affiliates will have any  obligation  with  respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

        This  certifies that  _________________________  is the  registered  owner of the  Percentage  Interest evidenced by this  Certificate  (obtained by dividing the Initial  Notional  Amount of this  Certificate by the
Aggregate Notional Amount of all Class X Certificates,  both as specified above) in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of [one- to four-family  residential, payment-option,  adjustable-rate  first  lien  mortgage  loans  with  a  negative  amortization  feature]  (the
"Mortgage  Loans"),  formed and sold by Residential  Accredit Loans,  Inc.  (hereinafter  called the "Company,"
which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified above (the  "Agreement")  among the Company, the Master  Servicer  and  ________________________,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized terms used  herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the  "Distribution  Date"), commencing as described in the  Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day,  the  Business  Day  immediately preceding  such last day) of the month  immediately  preceding  the  month of such  distribution  (the  "Record
Date"),  from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this  Certificate  and the amount required to be distributed to Holders of Class X Certificates on such Distribution Date.  The Class X Certificates have no Certificate Principal Balance.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the
Trustee or by a Paying  Agent  appointed by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)  for the account of the Person  entitled  thereto if such Person  shall have so notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

        Notwithstanding  the above, the final distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of this Certificate at the office or agency  appointed  by the Trustee for that purpose in the City and State of New York.  The Initial  Notional
Amount of this Certificate is set forth above.

        This  Certificate  is one of a  duly  authorized  issue  of  Certificates  issued  in  several  Classes designated  as  Mortgage  Asset-Backed  Pass-Through  Certificates  of  the  Series  specified  hereon  (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain  collections and recoveries  respecting the
Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created  for the  benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for
purposes  other  than  distributions  to   Certificateholders,   such  purposes  including  without  limitation
reimbursement  to the  Company and the Master  Servicer of advances  made,  or certain  expenses  incurred,  by either of them.

        The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master Servicer and the
Trustee with the consent of the Holders of  Certificates  evidencing  in the aggregate not less than 66% of the
Percentage  Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this
Certificate  shall be  conclusive  and binding on such Holder and upon all future  holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such consent is made upon the  Certificate.  The Agreement  also permits the amendment  thereof in certain  circumstances  without  the  consent  of the  Holders of any of the  Certificates  and,  in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer at the  offices or  agencies  appointed  by the Trustee in the City and State of New
York,  duly endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or more  new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in Classes and in denominations  specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental  charge  payable  in  connection therewith.

        The  Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes,  and neither the Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New
York.

        The  obligations  created by the  Agreement in respect of the  Certificates  and the Trust Fund created thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the
Trustee and required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such
Mortgage Loans,  thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii)  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof;  provided,  that  any such  option  may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off  Date  Principal
Balance of the Mortgage Loans.

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the  certificate of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT B

                                          FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1
CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT,
AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000]
OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS
WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE
OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN
INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY OTHER PERSON, ACTING, DIRECTLY
OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN
INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION
EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, PTE 2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002)
(THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY
OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER
THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C) (I) THE TRANSFEREE IS AN
INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN
"INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED
TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III
OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE
COMPANY).

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT
SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT
EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC
EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY
LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH
TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY
PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN)
WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST
FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT
OF SUCH ACQUISITION OR HOLDING.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

        evidencing  a  percentage   interest  in  any  distributions   allocable  to  the  Class  M-
        Certificates  with respect to the Trust Fund  consisting  primarily  of a pool of  [conventional one- to four-family  fixed  interest rate first  mortgage  loans] formed and sold by RESIDENTIAL
        ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                    is the registered owner
of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal
Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-     Certificates,
both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be
distributed to Holders of Class M-     Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

               Any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such transferee is not an investment manager, a named fiduciary or a trustee of any plan, or any other person, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any plan (a "plan investor"), (b) it has acquired and is holding such Certificate in reliance on prohibited transaction exemption ("PTE") 94-29, as most recently amended, PTE 2002-41, 67 fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such
Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard &
Poor's, Fitch or Moody's or (c) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S.
Department of Labor prohibited transaction class exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (c), a
"complying insurance company).

               If this Certificate (or any interest herein) is acquired or held by any person that does not satisfy the conditions described in the preceding paragraph, then the last preceding transferee that either
(i) is not a plan investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a complying insurance company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate owner thereof retroactive to the date of such transfer of this Certificate.  The
Trustee shall be under no liability to any person for making any payments due on this Certificate to such preceding transferee.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT C

                                          FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES AND CLASS M CERTIFICATES  [AND
CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION  5.02 OF THE
AGREEMENT.

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST"  IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE
CODE.  THE FOLLOWING  INFORMATION IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.  FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE  LOANS PREPAY AT 100% OF THE  PREPAYMENT  SPEED  ASSUMPTION (AS DESCRIBED
IN THE  PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE  HAS BEEN  ISSUED  WITH NO MORE THAN  $[      ]  OF OID PER
$[1,000] OF INITIAL CERTIFICATE  PRINCIPAL BALANCE,  THE YIELD TO MATURITY IS [        ]% AND THE AMOUNT OF OID
ATTRIBUTABLE  TO THE INITIAL  ACCRUAL PERIOD IS NO MORE THAN  $[        ]  PER $[1,000] OF INITIAL  CERTIFICATE
PRINCIPAL  BALANCE,  COMPUTED UNDER THE APPROXIMATE  METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS
WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

       evidencing  a  percentage   interest  in  any   distributions   allocable  to  the  Class  B-
       Certificates  with  respect to the Trust Fund  consisting  primarily  of a pool of  [conventional one- to  four-family  fixed  interest rate first  mortgage  loans] formed and sold by RESIDENTIAL
       ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this
Certificate by the aggregate Certificate Principal Balance of all Class B-     Certificates, both as
specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of
[conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any)
required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the
Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of
1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section
5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person
(including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption
("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60..

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                  EXHIBIT C-I

                                          FORM OF CLASS P CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION  5.02 OF THE
AGREEMENT).

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

C-I-6

Certificate No. ___                               Prepayment Charge

Class P - Prepayment Charge                       Aggregate Certificate Principal Balance
                                                  of the Class P
Date of Pooling and Servicing                     Certificates as of
Agreement and Cut-off Date:                       the Cut-off Date:
__________ 1, ____                                $0.00

First Distribution Date:                          Initial Certificate Principal Balance of this
__________ 25, ____                               Certificate: $____

Master Servicer:                                  Percentage Interest of this Certificate:
Residential Funding Corporation                   100%

Assumed Final Distribution Date:                  CUSIP: __________
__________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

       evidencing  a percentage  interest in any  distributions  allocable  to the Class P  Certificates with  respect  to  the  Trust  Fund  consisting  primarily  of a pool  of  [one-  to  four-family
       residential,   payment-option,   adjustable-rate  first  lien  mortgage  loans  with  a  negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that ____________________________ is the registered owner of the Percentage
Interest evidenced by this Certificate (as specified above) in certain distributions with respect to a Trust
Fund consisting primarily of a pool of [one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature] (the "Mortgage Loans"), formed and sold by
Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate at the close of business on the last day (or if such last day is not a Business Day, the Business
Day immediately preceding such last day) of the month immediately preceding the month of such distribution
(the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount required to be distributed to Holders of Class P Certificates on such Distribution
Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

               No transfer of this Class P Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the
Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of
1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class P Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section
5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person
(including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT D

                                          FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY  NOT  BE  HELD  BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY
OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING  (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE  MAC, A MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY
OR INSTRUMENTALITY OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED BY CHAPTER 1 OF THE CODE UNLESS
SUCH  ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION 511 OF THE CODE ON UNRELATED  BUSINESS TAXABLE INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES
DESCRIBED IN SECTION  1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE
CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A),  (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO
AS A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH
TRANSFER  IS TO  IMPEDE  THE  ASSESSMENT  OR  COLLECTION  OF TAX  AND (3)  SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE
REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT  WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH
HOLDER  OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE DEEMED  TO HAVE  CONSENTED  TO THE
PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

        evidencing  a percentage  interest in any  distributions  allocable to the Class R  Certificates with  respect  to the  Trust  Fund  consisting  primarily  of a pool  of  [conventional  one- to four-family  fixed interest rate first mortgage  loans] formed and sold by RESIDENTIAL  ACCREDIT
        LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                    is the registered owner
of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate
Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R
Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the
"Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company,"
which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any
Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any
attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv)
if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.  Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this
Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i)
an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and
stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT E

                                       FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this ____________  day of  _____________________, 20 __________, by and between
Residential Funding Corporation, its successors and assigns ("Residential Funding") and
 _________________________________________ (the "Seller/Servicer," and, together with Residential Funding, the
"parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and
Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides.  All provisions of the
Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential
Funding in writing.  Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable.  All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought.  Such a written waiver or amendment must expressly reference this Contract.  However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time.  Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1)     Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2)     This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3)     There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this
                      Contract.

(4)     Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract.  Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding.
The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding.  Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by
United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below.  However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      Attention:
      Telefacsimile Number:  (________)  _____-____________

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in
Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this
Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this
Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court.  Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum.  Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract.  All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract.  Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable.  This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                         (Name of Seller/Servicer)
By:                                     By:
      (Signature)                                        (Signature)
By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
======================================= =========================================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature)                                        (Signature)
By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                                   EXHIBIT F
                                         FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing
Agreement."

Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and
Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:  _______________________
Title:
Date:

                                                  EXHIBIT G-1

                                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage
Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution]
[corporation] duly organized and existing under the laws of [the State of ____________________________]
[the United States], on behalf of which he makes this affidavit and agreement.

2.      That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the
Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a)
of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization"
means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers'
cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of
Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent
(which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii)
that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.      The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations),
(iii) an estate that is described in Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in
Section 7701(a)(30)(E) of the Code.

6.      The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7.      That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8.      That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.      That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.     The Owner's Taxpayer Identification Number is ______________________________.

11.     This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

12.     That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13.     That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14.     That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15.     The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this  ___________ day of _______________, 200 _________.

                                            [NAME OF OWNER]

                                            By:_______________________________
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this _________  day of __________, 200__.

                                                 NOTARY PUBLIC

                                            COUNTY OF  __________________________
                                            STATE OF ____________________________
                                            My Commission expires the _____ day of _____, 20 .

                                                   EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                                  EXHIBIT G-2

                                        FORM OF TRANSFEROR CERTIFICATE

                                                      ______________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by
                               ______________________________________________________(the "Seller") to
  ________________________________________________________________________________(the "Purchaser") of
$ _________________________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The
Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1.      No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is
or will be to impede the assessment or collection of any tax.

2.      The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1.
The Seller does not know or believe that any representation contained therein is false.

3.      The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for
United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.      The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                            Very truly yours,

                                            (Seller)

                                            By:________________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT H

                                    FORM OF INVESTOR REPRESENTATION LETTER

                                                        ______________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

                                              ________________(the "Purchaser") intends to purchase from
 _____________________________________________________(the "Seller") $__________________________  Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class
(the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the
"Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and
__________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1.      The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law,
               (b) the Company is not required to so register or qualify the Certificates, (c) the
               Certificates may be resold only if registered and qualified pursuant to the provisions of the
               Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.      The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3.      The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.      The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private
               Placement Memorandum, dated                                       , 20    , relating to the
               Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.  The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.  [If the
               Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement
               Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the
               Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5.      The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any
               Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a)
               through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
               Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a)     is not an employee benefit or other plan subject to the prohibited transaction provisions of the
               Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the
               Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101; or

(b)     is an insurance company, the source of funds to be used by it to purchase the Certificates is an
               "insurance company general account" (within the meaning of DOL Prohibited Transaction Class
               Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the
Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any
Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                            Very truly yours,

                                            By:  ____________________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT I

                                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                      _________ , 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by ________________ (the "Seller") to ___________________ (the
"Purchaser") of $_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class   (the "Certificates"), issued pursuant to the Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit
Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and
__________________, as trustee (the "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any
Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that
(as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities
Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the
Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The
Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            (Seller)

                                            By:  ________________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT J

                                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                            Description of Rule 144A Securities, including numbers:

               The undersigned  seller, as registered holder (the "Seller"), intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

1.      In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A
Securities were issued, the Seller hereby certifies the following facts:  Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the
Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the
Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A
Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the
Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.      The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master
Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1,
____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a)     The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b)     The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)     The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)     Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the
        Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
        144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)     The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or
        Annex 2.  The Buyer is aware that the sale to it is being made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

                      [(a)   is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section
        4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the
        Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101](1); or

                      (b)    is an insurance company, the source of funds to be used by it to purchase the
        Certificates is an "insurance company general account" (within the meaning of DOL Prohibited
        Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.](2)

               4.     This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original;
        such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                                                                                           ANNEX 1 TO EXHIBIT J

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                            [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President
or other executive officer of the Buyer.

2.      In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_________________________________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

--      Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

--      Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
               $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--      Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--      Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

--      Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

--      State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

--      ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee
               Retirement Income Security Act of 1974.

--      Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

--      SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small Business
               Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

--      Business Development Company.  The Buyer is a business development company as defined in Section
               202(a)(22) of the Investment Advisers Act of 1940.

--      Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee
               Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.      The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the
Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v)
repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.      For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.
However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.      The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6.      If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a
"qualified institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.      The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:  __________________________________
                                                 Name:
                                                 Title:

                                            Date:

                                                                                           ANNEX 2 TO EXHIBIT J

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                             [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

8.      As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President
of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9.      In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in
SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of
1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the
Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--      The Buyer owned $______________________________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

--      The Buyer is part of a Family of Investment Companies which owned in the aggregate
               $_______________________in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10.     The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12.     The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the
Buyer's own account.

13.     The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By:_____________________________________
                                                 Name:
                                                 Title:

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date:

                                                   EXHIBIT K

                                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                               LIMITED GUARANTY]

                                                 ARTICLE XIII

                            Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 13.01.  Subordinate Certificate Loss Coverage; Limited Guaranty.  (a) Subject to
subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or
Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess
Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan,  and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a).

               (b)    Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any
Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and
Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to
Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such
Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the
Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized
Loss or Losses.  Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the
Certificateholders for purposes of Section 4.05.  Excess Special Hazard Losses, Excess Fraud Losses, Excess
Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the
Subordinate Certificate Loss Obligation.

               (c)    Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee.  The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser
of (X)                  minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 13.02.  Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)    The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential
Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the
Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution
Date for such month, with a copy to the Master Servicer.

               (e)  All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the
Distribution Date for such month to the Class B Certificateholders.

               (f)    The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of
Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on
"contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or
Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General
Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b)
the original rating assigned to the Class B Certificates by such rating agency.  Any replacement of the
Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the
Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the
Master Servicer and the Trustee shall reasonably request.  Neither the Company, the Master Servicer nor the
Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss
Obligation under any circumstance.

               Section 13.02.  Amendments Relating to the Limited Guaranty.  Notwithstanding Sections 11.01 or
13.01: (i) the provisions of this Article XIII may be amended, superseded or deleted, (ii) the Limited
Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XIII may be amended in any manner; in each case by written instrument executed or consented to by the Company and
Residential Funding but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B
Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master
Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss
Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1)
of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the
Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.  A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                   EXHIBIT L

                                          [FORM OF LIMITED GUARANTY]

                                               LIMITED GUARANTY

                                       RESIDENTIAL ACCREDIT LOANS, INC.

                                Mortgage Asset-Backed Pass-Through Certificates
                                                Series ____-___

                                                                                  _____________, 200

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 13.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the
"Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No.
thereto, dated as of                 , with respect to the Mortgage Asset-Backed Pass-Through Certificates,
Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 13.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.      Provision of Funds.  (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of
Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to
Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution
Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss
Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 13.01 of the Servicing Agreement.

               (b)    The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance.  Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 13.01(f) of the Servicing
Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2.      Waiver.  GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder.  Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3.      Modification, Amendment and Termination.  This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 13.02 of the Servicing Agreement.  The obligations of GMAC under this Limited
Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4.      Successor.  Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5.      Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.      Authorization and Reliance.  GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.      Definitions.  Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8.      Counterparts.  This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION

                                            By:  _______________________
                                            Name:
                                            Title:

Acknowledged by:

__________________,
    as Trustee

By:
Name:
Title:

RESIDENTIAL ACCREDIT LOANS, INC.

By:
Name:
Title:

                                                   EXHIBIT M

                         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                         _____________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates, Series ____-___
                      Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by
 ___________________________________(the "Trustee") to _______________________________________________  (the
"Lender") of ______________________________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as Master
Servicer, and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i)     the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii)           the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii)          the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv)           such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,

                                            (Lender)

                                            By: ______________________
                                            Name:
                                            Title:

                                                   EXHIBIT N

                                         FORM OF REQUEST FOR EXCHANGE

                                                                                                         [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___

               Residential Funding Corporation, as the Holder of a _________% Percentage Interest of the
[Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced
Certificates for the Subclasses referred to below:

1.      [Interest Only/Class A-V]-   Certificates, corresponding to the following Uncertificated REMIC Regular
                      Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule].  The initial Subclass Notional Amount and the Initial
                      Pass-Through Rate on the [Interest Only/Class A-V]-   Certificates will be
                      $ ___________________ and   __________%, respectively.

2.      [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC
Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the
Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc.,
Residential Funding Corporation and __________________, as trustee.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:    __________________________
                                            Name:
                                            Title:

                                                   EXHIBIT O

                                        Form of Form 10-K Certification

        I, [identify the certifying individual], certify that:

        1.     I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the "Exchange Act periodic reports")
created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and
Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit
Loans, Inc., Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2.     Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

        4.     I am responsible for reviewing the activities performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the
Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5.     All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                   EXHIBIT P

                           [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a)    The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the
"Agreement") by and among [__________], as depositor, Residential Funding Corporation, as Master Servicer, and
the Trustee in accordance with the standards set forth therein.

        (b)    Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the  Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                   Name:______________________________
                                                   Title:

                                                   EXHIBIT Q

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED
                                                MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                   EXHIBIT R

                        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the              |X| (as to
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days
                  following receipt, or such other number of days          accounts held by
                  specified in the transaction agreements.                     Trustee)
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an        |X| (as to
                  obligor or to an investor are made only by authorized     investors only)
                  personnel.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset  (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable pool asset documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related pool asset, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the                |X|
1122(d)(4)(xv)    transaction agreements.

----------------- -------------------------------------------------------- ------------------